Filed with the Securities and Exchange Commission on April 26, 2021
REGISTRATION NO. 333-131035
INVESTMENT COMPANY ACT NO. 811-07975
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 51
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 179
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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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WILLIAM J. EVERS, ESQ.
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-6000
(Name, address and telephone number of agent for service)
COPIES TO:
ELIZABETH L. GIOIA
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on April 30, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on __________ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life Insurance Company of New Jersey Flexible
Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)
This prospectus describes three different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an “Annuity”, and to the classes collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). Because the X Series Annuity grants Credits with respect to your purchase payments, the expenses of the X Series Annuity may be higher than expenses for an Annuity without a credit. In addition, the amount of the Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Credit.
Please read this prospectus and retain it for future reference.
This Annuity was only offered for sale in the State of New York.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime at our website https://www.prudential.com/personal/annuities/annuity/annuity-prospectuses . You may elect to receive all future reports in paper free of charge by calling 1-888-PRU-2888.
In compliance with U.S. law, Prudential Annuities delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
This Annuity provides a Credit which can be recaptured in certain circumstances described in this prospectus. This Credit may be more than offset by fees and charges in this Annuity, which are also described in this prospectus. These fees and charges may be higher than other, similar products that do not offer a Credit.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.
______________________________________________________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________________________________________________
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: HTTPS://WWW.PRUDENTIAL.COM

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021
                                PREMIERNY

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GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recapture under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.
Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase
Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95th birthday of the older of the Owner or Annuitant.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this
Prospectus, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.
Benefit Fixed Rate Account: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily
Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Co-Annuitant: The person shown on the contract data pages who becomes the Annuitant upon the death of the Annuitant before the Annuity Date. No Co-Annuitant may be designated if the Owner is a non-natural person.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge: (“CDSC”): This is a sales charge that may be deducted when you make a full or partial withdrawal under your
Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See “Summary of Contract Fees and Charges” for details on the CDSC for each Annuity.
Credit: An amount we allocate to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Credit is payable from our general account. The amount of the Credit depends on the cumulative amount of Purchase Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA
Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the
Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “Free Look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.
Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term “In Writing” to refer to this general requirement.
Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of Sub-account performance on your Account Value. We no longer offer GMIB.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.
Highest Daily® Guaranteed Return Option (Highest Daily GRO)/Highest Daily Guaranteed Return Option (HD GRO II): Highest Daily GRO
and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.
Highest Daily Lifetime® Five Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Highest Daily Lifetime Five.
Highest Daily Lifetime® Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account
Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.
Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.
Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.
Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Lifetime Five.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.
Portfolio: Any underlying mutual fund which may be selected as an investment option by the owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Separate Account: Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Accoun t. The separate account is set apart from all of the general assets of Prudential.

Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.
Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives
(as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected
Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Spousal Lifetime Five.
Spousal Highest Daily Lifetime® Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the
Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.
Spousal Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.
Spousal Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.
Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recapture under certain circumstances.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange (NYSE) is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

Important Information You Should Consider About B Series, L Series, X Series
Fees and Expenses
Charges for Early Withdrawals
For B Series: If you withdraw money from the Annuity within 7 years following your last purchase payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the purchase payment, and a surrender charge may be assessed up to 7 years after the last purchase payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

For L Series: If you withdraw money from the Annuity within 4 years following your last purchase payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the purchase payment, and a surrender charge may be assessed up to 4 years after the last purchase payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For X Series: If you withdraw money from the Annuity within 9 years following your last purchase payment, you may be assessed a surrender charge. The maximum surrender charge is 9.0% of the purchase payment, and a surrender charge may be assessed up to 9 years after the last purchase payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $9,000 on a $100,000 withdrawal.
For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract B Series L Series X Series	1.150%* 1.500%* 1.550%*	1.173%* 1.517%* 1.570%*
	Investment options	0.57%*	3.23%*
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	0.40%*	1.50%*
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$1,789	$6,808
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional purchase payments, transfers or withdrawals
· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the fixed rate options, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks
An investment in the Annuity is subject to the risks related to Pruco Life Insurance Company of New Jersey. Any obligations (including under any Fixed Rate Option), guarantees, or benefits are subject to the claims-paying ability of Pruco Life Insurance Company of New Jersey. More information about Pruco Life Insurance Company of New Jersey is available upon request. Such requests can be made toll-free 1-888-PRU-2888.

For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between investment options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer. We reserve the right to increase this charge to $20.
If you select an optional benefit, your selection of investment options may be limited.
Pruco Life Insurance Company of New Jersey reserves the right to remove or substitute Portfolios as investment options.
We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the "Fees and Charges" section, "Appendix A," and the "What is the Separate Account?" section of this prospectus.
Optional Benefits	You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or annual basis from your Account Value allocated to the Sub-accounts. The charge for each optional benefit is deducted in addition to the Insurance Charge due to the increased insurance risk associated with the optional benefits. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.

For more information on tax implications, please refer to the "Tax Considerations" section of this prospectus.

Conflicts of Interest
Investment Professional Compensation	Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investments in the Annuity.
For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered By Prudential Annuities?" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered By Prudential Annuities?" section of this prospectus.

OVERVIEW OF THE ANNUITIES
Prudential Premier Variable Annuity B Series (“B Series”)
Prudential Premier Variable Annuity L Series (“L Series”)
Prudential Premier Variable Annuity X Series (“X Series”)

Each Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors “defer” receiving annuity payments until after an accumulation period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.

The Premier X Series offers two different types of Credits. We add a Credit to your Annuity with each Purchase Payment we receive. We also provide an additional 0.40% credit on your tenth anniversary and every Annuity Anniversary thereafter, based on the sum of all Purchase Payments that have been in the Annuity for more than 9 years less withdrawals made.

Each Annuity also offers a basic Death Benefit that can protect your retirement savings if you die during a period of declining markets. It also offers an optional Death Benefits that provide enhanced levels of protection for your beneficiary(ies) for an additional charge. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one fixed investment option, the Fixed Rate Option, which offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Each Annuity features two distinct phases—the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options. The variable investment options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. Additional information about the Portfolios is provided in Appendix A to the prospectus.

During the payout period (after annuitization), you can elect to receive annuity payments (1) for life; (2) based on joint lives; or (3) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply.

You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply.

Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees and Charges" section.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each purchase payment)[1]
B Series	7.0%
L Series	7.0%
X Series	9.0%
Maximum Transfer Fee[2]	$20
1    The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.
2    Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
B Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%	—	—
L Series	7.0%	6.0%	5.0%	4.0%	0.0%	—	—	—	—	—
X Series	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Maximum
Administrative Expenses[1] (assessed annually on the Annuity’s anniversary date or upon surrender)	Lesser of $30 or 2% of Account Value
Base Contract Expenses[2] (based on the average daily net assets of the Sub-accounts) (excluding Settlement Service Charge): B Series L Series X Series	1.15% 1.50% 1.55%
Your Optional Benefit Fees and Charges
HIGHEST DAILY GRO II
Maximum Charge (assessed against Sub-account net assets)	0.60%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
Maximum Charge (assessed against greater of account value and PWV)	1.50%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)
Maximum Charge (assessed against greater of account value and PWV)	1.50%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Maximum Charge (assessed against Sub-account net assets)	0.60%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
Maximum Charge (assessed against Protected Income Value)	1.00%
LIFETIME FIVE INCOME BENEFIT
Maximum Charge (assessed against Sub-account net assets)	1.50%
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge (assessed against Sub-account net assets)	1.50%

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
Maximum Charge (assessed against Sub-account net assets)	1.50%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge (assessed against the Protected Withdrawal Value)	1.50%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge (assessed against the Protected Withdrawal Value)	1.50%
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge (assessed against the greater of Account Value and Protected Withdrawal Value)	1.50%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge (assessed against the greater of Account Value and Protected Withdrawal Value)	1.50%
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV)
Maximum Charge (assessed against Sub-account net assets)	0.40%
1 Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed. The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus.
2 The Base Contract Expense does not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge. Beneficiaries are assessed a Settlement Service Charge of 1.00% (based on the average daily net assets of the Sub-accounts).
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.57%	3.23%
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge, which includes the Highest Daily Lifetime 6 Plus, and Highest Anniversary Value (HAV) DB. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

B Series
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$13,413	$24,290	$35,240	$64,995	$10,741	$16,582	$22,930	$43,274
If you annuitize at the end of the applicable time period:	$6,413	$19,290	$32,240	$64,995	$3,741	$11,582	$19,930	$43,274
If you do not surrender your Annuity:	$6,413	$19,290	$32,240	$64,995	$3,741	$11,582	$19,930	$43,274

L Series
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$13,759	$25,255	$33,729	$67,376	$11,096	$17,631	$21,649	$46,525
If you annuitize at the end of the applicable time period:	$6,759	$20,255	$33,729	$67,376	$4,096	$12,631	$21,649	$46,525
If you do not surrender your Annuity:	$6,759	$20,255	$33,729	$67,376	$4,096	$12,631	$21,649	$46,525

X Series
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$15,808	$28,393	$39,940	$67,709	$13,147	$20,781	$27,893	$46,980
If you annuitize at the end of the applicable time period:	$6,808	$20,393	$33,940	$67,709	$4,147	$12,781	$21,893	$46,980
If you do not surrender your Annuity:	$6,808	$20,393	$33,940	$67,709	$4,147	$12,781	$21,893	$46,980

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-Accounts, which invest in Portfolios. If the Sub-Accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-Accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under the Annuity, including amounts allocated to the Fixed Rate Options. You should look to the financial strength of Pruco Life of New Jersey for its claims-paying ability. Pruco Life of New Jersey is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life of New Jersey and our ability to conduct business and process transactions. Although Pruco Life of New Jersey has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life of New Jersey may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefits.
Credit Recapture. For X Shares, in certain circumstances we may recapture any Credits applied to your Contract if you access your Account Value during the accumulation period or surrender your Annuity.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Effect of Withdrawals on Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable investment option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-888-PRU-2888.
WHAT ARE THE FIXED RATE OPTIONS?
The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.
One-Year Fixed Interest Rate Option
We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.
Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey’s general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.
Other Fixed Rate Interest Options We May Offer From Time To Time
In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. (“6 or 12 Month DCA Program”). Please see the "Do you Offer Dollar Cost Averaging" Section for more information.

FEES AND CHARGES
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Annuities. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life of New Jersey’s general account.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.
WHAT ARE THE CONTRACT FEES AND CHARGES?
Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under “Summary of Contract Fees and Charges”. If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the credit. However, we do not impose any CDSC on your withdrawal of a credit amount.

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
B Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%	—	—
L Series	7.0%	6.0%	5.0%	4.0%	0.0%	—	—	—	—	—
X Series	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available charge free withdrawal amount is taken out first (see How Much Can I Withdraw as a Charge Free Withdrawal?). If the charge free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled “Access to Account Value”.
Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10 for each transfer after the 20th in each Annuity Year. The fee will never be more than $20 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the

Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is also the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.
Tax Charge: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Company Taxes
We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.
WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?
Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the Sub-account declines and for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1%.
Benefits Available Under the Annuity

For information about the benefits available under the Annuity and their corresponding charges, please refer to page 31 of this prospectus.
WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply (see “Tax Charge” above).
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to Sub-account fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your financial professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.
Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.
“Beneficiary” Annuity
If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws.

This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. These distributions are not subject to any CDSC.
•For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70½ (or age 72 for those who would have reached age 70½ after 2019), however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of your Prospectus.
You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:
•No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOAs” into a single contract as part of this “Beneficiary” Annuity.
•You may not elect any optional living or death benefits.
•You may not annuitize the Annuity; no annuity options are available.
•You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), and Systematic Withdrawals.
•You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.
•If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
•The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
•If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
•If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
•Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.”
•Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an annuitant there is a “Key Life” which is used to determine the annual required distributions.
•Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and treasury regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
In general, you may change the Owner, Annuitant and Beneficiary Designations. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:
•a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner’s death;
•a new Annuitant subsequent to the Annuity Date;
•for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
•a change in Beneficiary if the Owner had previously made the designation irrevocable;
•a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
•a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections for any such restrictions.
You may request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations, or request to assign the Annuity, by sending us a request in Good Order. Such changes will be effective on the date the change request form is signed, provided we receive such request in Good Order. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity. We accept assignments of nonqualified Annuities only.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
•a company(ies) that issues or manages viatical or structured settlements;
•an institutional investment company;
•an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
•a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract. Upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal advisor before electing the Spousal Benefit for a domestic partner or civil union partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodian Account.
MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges). The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Program or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program “Pruco Life of New Jersey’s Systematic Investment Program.” Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment: Once we accepted your application, we invested your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any Tax Charge that may apply. You can allocate purchase payments to one or more Sub-accounts or an available Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.
Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.
HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
We apply a Longevity Credit to your Annuity’s Account Value on your tenth anniversary (“tenth Annuity Anniversary”) and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity.
Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.
HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.
HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
We apply a “Purchase Credit” to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity, according to the table below:

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 – 80	6.00%*
81 – 85	3.00%
*    For X series Annuities issued prior to October 22, 2007, the credit applicable to ages 0 – 80 is 5%.
HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?
Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.
Examples of Applying the Purchase Credit
Initial Purchase Payment
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.
The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life of New Jersey under the following circumstance:
•if you elect to “free look” your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

The Account Value may be substantially reduced if Pruco Life of New Jersey recaptures the Purchase Credit amount under the above. However, any investment gain on the Purchase Credit amount will not be taken back. We do not deduct a CDSC in any situation where we recapture the Purchase Credit amount.
Examples of Recapturing Credits
The following are hypothetical examples of how Credits could be recaptured by Prudential Annuities. These examples do not cover every potential situation. These are the only situations in which Credits may be recaptured.
Recapture from payment of Death Benefits
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 6.0% Credit, for a total of $3,600. If the Death Benefit becomes payable in the 9th month after the Issue Date, the amount of the Death Benefit would be reduced by the entire amount of the prior Credits ($3,600).
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 6.0% Credit, for a total of $3,600. If death occurs in the 16th month after the Issue Date, the amount of the Death Benefit would be reduced but only in the amount of those Credits applied within the previous 12-months. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the date of death, the Death Benefit would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of death. Therefore, the amount of the Death Benefit would be reduced by the amount of the Credits payable on the additional Purchase Payment ($600).
•NOTE: If the Death Benefit would otherwise have been equal to the Purchase Payments minus any withdrawals due to poor investment performance, we will not reduce the amount of the Death Benefit by the amount of the Credits as shown in Example 2 above.
Recapture from Medically-Related Surrenders
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You receive a Credit of $3,000 ($50,000 X .06). The Annuitant is diagnosed as terminally ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the medically-related surrender provision. Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal illness, the amount that would be payable under the medically-related surrender provision would be reduced by the entire amount of the Credits ($3,000).
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 6.0% Credit, for a total of $3,600. The Annuitant is diagnosed as terminally ill in the 16th month after the Issue Date and we grant your request to surrender your Annuity under the medically-related surrender provision. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the medically-related surrender provision would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of diagnosis. Therefore, the amount that would be payable under the medically-related surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($600).
General Information about the Purchase Credit Feature
•We do not consider a Purchase Credit to be “investment in the contract” for income tax purposes.
•You may not withdraw the amount of any Purchase Credit under the Charge Free Withdrawal provision. The Charge Free Withdrawal provision only applies to withdrawals of Purchase Payments.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.
Currently, we charge $10 for each transfer after the 20th in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time or one hour prior to any announced closing of the applicable securities exchange, to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities’ website (www.prudential.com). Owners attempting to process a transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we

(i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Government Money Market Portfolio or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•With respect to each Sub-account (other than the AST Government Money Market Sub-account or a Sub-Account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Government Money Market Portfolio or any ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
•We reserve the right to affect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail. If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional), and will not waive a transfer restriction for any contract owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity’s TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER DOLLAR COST AVERAGING?
Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)- We no longer offer our 6 or 12 Month DCA Program. The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.
The key features of this Program are as follows:
•You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
•As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
•Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
•6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established and on each month following until the entire principal amount plus earnings is transferred.
•We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
•The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
•If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
•If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
•If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or any Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a proportional basis from your Sub-accounts and the DCA Fixed Rate Options.
•We impose no fee for your participation in the 6 or 12 Month DCA Program.
•You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a proportional basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.
•You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
•We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
•The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
•The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”
NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II, benefits.
Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.
MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Subject to our rules, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your financial professional has this authority, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by a financial professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your financial professional will be informed of all such restrictions on an ongoing basis. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional have this authority, please contact us immediately.

ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge Free Withdrawals.” Unless you notify us differently, withdrawals are taken proportionally based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "proportionally” meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?
During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and treasury regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.
•To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Charge Free Withdrawal” amount. The Charge Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Charge Free Withdrawal you may request is $100.
•You can also make withdrawals in excess of the Charge Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
To determine if a CDSC applies to partial withdrawals, we:
1.First determine what, if any, amounts qualify as a Charge Free Withdrawal. These amounts are not subject to the CDSC.
2.Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Charge Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
3.Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.
You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once payments have commenced).
To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Website at www.prudential.com.
HOW MUCH CAN I WITHDRAW AS A CHARGE FREE WITHDRAWAL?
The maximum Charge Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Charge Free Withdrawal amount to the next Annuity Year.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be assessed against a Partial Withdrawal during the accumulation period. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Charge Free Withdrawal amount and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity.
1.If you request a Partial Withdrawal we determine if the amount you requested is available as a Charge Free Withdrawal (in which case it would not be subject to a CDSC);
2.    If the amount requested exceeds the available Charge Free Withdrawal amount:
•First, we withdraw the amount from Purchase Payments that have been invested for longer than the CDSC period, if any;
•Second, we withdraw the remaining amount from the Purchase Payments that are still subject to a CDSC. We withdraw the "oldest" of your Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
Any CDSC will only apply to the amount withdrawn that exceeds the Charge Free Withdrawal amount.
For purposes of calculating the CDSC on a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.
3.    If the amount requested exceeds the amounts available under Item #2 above, we withdraw the remaining amount from any other Account Value (including Account Value due to Credits and Target Value Credits).
CAN YOU CLOSE MY ACCOUNT AND INVOLUNTARILY REDEEM MY INVESTMENT?
As explained above, after any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity.
CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or RMD.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the purchase payments that are still subject to CDSC.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals proportionally based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Proportionally” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals proportionally (as described above) based on the Account Value across all of your Investment Options.
If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
•Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a proportional basis from the Investment Options at the time we process each withdrawal.
•If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
•Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
•If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further negatively impact your future guaranteed withdrawal amounts.
•For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) or 72(q) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% additional tax under Section 72(q) of the Code. For contracts issued as nonqualified annuities, the Code provides for the same exemption from the 10% additional tax under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)
Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life of New Jersey.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.
Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Website at www.prudential.com.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “What Types of Annuity Options Are Available?” for information on the impact of the minimum Surrender Value at annuitization.
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant’s 95th birthday (unless we agree to another date). However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. Certain annuity options may not be available depending on the age of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note, you may not annuitize within the first Annuity Year.
For Beneficiary Annuities no annuity payments are available and all references to an Annuity Date are not applicable.
Option 1
Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during before the end of period certain, payments will continue to the beneficiary for the remainder of the fixed period.
Option 2
Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options: We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the latest Annuity Date indicated above.
Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).
HOW ARE ANNUITY PAYMENTS CALCULATED?
Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Maximum Charge	Standard or Optional	Restrictions/Limitations
HIGHEST DAILY GRO II	Guarantees a “return of premium” at a future date, while allowing you to allocate all or a portion of your Account Value to the Sub-accounts of your choice.	0.60% (assessed against the daily net assets of the Sub-account)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)[1]	Guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value.	1.50% (assessed against the greater of Account Value and Protected Withdrawal Value)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)[1]	The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit.	1.50% (assessed against the greater of Account Value and Protected Withdrawal Value)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)[1]	Guarantees a “return of premium” at a future date, while allowing you to allocate all or a portion of your Account Value to the Sub-accounts of your choice.	0.60% (assessed against the daily net assets of the Sub-account)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)[2]	Guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments after a seven-year waiting period.	1.00% (assessed against the GMIB Protected Income Value)	Optional	The benefit may not be terminated. The benefit may only be exercised within a specific period. We may restrict the selection of certain portfolios.
LIFETIME FIVE INCOME BENEFIT[1]	Guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value.	1.50% (assessed against the daily net assets of the Sub-account)	Optional	You may be restricted from adding additional benefits. We may restrict the selection of certain portfolios.
SPOUSAL LIFETIME FIVE INCOME BENEFIT[1]	Guarantees until the later death of two Designated Lives the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value.	1.50% (assessed against the daily net assets of the Sub-account)	Optional	You may be restricted from adding additional benefits. We may restrict the selection of certain portfolios.
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT[1]	Guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value.	1.50% (assessed against the daily net assets of the Sub-account)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT[1]	Guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value.	1.50% (assessed against the Protected Withdrawal Value)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT[1]	The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit.	1.50% (assessed against the Protected Withdrawal Value)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
HIGHEST DAILY LIFETIME 7 PLUS[1]	Guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value.	1.50% (assessed against the greater of Account Value and Protected Withdrawal Value)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS[1]	The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit.	1.50% (assessed against the greater of Account Value and Protected Withdrawal Value)	Optional	You may be restricted from adding additional benefits. Account Value subject to systematic transfers to and from Fixed Rate Options. We may restrict the selection of certain portfolios.
BASIC DEATH BENEFIT	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	0%	Standard	None
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV)[2]	Provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit or the Highest Anniversary Value.	0.40% (assessed against the daily net assets of athe Sub-account)	Optional	You may be restricted from adding additional benefits. You may not be able to terminate the benefit. We may restrict the selection of certain portfolios.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s).	None	Standard	Not available if certain Optional Benefits are elected.
1 These benefits are no longer available for new elections.
2 These benefits are no longer offered and must have been elected at the time that you purchased your Annuity.
DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits at any time for new elections. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
•protecting a principal amount from decreases in value as of specified future dates due to investment performance;
•taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
•guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
•providing spousal continuation of certain benefits.
The “living benefits” are as follows:
•Highest Daily Guaranteed Return Option II (HD GRO II)
•Highest Daily Guaranteed Return Option (Highest Daily GRO) 1
•Guaranteed Minimum Income Benefit (GMIB) 1
•Lifetime Five Income Benefit1
•Spousal Lifetime Five Income Benefit 1
•Highest Daily Lifetime Five Income Benefit 1
•Highest Daily Lifetime Seven Income Benefit 1
•Spousal Highest Daily Lifetime Seven Income Benefit 1
•Highest Daily Lifetime 7 Plus Income Benefit 1
•Spousal Highest Daily Lifetime 7 Plus Income Benefit 1
•Highest Daily Lifetime 6 Plus Income Benefit1
•Spousal Highest Daily Lifetime 6 Plus Income Benefit1
1    No longer available for new elections.

Here is a general description of each kind of living benefit that exists under this Annuity:
•Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
•Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.
•Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.
Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).
Termination of Existing Benefits and Election of New Benefits
If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
HIGHEST DAILY® GUARANTEED RETURN OPTION II (HD GRO II)
You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a proportional basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount proportionally from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:
•The Issue Date is December 1, 2010
•The benefit is elected on December 1, 2010
•The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
•An additional guarantee amount of $300,000 is locked in on December 1, 2011
•The Account Value immediately prior to the withdrawal is equal to $300,000
•For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value

(adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,
•March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
•On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
•Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your guarantee amount(s);

•The amount of time until the maturity of your guarantee(s);
•The amount invested in, and the performance of, the Permitted Sub-accounts;
•The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
•The discount rate used to determine the present value of your guarantee(s);
•Additional Purchase Payments, if any, that you make to the Annuity; and
•Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recapture within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recapture, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.
The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 80 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However, you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, a proportional basis (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
There is no guarantee that any benefit will be available for election at a later date.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
•Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
•Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
•As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
•We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
•If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-

elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
Charges under the Benefit
The maximum charge for HD GRO II is 0.60% annually of the daily net assets of the Sub-Accounts (including any AST bond portfolio Sub-account). The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY® GUARANTEED RETURN OPTION (HD GRO)
Highest Daily GRO is no longer available for new elections.
Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from sub-account increases while it is in effect.
The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a proportional basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”
We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.
EXAMPLES
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial purchase payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
•The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
•The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
•The initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
•The result is then further reduced by the ratio of A to B, where:
—    A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—    B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.
•The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.
Key Feature – Allocation of Account Value
HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix B of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses .
For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your guarantee amount(s);
•The amount of time until the maturity of your guarantee(s);
•The amount invested in, and the performance of, the Permitted Sub-accounts;
•The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
•The discount rate used to determine the present value of your guarantee(s);
•Additional Purchase Payments, if any, that you make to the Annuity; and
•Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recapture within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recapture, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Election/Cancellation of the Benefit
We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.
If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order

(subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts proportionally based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the money-market portfolio.
Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts used with that benefit and the Permitted Sub-accounts according to a predetermined mathematical formula or, depending on the benefit selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.
Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.
Special Considerations under Highest Daily GRO
This benefit is subject to certain rules and restrictions, including, but not limited to the following:
•Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
•You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.
•Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
•Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
•As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
•We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
Charges under the Benefit
The maximum charge for HD GRO is 0.60% annually of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account). The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The formula is set forth in Appendix B of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.
Under the formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.
If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).
For example,
•March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
•As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
•Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any automatic-rebalancing program; or (c) a proportional basis according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.
It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
Important Considerations When Electing this Feature:
•At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
•Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.
Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
The Guaranteed Minimum Income Benefit is no longer available for new elections.
The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.
Key Feature – Protected Income Value
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable Tax Charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.
The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series) made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.
•Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
•Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
•Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
•As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.
Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

•A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.
•The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.
•When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
•If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
•A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.
The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
•The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
•The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).
•The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
•The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
•The result is then further reduced by the ratio of A to B, where:
—    A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—    B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).
The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.
•The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).
•The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
Example 3. Reset of the dollar-for-dollar limit
A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
•The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
•The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).

•The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).
Key Feature – GMIB Annuity Payments
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.
Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.
The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable Tax Charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.
GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period
Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
•If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
•If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.
You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.
Other Important Considerations
You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
•Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
•Where allowed by law, we reserve the right to limit subsequent Purchase Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

•We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
•If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
•Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
•At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.
Election of the Benefit
The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.
Termination of the Benefit
The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.
Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
Charges under the Benefit
The maximum charge for GMIB is 1.00% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to Sub-account performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge on a proportional basis from the Account Value allocated to the Sub-accounts and the Fixed Rate Options. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
No charge applies after the Annuity Date.
LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
The Lifetime Five Income Benefit is no longer available for new elections.
Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
•If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.
•If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a proportional for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).
Step-Up of the Protected Withdrawal Value
You may elect to step-up your Protected Withdrawal Value if, due to positive Sub-account performance, your Account Value is greater than the Protected Withdrawal Value.
•You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit
•The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up
If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.
If you elected the Auto Step-Up feature:
•the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
•your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
•if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
•once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up
If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.
Key Feature – Annual Income Amount under the Life Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to X Series).

Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
•If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
•If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
Examples of Withdrawals
The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):
(a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05^(393/365) = $263,484.33
(b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.
•Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.
•Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions
(a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
•Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
•Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93
Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157
•Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
(b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
▪Remaining Annual Withdrawal Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
•Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450/($263,000 – $18,550) × $18,550 = $489
Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061
•Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
•Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $11,750/($263,000 – $13,250) × $13,250 = $623.
Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627
•Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450
•Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450/($263,000 – $18,550) × $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947
Benefits Under the Lifetime Five Benefit
•If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

•If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or
(3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.
Other Important Considerations
•Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
•Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
•If you are taking your entire Annual Income Amount or Annual Withdrawal Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
Election of the Benefit
We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.

Charged under the Benefit
The maximum charge for Lifetime Five is 1.50% annually of the daily net assets of the Sub-Accounts. The charge is deducted daily.
Termination of the Benefit
The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70½ (or age 72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
The Spousal Lifetime Five benefit is no longer available for new elections.
Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Initial Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity

Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.
Step-Up of Annual Income Amount
You may elect to step-up your Annual Income Amount if, due to positive Sub-account performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.
Examples of withdrawals and step-up
The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):
(a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33
(b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
•Annual Income Amount for future Annuity Years remains at $13,250
Example 2. Dollar-for-dollar and proportional reductions
If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Income Amount for current Annuity Year = $0
•Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
•Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount
If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.
Benefits Under The Spousal Lifetime Five Benefit
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
•If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
Other Important Considerations
•Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
•Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
•There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
•In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows:
(a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Charged under the Benefit
The maximum charge for Spousal Lifetime Five is 1.50% annually of the daily net assets of the Sub-Accounts. The charge is deducted daily.
Termination of the Benefit
The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70½ (or age 72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT (HD5)
The Highest Daily Lifetime Five benefit is no longer available for new elections.
Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
The income benefit under Highest Daily Lifetime Five is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Rate Option is also not available as Fixed Rate Options are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.
The benefit guarantees that until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.
Key Feature – Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.
The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:
•the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation

Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
•the Account Value.
If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.
The Enhanced Protected Withdrawal Value is only calculated if a distribution is not taken from your Annuity prior to the Tenth Anniversary. Thus, if a distribution is taken from your Annuity prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:
(a)200% of the Account Value on the date you elected Highest Daily Lifetime Five;
(b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
(c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.
We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.
Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.
Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2006.
•The Highest Daily Lifetime Five benefit is elected on March 5, 2007.
Dollar-for-dollar reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to X Series).
Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

*    In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**    In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
•This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Five Benefit
•To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)    apply your Account Value to any Annuity option available; or
(2)    request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)    the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)    the Account Value.
•If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
•Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
•Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your

Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
•You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Rate Option if you elect this benefit.
•Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
•In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
•The maximum charge for Highest Daily Lifetime Five is 1.50% annually of the daily net assets of the Sub-Accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
•The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, a proportional basis. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value at that time. Any such new benefit you elect may be more expensive.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.
Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Rate Options.

Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
(a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
(b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if a distribution is taken from your Annuity prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Mathematical Formula Component of Highest Daily Lifetime Five
As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.
Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the mathematical formula, see the discussion regarding the 90% cap.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.
While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:
•Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or
•If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
•Transfer all or a portion of your Account Value in the Permitted Sub-accounts on a proportional basis to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Total Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.
Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½ (or age 72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.
If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a mathematical formula. The mathematical formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.
Under the formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
•March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
•Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).
Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.
Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.
Important Considerations When Electing the Formula:
•At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
•Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
•Because the charge for Highest Daily Lifetime Five is assessed against the daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.
HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (HD 7)
Effective September 14, 2012, Highest Daily Lifetime Seven is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit new elections of Highest Daily Lifetime Seven.
Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
(2)the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:
(a)the Account Value; or
(b)the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:
(1)the Account Value; or
(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
(3)the sum of:
(a)200% of the Account Value on the effective date of the benefit;
(b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
(c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2007
•The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.
Dollar-for-dollar reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*    In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**    In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
•This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
•The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Seven Benefit
•To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
•Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses .
•Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
•The maximum charge for Highest Daily Lifetime Seven is 1.50% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee proportionally from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, proportionally. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
a)your Account Value on the day that you elected Highest Daily Lifetime Seven; and
b)the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if a distribution is taken from your Annuity prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).
Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the

Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
•Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e., in the same proportion as the current balances in your variable investment options); or
•Transfer all or a portion of your Account Value in the Permitted Sub-accounts proportionally to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½ (or age 72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a mathematical formula. The formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The mathematical formula is found in Appendix D. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”).
Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
•March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
•Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-

accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the Formula:
•At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
•Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.
SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (SHD7)
Effective September 14, 2012, Spousal Highest Daily Lifetime Seven is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.
Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59½ years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.
The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
(2)the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:
(1)the Account Value; or
(2)the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:
(1)the Account Value; or
(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
(3)the sum of:
(a)200% of the Account Value on the effective date of the benefit;
(b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
(c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2007
•The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.
•The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.
Dollar-for-Dollar Reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**    In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
•This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Spousal Highest Daily Lifetime Seven Benefit
•To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.
We must receive your request in a form acceptable to us at our office.
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)the Account Value.
•If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
•Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses .
•Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.
•The maximum charge for Spousal Highest Daily Lifetime Seven is 1.50% of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee proportionally from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit.
We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59½ years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59½ years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59½ years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows:
(a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instruction or in absence of such instruction, a proportional basis. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
a)your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
b)the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if a distribution is taken from your Annuity prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).
Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
•Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e., in the same proportion as the current balances in your variable investment options); or
•Transfer all or a portion of your Account Value in the Permitted Sub-accounts proportionally to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½ (72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven
If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a mathematical formula. The formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost for adding this feature to your Annuity. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The formula is found in Appendix D. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit. Under the formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
•March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
•Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e., in the same proportion as the current balances in your variable investment options).
It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the Formula:
•At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.
HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (HD 7 Plus)
Effective September 14, 2012, Highest Daily Lifetime 7 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See “Election of and Designations under the Benefit” and “Termination of Existing Benefits and Election of New Benefits” below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single “designated life” who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section in this Prospectus.
Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
(a)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;
(b)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
(c)all adjusted Purchase Payments made after one year following the effective date of the benefit.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
a)your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
b)the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if a distribution is taken from your Annuity (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59½, 5% for ages 59½ – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59½, 5% for ages 59½ – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59½, 5% for ages 59½-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59½ and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59½ and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 1, 2009	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
•No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amount will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Highest Daily Lifetime 7 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
•Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses .

•Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
•The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.375% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee proportionally from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e. in the same proportion as the current balances in your variable investment options).
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix E.
Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
•March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
•Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.
As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
b)An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) proportionally (i.e., in the same proportion as the current balances in your variable investment options); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts proportionally to the AST Investment Grade Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST

Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½ (72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (SHD7 Plus)
Effective September 14, 2012, Spousal Highest Daily Lifetime 7 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits”.
Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this Prospectus.
We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
(a)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;
(b)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
(c)All adjusted Purchase Payments made after one year following the effective date of the benefit.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
a)your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
b)the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if a distribution is taken from your Annuity, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59½, 5% for ages 59½ – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59½, 5% for ages 59½ – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59½, 5% for ages 59½ – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59½ and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59½ and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The Account Value at benefit election was $105,000
•The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit
•No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Spousal Highest Daily Lifetime 7 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.

•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
•Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses .
•Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

•The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.375% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee proportionally from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) proportionally (i.e. in the same proportion as the current balances in your variable investment options).

How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½ (72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (HD® 6 Plus)
Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
We offered a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.
Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals.
Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
(a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
(b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
(c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59½ and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59½ and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
•No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If a distribution is taken from your Annuity in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Highest Daily Lifetime 6 Plus
If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
•the basic death benefit under the Annuity; and
•the amount of any optional death benefit you may have elected and remains in effect; and
•(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.
Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.
Benefits Under Highest Daily Lifetime 6 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
•Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses.
•Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
•If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
•The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

•The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.375% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee proportionally from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $750.00 ($200,000 × 0.375%).
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, proportionally (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
•September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
•On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
•Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Account Value in the Bond Sub-account, or
b)An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

•Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½ (72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (SHD6 Plus)
Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.
We offer a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals.
Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
(a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
(b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
(c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions.
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The Account Value at benefit election was $105,000
•The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
•No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-

Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If a distribution is taken from your Annuity in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.
If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
•the basic death benefit under the Annuity; and
•the amount of any optional death benefit you may have elected and remains in effect; and
•a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.
Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.
Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death.
Benefits Under Spousal Highest Daily Lifetime 6 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
•Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses.

•You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
•If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
•The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
•The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee proportionally from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $750.00 ($200,000 × 0.375%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial

Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows:
(a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, proportionally (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½ (72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.

DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to Sub-account fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
BASIC DEATH BENEFIT
Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. Notwithstanding the additional protection provided under the optional Death Benefit, the additional cost has the impact of reducing the net performance of the investment options. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.
The basic Death Benefit is equal to the greater of:
•The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.
•The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.
“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.
Here is an example of how the basic death benefit is calculated:
The contract was issued with purchase payments totaling $100,000 but, due to negative Sub-Account performance, the account value had decreased to $80,000. If the owner died, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.

OPTIONAL DEATH BENEFIT

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. We reserve the right to cease offering any optional death benefit.
The optional Death Benefit is NOT available if your Annuity is held as a Beneficiary Annuity.
Currently, the optional death benefit must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected this death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase the optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime 7 Plus, you are not permitted to elect the optional Death Benefit.

Highest Anniversary Value Death Benefit (“HAV”)

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.
Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
1.the basic Death Benefit described above; and
2.the Highest Anniversary Value as of the Owner’s date of death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
1.the basic Death Benefit described above; and
2.the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.
The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.
Key Terms Used with the Highest Anniversary Value Death Benefit:
•The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.
•The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payment (including any Purchase Credits, with respect to the X series) since such anniversary.
•The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits, with respect to the X series).
•Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.
Annuities with Joint Owners
For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

Annuities Owned by Entities
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I Terminate the Optional HAV Death Benefit? Does the Optional HAV Death Benefit Terminate Under Other Circumstances?
For the B Series and the X Series, the HAV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HAV Death Benefit is elected on the Issue Date, then you may elect to terminate the benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect the optional benefit and (ii) if you did not elect the HAV death benefit on the Issue Date, then you may elect the HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The HAV Death Benefit will terminate automatically on the Annuity Date. Also, if you elected the Highest Anniversary Value Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable treasury regulations. For jointly owned Annuities, the optional death benefit is payable upon the first death of either Owner and therefore terminates and does not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity” below).
What are the Charges for the Optional Death Benefit?
The maximum charge for HAV Death Benefit is 0.40% per year of the daily net assets of the Sub-accounts . We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.
Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options-Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.
If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
In the event of your death before the Annuity Date, the Death Benefit must be distributed:
•within five (5) years of the date of death (the “5 Year Deadline”); or
•as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin with one year of the date of death.
•If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.
Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
•as a lump sum payment; or
•Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.
If we do not receive instructions on where to send the payment by the end of the required distribution period under the Code, the funds will be escheated.
Beneficiary Continuation Option
Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities. The Beneficiary Continuation Option is only available within a limited time period from the deceased date of death and for certain designated beneficiaries as detailed below.
Under the Beneficiary Continuation Option:
•The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.
•The Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the beneficiary.
•Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
•Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
•The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

•The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
•The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
•No Fixed Rate Options will be offered.
•No additional Purchase Payments can be applied to the Annuity.
•The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
•The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.
•Withdrawals are not subject to CDSC.
•Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.
•If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.
In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.
Spousal Assumption of Annuity
You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.
If the Annuity has not reached the Annuity Date on the date we receive everything we require to pay the surviving spouse’s death claim, we assume the election by the surviving spouse of continuation of the Annuity unless otherwise notified.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).
Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, any applicable charge will continue to apply but you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive “due proof of death”. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Government Money Market Sub-account until we further determine the universe of eligible Beneficiaries.
Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to Sub-account fluctuations.

VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recapture under certain circumstances.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price" or Unit Value. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed.
Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments: We allocated your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we received all of our requirements at our office to issue an Annuity. If we did not have all the required information to allow us to issue your Annuity, we may have retained the Purchase Payment while we tried to reach you or your representative to obtain all of our requirements. If we were unable to obtain all of our required information within five (5) Valuation Days, we were required to return the Purchase Payment to you at that time, unless you specifically consented to our retaining the Purchase Payment while we gathered the required information. Once we obtained the required information, we invested the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issued an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to Sub-account fluctuations during that period. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions in Good Order. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” for further information on additional purchase payments.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Charge Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).
Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ website (www. prudential.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut-off” message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.
WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?
Termination of Optional Benefits: If you terminate the Guaranteed Return Option program or either Optional Death Benefit, we will no longer deduct the charge we apply to purchase the optional benefit. On the date the charge no longer applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge and any optional benefit or program still elected, but not the charge for the optional benefit or program that you terminated. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
• the amount is paid on or after you reach age 59½;
• the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
• the amount received is attributable to your becoming disabled (as defined in the Code);
• generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
• the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before

August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts..
• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant's death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
• Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
• Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
• A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
• H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
• Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
• Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year.The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
• You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
• Your rights as Owner are non-forfeitable;
• You cannot sell, assign or pledge the Annuity;
• The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
• The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
• Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
• A 10% early withdrawal additional tax described below;
• Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
• Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

• If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
• SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
• SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution limit. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
• Contributions to a Roth IRA cannot be deducted from your gross income;
• “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
• If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of curent year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
• Your attainment of age 59½;
• Your severance of employment;

• Your death;
• Your total and permanent disability; or
• Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The Information provided below applies to Owners who die after 2019. For Owner deaths prior to 202, please consult your tax advisor regarding the applicable post-death distribution requirements.
• If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
• the amount is paid on or after you reach age 59½ or die;
• the amount received is attributable to your becoming disabled; or
• generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
• For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
• For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs . Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).

ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans . If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
Treasury regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Website at http://www.prudential.com/personal/annuities/annuity-prospectuses or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Website or other electronic means.
WHAT IS PRUCO LIFE OF NEW JERSEY?
Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is AN INDIRECT wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 1-888-PRU-2888. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudential.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069

Name of Service Provider	Services Provided	Address
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
WHAT IS THE SEPARATE ACCOUNT?
The Separate Account. We have established a Separate Account, the Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
1.changes in state insurance law;
2.changes in federal income tax law;
3.changes in the investment management of any variable investment options; or
4.differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the

Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2020) received compensation with respect to our annuity business generally during 2020 (or as to which a payment amount was accrued during 2020). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2020 retrospective depiction. During 2020, non-cash compensation received by Firms and Entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by Firms ranged from $4.40 to $12,514,361.56.
All of the Firms and Entities listed below received non-cash compensation during 2020. In addition, Firms in bold also received cash compensation during 2020.

1st Global Capital Corp.	CFD Investments, Inc.	MML Investors Services, Inc.
3 Mark Financial Texas, Inc.	Chesapeake Brokerage, LLC.	Money Concepts Capital Corp.
Aaron Advantage Agency	Citigroup Global Markets Inc.	Morgan Stanley Smith Barney
Advantage Insurance Network, Inc.	Citizens Securities, Inc.	National Securities Corp.
Advisor Group	COMERICA SECURITIES, INC.	New York Life Insurance Company
Advisors Excel, LLC	Commonwealth Financial Network	Newbridge Securities Corp.
Aegon Transamerica	Concord Financial Advisors	Next Financial Group, Inc.
AimcoR Group	Crown Capital Securities, L.P.	OneAmerica Securities, Inc.
AIP Marketing Alliance, Inc.	Crump	OPPENHEIMER & CO, INC.
ALHA	CUNA Brokerage Svcs, Inc.	Packerland Brokerage Svcs,Inc
Allegis Insurance Agency, Inc.	CUSO Financial Services, L.P.	Park Avenue Securities, LLC
Allianz	David Lerner and Associates	Parkland Securities
Allstate Financial Srvcs, LLC	Edward Jones & Co.	Pinnancle Investments, LLC
American Financial Associates	Equity Services, Inc.	PNC Investments, LLC
American Independent Securities Group, LLC	Fidelity Investments	ProEquities
AMERICAN PORTFOLIO FIN SVCS INC	First Citizens Bank	Prospera Financial Services, Inc.
Ameriprise Financial, Inc.	Fortune Financial Services, Inc.	Prudential Annuities
Ameritas Investment Corp.	Founders Financial Securities, LLC	Purshe Kaplan Sterling Investments
APW Capital, Inc.	FSC Securities Corp.	Raymond James Financial Svcs
Aquafil S.P.A.	FTB Advisors, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	GamePlan Financial Marketing, LLC.	RNR Securities, L.L.C.
Arkadios Capital	Garden State Securities, Inc.	Robert W. Baird & Co., Inc.
Arthur J. Gallagher	Geneos Wealth Management, Inc.	Royal Alliance Associates
Ash Brokerage Corporation	Goldman Sachs & Co.	SA Stone Wealth Management
Atlas Financial Partners, LLC	Gradient Securities, LLC	SAGEPOINT FINANCIAL, INC.
Ausdal Financial Partners, Inc.	GWN Securities, Inc.	Scott & Stringfellow
AXA Advisors, LLC	H. Beck, Inc.	Securian Financial Svcs, Inc.
Ballew Investments	H.D. Vest Investment	Securities America, Inc.
BankersLife Securities	Hantz Financial Services, Inc.	Securities Service Network
BB&T Investment Services, Inc.	Harbour Investment, Inc.	Sigma Financial Corporation
BBVA Compass Investment Solutions, Inc.	HSBC	Stifel Nicolaus & Co.
BCG Securities, Inc.	Independent Financial Grp, LLC	SunTrust Investment Services, Inc.
Becker Suffern McLanahan, Ltd.	Infinex Financial Group	T. Rowe Price Group, Inc.

Belman Klein Associates, LTD	Investacorp	TFS Securities, Inc.
Benson Blackburn	J.J.B. Hilliard Lyons, Inc.	The Investment Center
Berson-Sokol Agency, Inc.	J.P. Morgan	The Prudential Insurance Company of America
Berthel Fisher & Company	J.W. Cole Financial, Inc.	TransAmerica Financial Advisors, Inc.
BlackRock Financial Management Inc.	Janney Montgomery Scott, LLC.	Triad Advisors, Inc.
Borden Hamman Agency, Inc.	Kestra Financial, Inc.	UBS Financial Services, Inc.
Cadaret, Grant & Co., Inc.	KMS Financial Services, Inc.	United Planners Fin. Serv.
Calton & Associates, Inc	Kovack Securities, Inc.	US Bank
Cambridge Investment Research, Inc.	Lincoln Financial Advisors	VOYA Financial Advisors
Cantella & Co., Inc.	Lincoln Financial Securities Corporation	WADDELL & REED INC.
CAPE SECURITIES, INC.	Lincoln Investment Planning	Wells Fargo Advisors LLC
Capital Analysts	Lion Street	WELLS FARGO ADVISORS LLC - WEALTH
Capital Financial Services	LPL Financial Corporation	Wells Fargo Investments LLC
Capital Investment Group, Inc.	M Holdings Securities, Inc	Woodbury Financial Services
Capitas Financial LLC	M&T Securities
Centaurus Financial, Inc.	Mercer Allied Company L.P.
Cetera Advisor Network LLC	Merrill Lynch
The Firms listed below received cash compensation during 2020 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Mutual Service Corporation
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.
LEGAL PROCEEDINGS
As of the date of this prospectus, none of Prudential Annuities, the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential Annuities and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Prudential Annuities’ ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: https://www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com, our Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

Appendix A - Portfolios Available Under the Annuity
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Seeks long-term capital appreciation.	2AST Academic Strategies Asset Allocation Portfolio* AlphaSimplex Group, LLC AQR Capital Management, LLC CoreCommodity Management, LLC First Quadrant, L.P. Jennison Associates LLC Morgan Stanley Investment Management Inc. Pacific Investment Management Company, LLC PGIM Investments LLC QMA LLC Western Asset Management Company, LLC Western Asset Management Company Limited	1.31%	4.22%	5.87%	4.88%
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	2AST Advanced Strategies Portfolio* Brown Advisory, LLC Loomis, Sayles & Company, L.P. LSV Asset Management Pacific Investment Management Company, LLC PGIM Investments LLC PGIM Fixed Income QMA LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.92%	10.68%	9.71%	8.47%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST AllianzGI World Trends Portfolio * Allianz Global Investors U.S. LLC	0.97%	14.10%	8.61%	6.80%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Balanced Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	11.77%	9.16%	8.05%
Seeks a high total return consistent with a moderate level of risk.	2AST BlackRock Global Strategies Portfolio* BlackRock Financial Management, Inc. BlackRock International Limited	1.07%	4.74%	7.04%	N/A
Seeks to maximize total return, consistent with income generation and prudent investment management.	2AST BlackRock Low Duration Bond Portfolio* BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited	0.75%	2.56%	2.25%	1.62%
Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	2AST BlackRock/Loomis Sayles Bond Portfolio* BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.	0.70%	7.36%	4.85%	3.65%
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2021 PGIM Fixed Income PGIM Limited	0.86%	3.15%	2.37%	3.94%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2022* PGIM Fixed Income PGIM Limited	0.93%	5.01%	2.80%	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2023* PGIM Fixed Income PGIM Limited	0.93%	6.77%	3.29%	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2024* PGIM Fixed Income PGIM Limited	0.93%	8.65%	3.85%	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2025* PGIM Fixed Income PGIM Limited	0.93%	11.35%	4.63%	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2026 PGIM Fixed Income PGIM Limited	0.92%	10.68%	4.73%	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2027* PGIM Fixed Income PGIM Limited	0.93%	11.87%	N/A	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2028* PGIM Fixed Income PGIM Limited	0.93%	14.68%	N/A	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2029* PGIM Fixed Income PGIM Limited	0.93%	16.29%	N/A	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2030 PGIM Fixed Income PGIM Limited	0.81%	14.51%	N/A	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2031 PGIM Fixed Income PGIM Limited	0.92%	N/A	N/A	N/A
Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Bond Portfolio 2032* PGIM Fixed Income PGIM Limited	0.80%	N/A	N/A	N/A
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Capital Growth Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.91%	13.42%	10.37%	9.14%
Seeks income, capital preservation, and capital appreciation.	2AST ClearBridge Dividend Growth Portfolio* ClearBridge Investments, LLC	0.92%	4.73%	12.20%	N/A

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Seeks capital appreciation and income.	2AST Cohen & Steers Global Realty Portfolio * Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited Cohen & Steers UK Limited	1.15%	-2.95%	5.30%	6.35%
Seeks to maximize total return through investment in real estate securities.	2AST Cohen & Steers Realty Portfolio Cohen & Steers Capital Management, Inc.	1.11%	-2.84%	6.22%	8.94%
Seeks long-term capital appreciation.	2AST Emerging Markets Equity Portfolio * AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.	1.30%	4.06%	7.56%	0.74%
Seeks long-term capital growth balanced by current income.	2AST Fidelity Institutional AM® Quantitative Portfolio * FIAM LLC	0.92%	8.76%	7.89%	6.65%
Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	2AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)* AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company LLP	0.86%	4.50%	3.99%	N/A
Seeks long-term capital appreciation.	2AST Goldman Sachs Small-Cap Value Portfolio* Goldman Sachs Asset Management, L.P.	1.05%	2.44%	8.53%	9.51%
Seeks high current income and maintain high levels of liquidity.	2AST Government Money Market Portfolio PGIM Fixed Income	0.57%	0.22%	0.71%	0.36%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	2AST High Yield Portfolio J.P. Morgan Investment Management, Inc. PGIM Fixed Income	0.87%	2.64%	7.54%	6.00%
Seeks current income and long-term growth of income, as well as capital appreciation.	2AST Hotchkis & Wiley Large-Cap Value Portfolio* Hotchkis & Wiley Capital Management, LLC	0.83%	0.27%	9.76%	10.09%
Seeks long-term capital growth.	2AST International Growth Portfolio* Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.09%	31.32%	14.40%	9.07%
Seeks capital growth.	2AST International Value Portfolio Lazard Asset Management LLC LSV Asset Management	1.11%	-0.61%	4.33%	3.55%
Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	2AST Investment Grade Bond Portfolio* PGIM Fixed Income PGIM Limited	0.73%	16.47%	7.03%	6.09%
Seeks capital appreciation consistent with its specified level of risk tolerance.	2AST J.P. Morgan Global Thematic Portfolio J.P. Morgan Investment Management, Inc.	1.06%	13.16%	9.03%	7.85%
Seeks capital growth.	2AST J.P. Morgan International Equity Portfolio J.P. Morgan Investment Management, Inc.	1.04%	13.08%	9.42%	6.20%
Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	2AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)* J.P. Morgan Investment Management, Inc.	0.91%	11.35%	7.11%	6.22%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Seeks long-term growth of capital.	2AST Jennison Large-Cap Growth Portfolio Jennison Associates LLC	0.99%	54.04%	21.88%	17.83%
Seeks long-term capital appreciation.	2AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)* QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company	0.81%	11.15%	11.70%	N/A
Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	2AST Loomis Sayles Large-Cap Growth Portfolio* Loomis, Sayles & Company, L.P.	0.91%	31.59%	18.80%	15.91%
Seeks capital growth.	2AST MFS Global Equity Portfolio* Massachusetts Financial Services Company	1.12%	14.18%	12.23%	10.71%
Seeks total return.	2AST MFS Growth Allocation Portfolio Massachusetts Financial Services Company	0.98%	9.87%	8.50%	N/A
Seeks long-term capital growth and future, rather than current income.	2AST MFS Growth Portfolio* Massachusetts Financial Services Company	0.96%	30.48%	19.59%	16.33%
Seeks capital appreciation.	2AST MFS Large-Cap Value Portfolio Massachusetts Financial Services Company	0.92%	3.90%	9.96%	N/A
Seeks long-term growth of capital.	2AST Mid-Cap Growth Portfolio Massachusetts Financial Services Company Victory Capital Management Inc.	1.09%	34.84%	16.74%	13.34%
Seeks capital growth.	2AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)* Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.	1.00%	-1.78%	5.97%	8.86%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Preservation Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	9.08%	7.16%	6.19%
Seeks to maximize total return consistent with the long-term preservation of capital.	2AST Prudential Core Bond Portfolio PGIM Fixed Income	0.73%	6.05%	4.92%	N/A
Seeks total return.	2AST Prudential Growth Allocation Portfolio Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC	0.88%	5.86%	8.30%	7.20%
Seeks long term capital appreciation.	2AST QMA US Equity Alpha Portfolio QMA LLC	1.45%	-5.19%	8.74%	11.58%
Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	2AST Quantitative Modeling Portfolio PGIM Investments LLC QMA LLC	1.08%	11.58%	9.70%	N/A
Seeks capital growth.	2AST Small-Cap Growth Opportunities Portfolio Victory Capital Management Inc. Wellington Management Company, LLP	1.06%	35.18%	17.73%	13.46%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Seeks long-term capital growth.	2AST Small-Cap Growth Portfolio Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.	1.00%	48.39%	19.69%	14.46%
Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	2AST Small-Cap Value Portfolio J.P. Morgan Investment Management, Inc. LMCG Investments, LLC	1.10%	0.86%	7.19%	8.08%
Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	2AST T. Rowe Price Asset Allocation Portfolio* T. Rowe Price Associates, Inc.	0.88%	12.53%	9.83%	8.63%
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	2AST T. Rowe Price Large-Cap Growth Portfolio* T. Rowe Price Associates, Inc.	0.89%	39.80%	21.40%	17.95%
Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	2AST T. Rowe Price Large-Cap Value Portfolio * T. Rowe Price Associates, Inc.	0.81%	2.09%	7.51%	7.61%
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	2AST T. Rowe Price Natural Resources Portfolio* T. Rowe Price Associates, Inc.	1.05%	-2.22%	5.54%	-0.15%
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	2AST Wellington Management Hedged Equity Portfolio* Wellington Management Company LLP	1.05%	6.66%	8.13%	7.18%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	2AST Western Asset Core Plus Bond Portfolio Western Asset Management Company, LLC. Western Asset Management Company Limited	0.77%	8.11%	5.81%	4.95%
Seeks to maximize total return.	2AST Western Asset Emerging Markets Debt Portfolio Western Asset Management Company, LLC Western Asset Management Company Limited	1.09%	7.45%	6.84%	N/A
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Goods℠ Index.	ProFund VP Consumer Goods*,[3] ProFund Advisors LLC	1.68%	31.05%	10.98%	11.40%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Services℠ Index.	ProFund VP Consumer Services*,[3] ProFund Advisors LLC	1.68%	28.34%	14.69%	15.46%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Financials℠ Index.	ProFund VP Financials*,[3] ProFund Advisors LLC	1.68%	-1.77%	9.33%	9.45%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health Care℠ Index.	ProFund VP Health Care*,[3] ProFund Advisors LLC	1.68%	14.44%	10.60%	14.53%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Industrials℠ Index.	ProFund VP Industrials*,[3] ProFund Advisors LLC	1.68%	16.76%	13.84%	11.85%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1-Year	5-Year	10-Year
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund VP Large-Cap Growth*,[3] ProFund Advisors LLC	1.68%	30.93%	16.86%	14.51%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund VP Large-Cap Value*,[3] ProFund Advisors LLC	1.68%	-0.06%	8.70%	8.99%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund VP Mid-Cap Growth* ProFund Advisors LLC	1.68%	20.90%	12.04%	10.61%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund VP Mid-Cap Value*,[3] ProFund Advisors LLC	1.68%	2.30%	8.64%	8.52%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real Estate℠ Index.	ProFund VP Real Estate*,[3] ProFund Advisors LLC	1.68%	-6.29%	5.05%	7.02%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund VP Small-Cap Growth*,[3] ProFund Advisors LLC	1.68%	17.39%	12.35%	11.46%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund VP Small-Cap Value*,[3] ProFund Advisors LLC	1.68%	1.06%	8.46%	8.37%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Telecommunications℠ Index.	ProFund VP Telecommunications*,[3] ProFund Advisors LLC	1.68%	3.15%	3.66%	4.98%
Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Utilities℠ Index.	ProFund VP Utilities*,[3] ProFund Advisors LLC	1.68%	-2.40%	9.45%	9.45%
2 These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a) a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c) a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
3 ProFunds VP - used with "L" share only.
* See important information below regarding certain portfolios. This information includes annual expenses that reflect temporary fee reductions.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.0249% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2027
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2032
The Portfolio commenced operations on or about January 4, 2021. Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimates are based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal year ending December 31, 2021.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Services
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Financials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Health Care
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Industrials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Real Estate
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
The Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
Stipulated Investment Options if you Elect Certain Optional Benefits
As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.
While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:
Lifetime Five Income Benefit	AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit	AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit	AST AllianzGI World Trends Portfolio
Highest Daily Lifetime Seven Income Benefit	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime 7 Plus Income Benefit	AST Capital Growth Asset Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus Income Benefit	AST Fidelity Institutional AM® Quantitative Portfolio
Highest Daily Lifetime 6 Plus	AST J.P. Morgan Global Thematic Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST J.P. Morgan Tactical Preservation Portfolio
Highest Daily GRO II	AST MFS Growth Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio
HAV Death Benefit	All Investment Options Permitted Except the Following:
Guaranteed Minimum Income Benefit	AST Emerging Markets Equity
Highest Daily GRO	AST Western Asset Emerging Markets Debt
AST Quantitative Modeling
*    Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following set of tables describes the second category (i.e., Group II below), under which:
(a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).
(b)you may allocate up to 80% in equity and other portfolios listed in the table below.
(c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
(d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
(e)if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.
Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios
Highest Daily Lifetime Seven	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven	AST Advanced Strategies Portfolio
Highest Daily Lifetime 7 Plus	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus	AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST BlackRock Low Duration Bond Portfolio
Highest Daily GRO II	AST BlackRock/Loomis Sayles Bond Portfolio
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio

Optional Benefit Name*	Permitted Portfolios
AST International Growth Portfolio
AST International Value Portfolio
AST Global Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Mid-Cap Value Portfolio
AST Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
*    Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following additional Portfolios are available with the L Series only:

ProFund VP
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities
Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:
(a)a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;

(b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
(c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.
The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Please consult the prospectus for the applicable portfolio for additional information about these effects.

APPENDIX B – FORMULA UNDER HIGHEST DAILY® GRO BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•V is the current Account Value of the elected Sub-accounts of the Annuity
•B is the total current value of the AST bond portfolio Sub-account
•Cl is the lower target value. Currently, it is 79%.
•Ct is the middle target value. Currently, it is 82%.
•Cu is the upper target value. Currently, it is 85%.
For each guarantee provided under the benefit,
•Gi is the guarantee amount
•Ni is the number of days until the maturity date
•di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).
Next the formula calculates the following formula ratio:

r	=	(L – B) / V.
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu.
The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.
FORMULA FOR ANNUITIES WITH 90% CAP FEATURE – HIGHEST DAILY GRO
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•V is the current Account Value of the elected Sub-accounts of the Annuity
•B is the total current value of the AST bond portfolio Sub-account
•Cl is the lower target value. Currently, it is 79%.
B-1

•Ct is the middle target value. Currently, it is 82%.
•Cu is the upper target value. Currently, it is 85%.
•T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.
For each guarantee provided under the benefit,
•Gi is the guarantee amount
•Ni is the number of days until the maturity date
•di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
Transfer Calculation
The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]
If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.
On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / V
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap feature”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
B-2

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.
FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL.
The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•VV is the current Account Value of the elected Sub-accounts of the Annuity
•VF is the current Account Value of the elected Fixed Rate Options of the Annuity
•B is the total current value of the Transfer Account
•Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee
•T is the amount of a transfer into or out of the Transfer Account
•“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.
The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di )^(Ni /365)
Where:
•Gi is the value of the Guarantee Amount or the Projected Future Guarantee
•Ni is the number of days until the end of the Guarantee Period
•di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.
Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF )
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
B-3

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r<Cl and B>0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.
B-4

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT
We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.
•Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.
•V – the total value of all Permitted Sub-accounts in the Annuity.
•F – the total value of all Benefit Fixed Rate Account allocations.
•I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.
•T – the amount of a transfer into or out of the Benefit Fixed Rate Account.
•I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.
•If r (>) Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.
•If r (<) Cl, and there are currently assets in the Benefit Fixed Rate Account (F (>) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, – [L – F – V * Ct] / (1 – Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]

Example:
Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.
Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28
Target Ratio:

r	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%
Since r > Cu ( because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min ( V, [ L – F – V * Ct] / ( 1 – Ct))}
	=	{Min ( 92,300.00, [ 76,710.28 – 0 – 92,300.00 * 0.80] / ( 1 – 0.80))}
	=	{Min ( 92,300.00, 14,351.40 )}
	=	14,351.40
FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
If you elect this feature, the following replaces the “Transfer Calculation” section in this Appendix.
Transfer Calculation:
The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:
If (F / (V + F) > .90) then T = F – (V + F) * .90
If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the Permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.
On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V
•If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).
•If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account
T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts

Age 65 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17
*    The values set forth in this table are applied to all ages and apply whether or not the 90% cap is elected.

APPENDIX D – FORMULA UNDER HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT
1.Formula for Contracts Issued on or after July 21, 2008
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.
•L – the target value as of the current business day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.
•Vv – the total value of all Permitted Sub-accounts in the Annuity.
•VF – the total value of all elected Fixed Rate Options in the Annuity.
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.
*    Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).
•If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the elected Sub-accounts and Fixed Rate Options to the Transfer Account

T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the Transfer Account to the elected Sub-accounts
2.Formula for Contracts Issued Prior to 7/21/08
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.
•L – the target value as of the current business day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.
•V – the total value of all Permitted Sub-accounts in the annuity.
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account
*    Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.
•If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money moving from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))},	Money moving from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts]
3.Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) < = .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V
•If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.
•If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
4.Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (VV + VF + B) < = .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – B) / (VV + VF)
•If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.
•If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17
*    The values set forth in this table are applied to all ages and apply to each formula set out in this appendix.

APPENDIX E – FORMULA FOR HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR Permitted Sub-accounts AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.
•Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)
•Vv – the total value of all Permitted Sub-accounts in the Annuity.
•VF – the total value of all elected Fixed Rate Options in the Annuity
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account
•TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).
•If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap rule described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX F – FORMULA UNDER HIGHEST DAILY® GRO II BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010
The following are the terms and definitions referenced in the transfer calculation formula:
•AV is the current Account Value of the Annuity
•VV is the current Account Value of the elected Sub-accounts of the Annuity
•VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity
•B is the total current value of the AST bond portfolio Sub-account
•Cl is the lower target value. Currently, it is 79%.
•Ct is the middle target value. Currently, it is 82%.
•Cu is the upper target value. Currently, it is 85%.
•T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,
•Gi is the guarantee amount
•Ni is the number of days until the maturity date
•di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap feature”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.
FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•VV is the current Account Value of the elected Sub-accounts of the Annuity
•VF is the current Account Value of the elected Fixed Rate Options of the Annuity
•B is the total current value of the Transfer Account
•Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee
•T is the amount of a transfer into or out of the Transfer Account
•“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.
The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Where:
•Gi is the value of the Guarantee Amount or the Projected Future Guarantee
•Ni is the number of days until the end of the Guarantee Period
•di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.
Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < C1 and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX G – FORMULA FOR HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR Permitted Sub-accounts AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).
•Vv – the total value of all Permitted Sub-accounts in the Annuity.
•VF – the total value of all elected Fixed Rate Options in the Annuity.
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.
•TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).
•If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – C u), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06.

This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, Pruco Life of New Jersey and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888. The SAI is also available at our website https://www.prudential.com/personal/annuities/annuity-prospectuses.
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

Edgar Contract Identifier:
Prudential Premier Variable Annuity B Series: C000003382
Prudential Premier Variable Annuity L Series: C000003383
Prudential Premier Variable Annuity X Series: C000003384
PREMIERNY

PART B

PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)
Statement of Additional Information: April 30, 2021.
PRUCO LIFE INSURANCE OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

The variable annuity contract series listed above (Annuities) are issued by PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ("Pruco Life of New Jersey"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account (the "Account").

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITY SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888 OUR WEBSITE IS WWW.PRUDENTIAL.COM. WE DO NOT INCORPORATE BY REFERENCE ANY INFORMATION INTO THIS STATEMENT OF ADDITIONAL INFORMATION.

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021
PREMIERNYSAI
1

GENERAL INFORMATION
Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company.
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
We have established a Separate Account, the Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. Values and benefits based on allocations to the Sub-accounts within the Separate Account will vary with the investment performance of the Portfolios, as applicable.. We do not guarantee the investment results of any Sub-account.
We reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. (“PAD”), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. Prudential Life Insurance Company and AST Investment Services, Inc. (“ASISI”), a co-investment manager of Advanced Series Trust (“AST”), are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Life Insurance Company and its affiliated companies.
PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (“firms”). Applications for annuity products are solicited by registered representatives of those firms.
Commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other cash compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.
Payments made to promote sale of our products.
In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we and/or PAD pay certain broker-dealers cash
2

compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain products; and/or percentage payments based on the total amount of money received as purchase payments under annuity products sold through the broker-dealer.
We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list in the prospectus includes the names of the firms that we are aware (as of December 31, 2020) received cash compensation with respect to annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed include payments in connection with products issued by Prucol Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2020, the least amount paid, and greatest amount paid, were $1,500 and $246,998, respectively.
With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions as follows: 2020: $52,509,751.30; 2019: $77,870,844.85; and 2018: $73,232,387.43. PAD retained none of those commissions
OTHER SERVICE PROVIDERS
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2020 , non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and
3

process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest
4

FINANCIAL STATEMENTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods indicated therein are included in this Statement of Additional Information. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334
Net Assets	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334

NET ASSETS, representing:
Accumulation units	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334
	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334

Units outstanding	4,551,027	3,863,280	3,289,972	4,160,350	1,982,638

Portfolio shares held	539,093	772,258	230,189	450,406	1,733,387
Portfolio net asset value per share	$10.00	$15.78	$81.50	$37.28	$6.18
Investment in portfolio shares, at cost	$5,390,928	$8,799,243	$6,410,476	$8,972,095	$9,112,643
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$16,389	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	76,004	171,414	235,131	232,057	154,225
NET INVESTMENT INCOME (LOSS)	(59,615)	(171,414)	(235,131)	(232,057)	(154,225)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	442,434	1,717,465	1,110,691	152,661
Net change in unrealized appreciation (depreciation) on investments	—	554,611	2,584,356	(867,162)	530,702
NET GAIN (LOSS) ON INVESTMENTS	—	997,045	4,301,821	243,529	683,363

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(59,615)	$825,631	$4,066,690	$11,472	$529,138
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275
Net Assets	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275

NET ASSETS, representing:
Accumulation units	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275
	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275

Units outstanding	5,580,935	1,055,977	3,508,456	939,087	613,481

Portfolio shares held	486,203	87,108	242,117	177,978	87,136
Portfolio net asset value per share	$87.66	$48.06	$127.49	$47.76	$17.08
Investment in portfolio shares, at cost	$27,645,809	$1,755,638	$6,041,893	$5,303,176	$1,237,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,685

EXPENSES
Charges for mortality and expense risk,
and for administration	401,305	54,026	383,257	71,250	19,198
NET INVESTMENT INCOME (LOSS)	(401,305)	(54,026)	(383,257)	(71,250)	(11,513)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	59,773
Net realized gain (loss) on shares redeemed	2,025,717	305,138	5,052,164	235,928	27,621
Net change in unrealized appreciation (depreciation) on investments	4,235,244	195,580	7,178,929	616,237	94,610
NET GAIN (LOSS) ON INVESTMENTS	6,260,961	500,718	12,231,093	852,165	182,004

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,859,656	$446,692	$11,847,836	$780,915	$170,491
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105
Net Assets	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105

NET ASSETS, representing:
Accumulation units	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105
	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105

Units outstanding	1,252,136	1,821,168	1,022,069	1,075,255	315,058

Portfolio shares held	213,796	234,267	115,003	120,593	47,098
Portfolio net asset value per share	$26.21	$30.43	$49.35	$38.21	$32.87
Investment in portfolio shares, at cost	$4,942,654	$6,668,185	$3,474,162	$3,897,818	$1,071,147

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$116,962	$89,401	$28,348	$53,787	$10,187

EXPENSES
Charges for mortality and expense risk,
and for administration	70,235	94,555	73,868	55,832	19,634
NET INVESTMENT INCOME (LOSS)	46,727	(5,154)	(45,520)	(2,045)	(9,447)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	118,935	1,542,225	428,574	—	56,157
Net realized gain (loss) on shares redeemed	53,631	168,123	416,600	(26,040)	50,421
Net change in unrealized appreciation (depreciation) on investments	(278,261)	(910,555)	632,508	584,441	96,078
NET GAIN (LOSS) ON INVESTMENTS	(105,695)	799,793	1,477,682	558,401	202,656

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(58,968)	$794,639	$1,432,162	$556,356	$193,209
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814
Net Assets	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814

NET ASSETS, representing:
Accumulation units	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814
	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814

Units outstanding	1,115,059	368,261	442,289	736,801	433,690

Portfolio shares held	104,555	144,188	115,935	75,117	122,226
Portfolio net asset value per share	$73.81	$11.17	$23.11	$49.83	$9.17
Investment in portfolio shares, at cost	$3,688,092	$1,086,627	$2,181,575	$1,074,416	$1,187,255

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$34,584	$—	$—	$7,101

EXPENSES
Charges for mortality and expense risk,
and for administration	99,334	21,002	32,102	44,583	14,338
NET INVESTMENT INCOME (LOSS)	(99,334)	13,582	(32,102)	(44,583)	(7,237)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	458,860	40,088	308,513	—	28,404
Net realized gain (loss) on shares redeemed	725,192	61,937	5,124	261,433	(43,045)
Net change in unrealized appreciation (depreciation) on investments	792,568	(167,214)	730,062	645,659	113,082
NET GAIN (LOSS) ON INVESTMENTS	1,976,620	(65,189)	1,043,699	907,092	98,441

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,877,286	$(51,607)	$1,011,597	$862,509	$91,204
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871
Net Assets	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871

NET ASSETS, representing:
Accumulation units	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871
	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871

Units outstanding	201,639	1,745,374	157,136	1,305,421	631,775

Portfolio shares held	7,439	220,622	11,655	295,687	147,216
Portfolio net asset value per share	$71.51	$28.39	$47.78	$27.68	$12.26
Investment in portfolio shares, at cost	$329,570	$3,030,318	$332,546	$2,283,613	$922,474

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$1,666	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	6,295	84,767	7,702	108,109	25,970
NET INVESTMENT INCOME (LOSS)	(6,295)	(84,767)	(6,036)	(108,109)	(25,970)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	36,973	—	38,969	—	—
Net realized gain (loss) on shares redeemed	36,444	416,200	27,070	949,240	183,600
Net change in unrealized appreciation (depreciation) on investments	63,422	(426,818)	60,874	1,804,112	279,572
NET GAIN (LOSS) ON INVESTMENTS	136,839	(10,618)	126,913	2,753,352	463,172

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$130,544	$(95,385)	$120,877	$2,645,243	$437,202
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369
Net Assets	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369

NET ASSETS, representing:
Accumulation units	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369
	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369

Units outstanding	1,245,415	10,391,065	4,546,368	2,106,253	721,696

Portfolio shares held	1,980,156	7,280,171	4,648,703	2,863,104	746,241
Portfolio net asset value per share	$14.05	$23.15	$17.58	$11.68	$32.62
Investment in portfolio shares, at cost	$22,670,583	$123,458,155	$66,779,376	$27,838,715	$14,306,906

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	317,269	2,342,112	921,246	353,294	269,249
NET INVESTMENT INCOME (LOSS)	(317,269)	(2,342,112)	(921,246)	(353,294)	(269,249)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,651,574	15,180,762	(4,334,210)	1,513,324	2,371,877
Net change in unrealized appreciation (depreciation) on investments	(2,967,105)	423,640	5,244,176	(618,497)	3,399,142
NET GAIN (LOSS) ON INVESTMENTS	(1,315,531)	15,604,402	909,966	894,827	5,771,019

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,632,800)	$13,262,290	$(11,280)	$541,533	$5,501,770

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947
Net Assets	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947

NET ASSETS, representing:
Accumulation units	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947
	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947

Units outstanding	501,304	676,787	2,254,617	1,782,575	1,548,528

Portfolio shares held	404,721	472,888	4,679,233	1,167,545	717,701
Portfolio net asset value per share	$24.15	$29.22	$15.83	$33.17	$84.06
Investment in portfolio shares, at cost	$7,331,589	$10,532,634	$44,361,845	$27,716,522	$34,950,019

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	116,680	155,187	849,966	421,474	762,491
NET INVESTMENT INCOME (LOSS)	(116,680)	(155,187)	(849,966)	(421,474)	(762,491)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(281,398)	(907,552)	8,379,634	(158,653)	12,017,953
Net change in unrealized appreciation (depreciation) on investments	221,908	550,537	9,223,298	103,177	1,272,271
NET GAIN (LOSS) ON INVESTMENTS	(59,490)	(357,015)	17,602,932	(55,476)	13,290,224

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(176,170)	$(512,202)	$16,752,966	$(476,950)	$12,527,733

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454
Net Assets	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454

NET ASSETS, representing:
Accumulation units	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454
	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454

Units outstanding	774,427	1,603,567	2,574,321	1,093,272	2,755,797

Portfolio shares held	659,685	976,575	2,371,048	863,593	1,256,242
Portfolio net asset value per share	$43.54	$34.67	$11.61	$33.09	$22.02
Investment in portfolio shares, at cost	$17,973,286	$26,109,450	$26,200,729	$23,393,087	$23,074,951

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	322,481	372,024	278,036	324,843	315,529
NET INVESTMENT INCOME (LOSS)	(322,481)	(372,024)	(278,036)	(324,843)	(315,529)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,283,665	(1,003,109)	487,204	576,644	(3,260,468)
Net change in unrealized appreciation (depreciation) on investments	2,003,941	154,647	158,753	(3,141,412)	2,034,706
NET GAIN (LOSS) ON INVESTMENTS	6,287,606	(848,462)	645,957	(2,564,768)	(1,225,762)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,965,125	$(1,220,486)	$367,921	$(2,889,611)	$(1,541,291)

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863
Net Assets	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863

NET ASSETS, representing:
Accumulation units	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863
	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863

Units outstanding	60,620,266	1,528,355	1,750,414	—	9,364,242

Portfolio shares held	31,965,551	1,389,112	781,529	—	8,026,634
Portfolio net asset value per share	$37.71	$27.54	$36.57	$—	$18.58
Investment in portfolio shares, at cost	$795,570,095	$26,123,971	$21,199,036	$—	$114,018,305

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	11/13/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	16,457,051	426,846	350,945	158,705	2,082,356
NET INVESTMENT INCOME (LOSS)	(16,457,051)	(426,846)	(350,945)	(158,705)	(2,082,356)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	109,884,171	3,006,766	257,265	(220,327)	11,000,451
Net change in unrealized appreciation (depreciation) on investments	(2,006,517)	660,327	1,802,979	(557,721)	(6,900,568)
NET GAIN (LOSS) ON INVESTMENTS	107,877,654	3,667,093	2,060,244	(778,048)	4,099,883

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$91,420,603	$3,240,247	$1,709,299	$(936,753)	$2,017,527

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
ASSETS
Investment in the portfolios, at fair value	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839
Net Assets	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839

NET ASSETS, representing:
Accumulation units	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839
	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839

Units outstanding	38,270,208	17,948,957	40,432,198	29,998,214	23,005,944

Portfolio shares held	32,243,071	15,340,708	33,829,363	24,619,964	21,728,291
Portfolio net asset value per share	$24.68	$16.80	$22.89	$19.70	$17.88
Investment in portfolio shares, at cost	$529,062,044	$206,609,804	$502,197,348	$359,886,647	$279,212,387

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	10,806,927	3,735,616	10,748,563	6,987,611	5,324,414
NET INVESTMENT INCOME (LOSS)	(10,806,927)	(3,735,616)	(10,748,563)	(6,987,611)	(5,324,414)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	65,679,157	15,156,980	66,829,924	36,228,946	30,259,601
Net change in unrealized appreciation (depreciation) on investments	4,829,487	(10,288,608)	2,045,554	399,872	(9,447,175)
NET GAIN (LOSS) ON INVESTMENTS	70,508,644	4,868,372	68,875,478	36,628,818	20,812,426

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$59,701,717	$1,132,756	$58,126,915	$29,641,207	$15,488,012
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124
Net Assets	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124

NET ASSETS, representing:
Accumulation units	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124
	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124

Units outstanding	59,218,690	32,733,264	2,941,444	5,655,035	903,204

Portfolio shares held	57,206,124	27,163,049	1,946,256	53,122,582	430,667
Portfolio net asset value per share	$19.34	$23.94	$64.52	$1.00	$78.72
Investment in portfolio shares, at cost	$857,510,865	$427,651,371	$70,853,625	$53,122,582	$18,134,741

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$50,307	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	14,900,860	8,930,496	1,364,022	467,204	357,633
NET INVESTMENT INCOME (LOSS)	(14,900,860)	(8,930,496)	(1,364,022)	(416,897)	(357,633)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	48,217,019	71,105,758	18,887,025	—	3,306,096
Net change in unrealized appreciation (depreciation) on investments	(25,138,819)	(24,359,461)	14,546,395	—	7,396,703
NET GAIN (LOSS) ON INVESTMENTS	23,078,200	46,746,297	33,433,420	—	10,702,799

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,177,340	$37,815,801	$32,069,398	$(416,897)	$10,345,166
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998
Net Assets	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998

NET ASSETS, representing:
Accumulation units	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998
	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998

Units outstanding	15,205,472	1,158,732	1,291,440	4,906,327	9,361,656

Portfolio shares held	12,548,214	695,002	1,056,062	8,694,633	9,022,237
Portfolio net asset value per share	$15.89	$21.33	$26.96	$9.69	$15.20
Investment in portfolio shares, at cost	$175,631,289	$12,563,700	$18,023,623	$79,360,214	$118,438,821

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,619,329	155,260	286,650	5,926,725	1,649,308
NET INVESTMENT INCOME (LOSS)	(2,619,329)	(155,260)	(286,650)	(5,926,725)	(1,649,308)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,013,883	(435,077)	2,180,371	140,909,247	6,550,606
Net change in unrealized appreciation (depreciation) on investments	347,946	182,167	3,792,759	(2,144,124)	2,330,499
NET GAIN (LOSS) ON INVESTMENTS	13,361,829	(252,910)	5,973,130	138,765,123	8,881,105

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,742,500	$(408,170)	$5,686,480	$132,838,398	$7,231,797
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653
Net Assets	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653

NET ASSETS, representing:
Accumulation units	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653
	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653

Units outstanding	552,177	2,954,029	1,573,285	24,256,955	12,961,729

Portfolio shares held	643,267	3,160,685	1,436,812	22,616,964	11,677,412
Portfolio net asset value per share	$14.50	$10.25	$25.64	$18.21	$20.38
Investment in portfolio shares, at cost	$7,742,377	$25,233,597	$27,126,988	$290,629,421	$168,214,416

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	109,821	332,976	391,830	5,544,819	3,109,391
NET INVESTMENT INCOME (LOSS)	(109,821)	(332,976)	(391,830)	(5,544,819)	(3,109,391)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	274,691	(1,932,238)	(203,288)	32,567,203	18,344,071
Net change in unrealized appreciation (depreciation) on investments	(487,909)	4,337,868	1,347,408	7,142,803	4,011,857
NET GAIN (LOSS) ON INVESTMENTS	(213,218)	2,405,630	1,144,120	39,710,006	22,355,928

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(323,039)	$2,072,654	$752,290	$34,165,187	$19,246,537

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
ASSETS
Investment in the portfolios, at fair value	$220,059,201	$536,860	$80,593	$315,915	$413,381
Net Assets	$220,059,201	$536,860	$80,593	$315,915	$413,381

NET ASSETS, representing:
Accumulation units	$220,059,201	$536,860	$80,593	$315,915	$413,381
	$220,059,201	$536,860	$80,593	$315,915	$413,381

Units outstanding	14,921,715	15,125	2,988	22,762	12,837

Portfolio shares held	13,216,769	7,050	1,296	7,592	5,478
Portfolio net asset value per share	$16.65	$76.15	$62.19	$41.61	$75.46
Investment in portfolio shares, at cost	$174,055,385	$496,213	$59,136	$212,859	$350,574

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$517	$1,897	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,947,270	6,009	999	4,090	4,770
NET INVESTMENT INCOME (LOSS)	(2,947,270)	(6,009)	(482)	(2,193)	(4,770)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	157,500	686	20,622	47,756
Net realized gain (loss) on shares redeemed	11,004,522	10,161	(7,957)	19,099	7,391
Net change in unrealized appreciation (depreciation) on investments	1,662,078	(57,093)	23,862	(44,323)	(5,781)
NET GAIN (LOSS) ON INVESTMENTS	12,666,600	110,568	16,591	(4,602)	49,366

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,719,330	$104,559	$16,109	$(6,795)	$44,596

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$408,033	$111,529	$231,965	$151,362	$86,840
Net Assets	$408,033	$111,529	$231,965	$151,362	$86,840

NET ASSETS, representing:
Accumulation units	$408,033	$111,529	$231,965	$151,362	$86,840
	$408,033	$111,529	$231,965	$151,362	$86,840

Units outstanding	16,987	4,434	12,031	10,418	3,255

Portfolio shares held	4,500	2,339	5,893	2,603	2,375
Portfolio net asset value per share	$90.68	$47.68	$39.36	$58.15	$36.56
Investment in portfolio shares, at cost	$313,185	$92,890	$208,573	$143,836	$78,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$671	$—	$1,038	$2,260	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	4,742	1,519	3,648	2,041	1,339
NET INVESTMENT INCOME (LOSS)	(4,071)	(1,519)	(2,610)	219	(1,339)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	7,425	8,761	20,775	4,248	10,105
Net realized gain (loss) on shares redeemed	(21,917)	(23,676)	(56,374)	(21)	(20,030)
Net change in unrealized appreciation (depreciation) on investments	52,418	18,714	15,097	(12,491)	9,928
NET GAIN (LOSS) ON INVESTMENTS	37,926	3,799	(20,502)	(8,264)	3

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,855	$2,280	$(23,112)	$(8,045)	$(1,336)
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
ASSETS
Investment in the portfolios, at fair value	$196,347	$25,131	$191,183	$256,168	$217,014
Net Assets	$196,347	$25,131	$191,183	$256,168	$217,014

NET ASSETS, representing:
Accumulation units	$196,347	$25,131	$191,183	$256,168	$217,014
	$196,347	$25,131	$191,183	$256,168	$217,014

Units outstanding	9,974	2,046	10,928	8,034	13,011

Portfolio shares held	4,629	779	5,116	3,317	5,358
Portfolio net asset value per share	$42.42	$32.25	$37.37	$77.23	$40.50
Investment in portfolio shares, at cost	$181,908	$23,821	$214,121	$202,237	$212,630

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$51	$194	$2,884	$—	$2,224

EXPENSES
Charges for mortality and expense risk,
and for administration	2,650	323	2,508	3,347	2,820
NET INVESTMENT INCOME (LOSS)	(2,599)	(129)	376	(3,347)	(596)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	23,670	—	40,242	21,829	26,559
Net realized gain (loss) on shares redeemed	(38,243)	(1,542)	(2,479)	(6,751)	(20,926)
Net change in unrealized appreciation (depreciation) on investments	6,017	1,753	(41,114)	39,521	(20,416)
NET GAIN (LOSS) ON INVESTMENTS	(8,556)	211	(3,351)	54,599	(14,783)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(11,155)	$82	$(2,975)	$51,252	$(15,379)
The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$—	$48,527,289	$11,870,319	$21,509	$688,610
Net Assets	$—	$48,527,289	$11,870,319	$21,509	$688,610

NET ASSETS, representing:
Accumulation units	$—	$48,527,289	$11,870,319	$21,509	$688,610
	$—	$48,527,289	$11,870,319	$21,509	$688,610

Units outstanding	—	1,206,007	921,797	1,191	91,466

Portfolio shares held	—	777,681	740,045	11,627	16,287
Portfolio net asset value per share	$—	$62.40	$16.04	$1.85	$42.28
Investment in portfolio shares, at cost	$—	$29,189,103	$11,603,771	$30,949	$399,417

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020**	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$542	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	107,123	454,775	186,833	358	9,931
NET INVESTMENT INCOME (LOSS)	(107,123)	(454,775)	(186,833)	184	(9,931)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	45,855
Net realized gain (loss) on shares redeemed	337,938	7,130,943	137,429	(21,447)	27,946
Net change in unrealized appreciation (depreciation) on investments	(193,894)	8,868,828	113,046	21,410	146,344
NET GAIN (LOSS) ON INVESTMENTS	144,044	15,999,771	250,475	(37)	220,145

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$36,921	$15,544,996	$63,642	$147	$210,214

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920
Net Assets	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920

NET ASSETS, representing:
Accumulation units	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920
	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920

Units outstanding	190,309	4,800,421	10,815,664	4,862	3,603,781

Portfolio shares held	154,163	3,839,200	9,277,955	4,988	3,153,797
Portfolio net asset value per share	$15.10	$21.11	$16.36	$29.48	$14.20
Investment in portfolio shares, at cost	$2,167,557	$60,840,070	$115,840,883	$102,023	$40,245,755

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$919	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	59,073	464,217	2,074,956	2,250	418,669
NET INVESTMENT INCOME (LOSS)	(59,073)	(464,217)	(2,074,956)	(1,331)	(418,669)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	9,967	—
Net realized gain (loss) on shares redeemed	205,154	1,119,433	8,041,498	10,585	1,259,427
Net change in unrealized appreciation (depreciation) on investments	(64,332)	7,529,959	(4,315,425)	5,488	1,126,154
NET GAIN (LOSS) ON INVESTMENTS	140,822	8,649,392	3,726,073	26,040	2,385,581

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$81,749	$8,185,175	$1,651,117	$24,709	$1,966,912

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
ASSETS
Investment in the portfolios, at fair value	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350
Net Assets	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350

NET ASSETS, representing:
Accumulation units	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350
	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350

Units outstanding	50,910	5,116,834	109,805	1,175,516	22,282

Portfolio shares held	41,685	4,398,303	102,380	957,122	19,113
Portfolio net asset value per share	$12.93	$19.14	$13.13	$24.27	$12.68
Investment in portfolio shares, at cost	$418,186	$63,333,944	$1,150,900	$18,791,649	$230,345

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	12,187	1,045,405	7,203	226,200	18,959
NET INVESTMENT INCOME (LOSS)	(12,187)	(1,045,405)	(7,203)	(226,200)	(18,959)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,577	1,549,843	9,169	408,498	155,122
Net change in unrealized appreciation (depreciation) on investments	25,257	3,890,333	70,953	272,521	(65,699)
NET GAIN (LOSS) ON INVESTMENTS	35,834	5,440,176	80,122	681,019	89,423

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$23,647	$4,394,771	$72,919	$454,819	$70,464

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$19,093,925	$2,445,519,290	$—	$4,939,712
Net Assets	$—	$19,093,925	$2,445,519,290	$—	$4,939,712

NET ASSETS, representing:
Accumulation units	$—	$19,093,925	$2,445,519,290	$—	$4,939,712
	$—	$19,093,925	$2,445,519,290	$—	$4,939,712

Units outstanding	—	971,933	182,478,928	—	266,663

Portfolio shares held	—	828,729	156,965,295	—	205,564
Portfolio net asset value per share	$—	$23.04	$15.58	$—	$24.03
Investment in portfolio shares, at cost	$—	$15,001,283	$1,805,865,425	$—	$4,055,376

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	12/31/2020	8/14/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	14,450	209,242	43,817,148	10,599	21,772
NET INVESTMENT INCOME (LOSS)	(14,450)	(209,242)	(43,817,148)	(10,599)	(21,772)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	251,338	663,082	13,263,543	463,400	27,742
Net change in unrealized appreciation (depreciation) on investments	(290,291)	(219,950)	264,606,061	(464,422)	485,893
NET GAIN (LOSS) ON INVESTMENTS	(38,953)	443,132	277,869,604	(1,022)	513,635

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(53,403)	$233,890	$234,052,456	$(11,621)	$491,863

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$221,952	$278,302,744	$—	$17,221,255	$22,539,749
Net Assets	$221,952	$278,302,744	$—	$17,221,255	$22,539,749

NET ASSETS, representing:
Accumulation units	$221,952	$278,302,744	$—	$17,221,255	$22,539,749
	$221,952	$278,302,744	$—	$17,221,255	$22,539,749

Units outstanding	17,344	17,091,326	—	1,069,488	1,588,378

Portfolio shares held	15,078	15,452,679	—	994,873	1,450,434
Portfolio net asset value per share	$14.72	$18.01	$—	$17.31	$15.54
Investment in portfolio shares, at cost	$214,995	$209,576,218	$—	$12,299,134	$17,987,438

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	11,553	3,222,878	9,127	84,028	111,428
NET INVESTMENT INCOME (LOSS)	(11,553)	(3,222,878)	(9,127)	(84,028)	(111,428)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,966	(6,131,008)	345,639	233,497	327,998
Net change in unrealized appreciation (depreciation) on investments	(47,696)	25,192,787	(926,367)	2,689,071	1,870,459
NET GAIN (LOSS) ON INVESTMENTS	68,270	19,061,779	(580,728)	2,922,568	2,198,457

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$56,717	$15,838,901	$(589,855)	$2,838,540	$2,087,029

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$—	$—	$—	$—
Net Assets	$—	$—	$—	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—

Units outstanding	—	—	—	—	—

Portfolio shares held	—	—	—	—	—
Portfolio net asset value per share	$—	$—	$—	$—	$—
Investment in portfolio shares, at cost	$—	$—	$—	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	4,922	6,662	12,377	1,729	6,767
NET INVESTMENT INCOME (LOSS)	(4,922)	(6,662)	(12,377)	(1,729)	(6,767)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(45,915)	(4,221)	485,894	84,992	409,259
Net change in unrealized appreciation (depreciation) on investments	(169,565)	(828,835)	(602,051)	24,407	(481,730)
NET GAIN (LOSS) ON INVESTMENTS	(215,480)	(833,056)	(116,157)	109,399	(72,471)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(220,402)	$(839,718)	$(128,534)	$107,670	$(79,238)

**Date subaccount was no longer available for investment.

\
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$55,185,517	$1,425,981	$—	$—
Net Assets	$—	$55,185,517	$1,425,981	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$55,185,517	$1,425,981	$—	$—
	$—	$55,185,517	$1,425,981	$—	$—

Units outstanding	—	4,164,590	125,920	—	—

Portfolio shares held	—	3,805,898	111,842	—	—
Portfolio net asset value per share	$—	$14.50	$12.75	$—	$—
Investment in portfolio shares, at cost	$—	$43,924,073	$1,271,542	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	11/13/2020**	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	11,925	668,232	88,947	10,906	5,270
NET INVESTMENT INCOME (LOSS)	(11,925)	(668,232)	(88,947)	(10,906)	(5,270)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	113,049	(2,044,832)	1,091,318	225,713	121,466
Net change in unrealized appreciation (depreciation) on investments	(65,120)	2,885,332	(383,831)	(156,215)	(56,891)
NET GAIN (LOSS) ON INVESTMENTS	47,929	840,500	707,487	69,498	64,575

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$36,004	$172,268	$618,540	$58,592	$59,305

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$24,090,348	$—	$1,362,323	$—	$7,827,553
Net Assets	$24,090,348	$—	$1,362,323	$—	$7,827,553

NET ASSETS, representing:
Accumulation units	$24,090,348	$—	$1,362,323	$—	$7,827,553
	$24,090,348	$—	$1,362,323	$—	$7,827,553

Units outstanding	2,227,905	—	113,498	—	533,059

Portfolio shares held	1,955,385	—	101,288	—	480,513
Portfolio net asset value per share	$12.32	$—	$13.45	$—	$16.29
Investment in portfolio shares, at cost	$23,787,710	$—	$1,181,028	$—	$6,915,703

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$89,530

EXPENSES
Charges for mortality and expense risk,
and for administration	36,586	7,827	6,770	3,992	36,763
NET INVESTMENT INCOME (LOSS)	(36,586)	(7,827)	(6,770)	(3,992)	52,767

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	424,931
Net realized gain (loss) on shares redeemed	13,099	321,048	(6,171)	108,533	33,553
Net change in unrealized appreciation (depreciation) on investments	230,327	(252,615)	102,016	(73,983)	742,631
NET GAIN (LOSS) ON INVESTMENTS	243,426	68,433	95,845	34,550	1,201,115

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$206,840	$60,606	$89,075	$30,558	$1,253,882

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
ASSETS
Investment in the portfolios, at fair value	$2,647,241	$1,648,861	$383,643	$—	$—
Net Assets	$2,647,241	$1,648,861	$383,643	$—	$—

NET ASSETS, representing:
Accumulation units	$2,647,241	$1,648,861	$383,643	$—	$—
	$2,647,241	$1,648,861	$383,643	$—	$—

Units outstanding	208,101	143,889	26,176	—	—

Portfolio shares held	234,477	130,551	26,027	—	—
Portfolio net asset value per share	$11.29	$12.63	$14.74	$12.81	$12.85
Investment in portfolio shares, at cost	$2,413,976	$1,585,512	$285,678	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$78,445	$—	$6,652	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	14,694	38,180	6,603	3,267	9,190
NET INVESTMENT INCOME (LOSS)	63,751	(38,180)	49	(3,267)	(9,190)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(43,997)	808,745	21,050	152,307	292,777
Net change in unrealized appreciation (depreciation) on investments	50,007	(413,054)	11,220	(92,611)	(96,307)
NET GAIN (LOSS) ON INVESTMENTS	6,010	395,691	32,270	59,696	196,470

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$69,761	$357,511	$32,319	$56,429	$187,280

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437
Net Assets	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437

NET ASSETS, representing:
Accumulation units	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437
	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437

Units outstanding	6,928,435	759,266	2,971,037	2,107,735	41,591

Portfolio shares held	6,671,592	730,237	2,885,945	2,047,549	40,915
Portfolio net asset value per share	$14.25	$13.10	$14.63	$13.81	$11.84
Investment in portfolio shares, at cost	$71,652,481	$9,077,248	$32,853,423	$23,119,291	$396,066

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	1,084,711	286,498	474,018	319,702	3,582
NET INVESTMENT INCOME (LOSS)	(1,084,711)	(286,498)	(474,018)	(319,702)	(3,582)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,378,575)	1,164,380	(2,546,773)	(783,544)	(33,846)
Net change in unrealized appreciation (depreciation) on investments	15,358,915	502,797	7,380,556	4,043,685	88,313
NET GAIN (LOSS) ON INVESTMENTS	12,980,340	1,667,177	4,833,783	3,260,141	54,467

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,895,629	$1,380,679	$4,359,765	$2,940,439	$50,885

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$10,389,075	$216,140	$56,355	$1,505,662	$442,517
Net Assets	$10,389,075	$216,140	$56,355	$1,505,662	$442,517

NET ASSETS, representing:
Accumulation units	$10,389,075	$216,140	$56,355	$1,505,662	$442,517
	$10,389,075	$216,140	$56,355	$1,505,662	$442,517

Units outstanding	936,440	16,037	4,158	103,041	29,936

Portfolio shares held	917,763	13,594	2,284	51,652	38,380
Portfolio net asset value per share	$11.32	$15.90	$24.67	$29.15	$11.53
Investment in portfolio shares, at cost	$10,489,348	$203,654	$50,643	$1,384,881	$390,694

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)
	1/2/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$94	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	87,745	179	61	1,794	745
NET INVESTMENT INCOME (LOSS)	(87,745)	(85)	(61)	(1,794)	(745)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	99	—	—	10,621
Net realized gain (loss) on shares redeemed	30,066	1,349	5	705	(833)
Net change in unrealized appreciation (depreciation) on investments	(100,273)	12,486	5,712	120,782	51,824
NET GAIN (LOSS) ON INVESTMENTS	(70,207)	13,934	5,717	121,487	61,612

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(157,952)	$13,849	$5,656	$119,693	$60,867

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® New Discovery Series (Service Shares)	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$207,358	$122,177	$1,813,686	$517,988	$703,006
Net Assets	$207,358	$122,177	$1,813,686	$517,988	$703,006

NET ASSETS, representing:
Accumulation units	$207,358	$122,177	$1,813,686	$517,988	$703,006
	$207,358	$122,177	$1,813,686	$517,988	$703,006

Units outstanding	12,396	9,411	168,993	43,182	57,842

Portfolio shares held	8,783	3,778	130,858	20,313	20,265
Portfolio net asset value per share	$23.61	$32.34	$13.86	$25.50	$34.69
Investment in portfolio shares, at cost	$174,255	$114,284	$1,790,279	$486,719	$650,092

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® New Discovery Series (Service Shares)	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$14	$4,353	$4,345	$2,631

EXPENSES
Charges for mortality and expense risk,
and for administration	309	96	3,205	1,019	841
NET INVESTMENT INCOME (LOSS)	(309)	(82)	1,148	3,326	1,790

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	4,335	107	—	5,659	3,112
Net realized gain (loss) on shares redeemed	105	13	4,550	329	366
Net change in unrealized appreciation (depreciation) on investments	33,104	7,893	23,408	31,268	52,914
NET GAIN (LOSS) ON INVESTMENTS	37,544	8,013	27,958	37,256	56,392

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$37,235	$7,931	$29,106	$40,582	$58,182

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
ASSETS
Investment in the portfolios, at fair value	$863,601	$246,199	$246,685	$55,275	$40,117
Net Assets	$863,601	$246,199	$246,685	$55,275	$40,117

NET ASSETS, representing:
Accumulation units	$863,601	$246,199	$246,685	$55,275	$40,117
	$863,601	$246,199	$246,685	$55,275	$40,117

Units outstanding	79,392	22,137	24,352	4,869	3,223

Portfolio shares held	33,139	17,511	21,102	3,381	1,267
Portfolio net asset value per share	$26.06	$14.06	$11.69	$16.35	$31.67
Investment in portfolio shares, at cost	$836,155	$228,394	$246,814	$47,532	$38,317

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$7,341	$2,485	$2,548	$396	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	746	238	178	79	18
NET INVESTMENT INCOME (LOSS)	6,595	2,247	2,370	317	(18)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34	107	—	3,458	1
Net change in unrealized appreciation (depreciation) on investments	27,446	17,805	(128)	7,743	1,800
NET GAIN (LOSS) ON INVESTMENTS	27,480	17,912	(128)	11,201	1,801

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$34,075	$20,159	$2,242	$11,518	$1,783

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$1,917,701	$348,887	$35,992	$248,718	$191,104
Net Assets	$1,917,701	$348,887	$35,992	$248,718	$191,104

NET ASSETS, representing:
Accumulation units	$1,917,701	$348,887	$35,992	$248,718	$191,104
	$1,917,701	$348,887	$35,992	$248,718	$191,104

Units outstanding	156,674	31,538	3,003	20,854	17,016

Portfolio shares held	16,357	6,462	1,548	8,013	6,461
Portfolio net asset value per share	$117.24	$53.99	$23.25	$31.04	$29.58
Investment in portfolio shares, at cost	$1,722,552	$335,123	$30,370	$229,589	$193,029

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$2,312	$90	$—	$1,235

EXPENSES
Charges for mortality and expense risk,
and for administration	1,489	250	54	180	119
NET INVESTMENT INCOME (LOSS)	(1,489)	2,062	36	(180)	1,116

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	11,922
Net realized gain (loss) on shares redeemed	1,295	506	7	294	2
Net change in unrealized appreciation (depreciation) on investments	195,149	13,764	5,622	19,129	(1,925)
NET GAIN (LOSS) ON INVESTMENTS	196,444	14,270	5,629	19,423	9,999

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$194,955	$16,332	$5,665	$19,243	$11,115

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)	Fidelity® VIP Balanced Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$35,886	$143,393	$174,113	$212,074	$1,553,920
Net Assets	$35,886	$143,393	$174,113	$212,074	$1,553,920

NET ASSETS, representing:
Accumulation units	$35,886	$143,393	$174,113	$212,074	$1,553,920
	$35,886	$143,393	$174,113	$212,074	$1,553,920

Units outstanding	3,189	12,364	15,451	18,598	139,140

Portfolio shares held	3,688	14,268	14,945	10,051	68,636
Portfolio net asset value per share	$9.73	$10.05	$11.65	$21.10	$22.64
Investment in portfolio shares, at cost	$32,142	$145,593	$166,160	$207,589	$1,480,005

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)	Fidelity® VIP Balanced Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$448	$—	$759	$—	$12,447

EXPENSES
Charges for mortality and expense risk,
and for administration	67	122	123	184	1,193
NET INVESTMENT INCOME (LOSS)	381	(122)	636	(184)	11,254

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	9,198	4,214	9,719	181
Net realized gain (loss) on shares redeemed	4	4	3,050	4	1,926
Net change in unrealized appreciation (depreciation) on investments	3,744	(2,199)	7,954	4,484	73,915
NET GAIN (LOSS) ON INVESTMENTS	3,748	7,003	15,218	14,207	76,022

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,129	$6,881	$15,854	$14,023	$87,276

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)	BlackRock Basic Value V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$2,198,712	$1,388,804	$1,640,071	$59,877
Net Assets	$2,198,712	$1,388,804	$1,640,071	$59,877

NET ASSETS, representing:
Accumulation units	$2,198,712	$1,388,804	$1,640,071	$59,877
	$2,198,712	$1,388,804	$1,640,071	$59,877

Units outstanding	200,150	112,248	150,518	5,206

Portfolio shares held	47,051	18,252	42,833	4,448
Portfolio net asset value per share	$46.73	$76.09	$38.29	$13.46
Investment in portfolio shares, at cost	$2,104,589	$1,275,515	$1,618,628	$52,477

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)	BlackRock Basic Value V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$5,527	$1,036

EXPENSES
Charges for mortality and expense risk,
and for administration	1,864	990	1,234	49
NET INVESTMENT INCOME (LOSS)	(1,864)	(990)	4,293	987

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	967	11,262	16,723	645
Net realized gain (loss) on shares redeemed	(1,961)	1,720	89	5
Net change in unrealized appreciation (depreciation) on investments	94,123	113,289	21,443	7,400
NET GAIN (LOSS) ON INVESTMENTS	93,129	126,271	38,255	8,050

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$91,265	$125,281	$42,548	$9,037

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(59,615)	$(171,414)	$(235,131)	$(232,057)	$(154,225)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	442,434	1,717,465	1,110,691	152,661
Net change in unrealized appreciation (depreciation) on investments	—	554,611	2,584,356	(867,162)	530,702
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(59,615)	825,631	4,066,690	11,472	529,138

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	87,046	50,336	13,403	36,780	55,582
Annuity payments	(31,584)	(82,772)	(330,725)	(75,150)	(71,711)
Surrenders, withdrawals and death benefits	(1,784,009)	(1,552,060)	(1,978,565)	(2,330,070)	(1,617,183)
Net transfers between other subaccounts
or fixed rate option	1,642,636	186,802	(366,751)	57,261	50,236
Miscellaneous transactions	(1,474)	(253)	(283)	563	597
Other charges	(5,238)	(3,184)	(7,553)	(15,846)	(10,687)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(92,623)	(1,401,131)	(2,670,474)	(2,326,462)	(1,593,166)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(152,238)	(575,500)	1,396,216	(2,314,990)	(1,064,028)

NET ASSETS
Beginning of period	5,543,166	12,761,734	17,364,161	19,106,116	11,776,362
End of period	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334

Beginning units	4,619,847	4,326,412	3,905,194	4,885,878	2,266,883
Units issued	2,169,334	90,886	12,492	133,519	61,860
Units redeemed	(2,238,154)	(554,018)	(627,714)	(859,047)	(346,105)
Ending units	4,551,027	3,863,280	3,289,972	4,160,350	1,982,638
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(401,305)	$(54,026)	$(383,257)	$(71,250)	$(11,513)
Capital gains distributions received	—	—	—	—	59,773
Net realized gain (loss) on shares redeemed	2,025,717	305,138	5,052,164	235,928	27,621
Net change in unrealized appreciation (depreciation) on investments	4,235,244	195,580	7,178,929	616,237	94,610
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,859,656	446,692	11,847,836	780,915	170,491

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,289,691	7,984	24,979	1,388,778	4,998
Annuity payments	(209,747)	(15,842)	(628,217)	—	(29,893)
Surrenders, withdrawals and death benefits	(2,717,654)	(509,795)	(3,889,717)	(521,742)	(183,572)
Net transfers between other subaccounts
or fixed rate option	(871,119)	(60,519)	(1,633,112)	(391,162)	(71,364)
Miscellaneous transactions	(946)	17	(17,625)	397	(9,294)
Other charges	(68,972)	(3,066)	(15,603)	(17,671)	(230)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,421,253	(581,221)	(6,159,295)	458,600	(289,355)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,280,909	(134,529)	5,688,541	1,239,515	(118,864)

NET ASSETS
Beginning of period	32,339,637	4,320,959	25,178,992	7,260,713	1,607,139
End of period	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275

Beginning units	5,676,245	1,262,884	4,496,474	925,004	747,722
Units issued	1,215,050	11,512	49,521	267,547	35,418
Units redeemed	(1,310,360)	(218,419)	(1,037,539)	(253,464)	(169,659)
Ending units	5,580,935	1,055,977	3,508,456	939,087	613,481
The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$46,727	$(5,154)	$(45,520)	$(2,045)	$(9,447)
Capital gains distributions received	118,935	1,542,225	428,574	—	56,157
Net realized gain (loss) on shares redeemed	53,631	168,123	416,600	(26,040)	50,421
Net change in unrealized appreciation (depreciation) on investments	(278,261)	(910,555)	632,508	584,441	96,078
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(58,968)	794,639	1,432,162	556,356	193,209

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15	3,647	2,959	1,067	1,057
Annuity payments	(141,836)	(53,370)	(116,883)	(75,301)	(53,945)
Surrenders, withdrawals and death benefits	(427,541)	(886,933)	(964,456)	(428,622)	(159,465)
Net transfers between other subaccounts
or fixed rate option	(80,353)	(135,375)	(276,331)	(36,383)	(8,236)
Miscellaneous transactions	(259)	(9,338)	766	600	—
Other charges	(1,007)	(1,444)	(1,068)	(1,065)	(369)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(650,981)	(1,082,813)	(1,355,013)	(539,704)	(220,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(709,949)	(288,174)	77,149	16,652	(27,749)

NET ASSETS
Beginning of period	6,313,544	7,416,914	5,598,237	4,591,201	1,575,854
End of period	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105

Beginning units	1,407,891	2,126,680	1,321,617	1,226,900	368,759
Units issued	30,023	38,193	5,535	20,834	1,034
Units redeemed	(185,778)	(343,705)	(305,083)	(172,479)	(54,735)
Ending units	1,252,136	1,821,168	1,022,069	1,075,255	315,058
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(99,334)	$13,582	$(32,102)	$(44,583)	$(7,237)
Capital gains distributions received	458,860	40,088	308,513	—	28,404
Net realized gain (loss) on shares redeemed	725,192	61,937	5,124	261,433	(43,045)
Net change in unrealized appreciation (depreciation) on investments	792,568	(167,214)	730,062	645,659	113,082
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,877,286	(51,607)	1,011,597	862,509	91,204

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	39,252	5	26,974	220	—
Annuity payments	(5,352)	(43,835)	(4,612)	(83,850)	—
Surrenders, withdrawals and death benefits	(947,689)	(215,573)	(365,661)	(193,484)	(161,677)
Net transfers between other subaccounts
or fixed rate option	(314,073)	32,589	(133,667)	(72,602)	2,135
Miscellaneous transactions	(14,518)	(208)	(155)	133	5
Other charges	(1,604)	(324)	(480)	(454)	(278)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,243,984)	(227,346)	(477,601)	(350,037)	(159,815)

TOTAL INCREASE (DECREASE) IN NET ASSETS	633,302	(278,953)	533,996	512,472	(68,611)

NET ASSETS
Beginning of period	7,083,922	1,889,528	2,145,256	3,230,596	1,189,425
End of period	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814

Beginning units	1,331,254	430,174	540,942	821,087	507,113
Units issued	41,312	13,996	12,204	3,132	7,036
Units redeemed	(257,507)	(75,909)	(110,857)	(87,418)	(80,459)
Ending units	1,115,059	368,261	442,289	736,801	433,690
The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(6,295)	$(84,767)	$(6,036)	$(108,109)	$(25,970)
Capital gains distributions received	36,973	—	38,969	—	—
Net realized gain (loss) on shares redeemed	36,444	416,200	27,070	949,240	183,600
Net change in unrealized appreciation (depreciation) on investments	63,422	(426,818)	60,874	1,804,112	279,572
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	130,544	(95,385)	120,877	2,645,243	437,202

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	11,662	—	9,704	1,159
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(66,197)	(698,516)	(59,575)	(753,595)	(232,631)
Net transfers between other subaccounts
or fixed rate option	25,064	51,840	(30,446)	(583,916)	(242,447)
Miscellaneous transactions	—	(435)	(25)	(61)	(125)
Other charges	(62)	(14,542)	(1,029)	(13,867)	(2,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(41,195)	(649,991)	(91,075)	(1,341,735)	(476,840)

TOTAL INCREASE (DECREASE) IN NET ASSETS	89,349	(745,376)	29,802	1,303,508	(39,638)

NET ASSETS
Beginning of period	442,595	7,008,841	527,065	6,881,101	1,844,509
End of period	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871

Beginning units	223,600	1,957,520	193,503	1,596,173	825,908
Units issued	41,240	121,746	612	23,687	3,202
Units redeemed	(63,201)	(333,892)	(36,979)	(314,439)	(197,335)
Ending units	201,639	1,745,374	157,136	1,305,421	631,775
The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(317,269)	$(2,342,112)	$(921,246)	$(353,294)	$(269,249)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,651,574	15,180,762	(4,334,210)	1,513,324	2,371,877
Net change in unrealized appreciation (depreciation) on investments	(2,967,105)	423,640	5,244,176	(618,497)	3,399,142
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,632,800)	13,262,290	(11,280)	541,533	5,501,770

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	946,843	1,532,652	1,423,619	2,365,880	378,972
Annuity payments	(105,214)	(3,886)	(11,842)	—	(6,089)
Surrenders, withdrawals and death benefits	(1,601,852)	(9,005,859)	(4,007,890)	(2,126,981)	(1,051,936)
Net transfers between other subaccounts
or fixed rate option	159,581	(3,511,803)	7,028,677	264,015	(1,256,356)
Miscellaneous transactions	3,756	2,192	2,996	2,660	2,364
Other charges	(212,588)	(1,678,982)	(614,884)	(222,200)	(170,260)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(809,474)	(12,665,686)	3,820,676	283,374	(2,103,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,442,274)	596,604	3,809,396	824,907	3,398,465

NET ASSETS
Beginning of period	30,263,469	167,939,344	77,914,802	32,616,152	20,943,904
End of period	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369

Beginning units	1,279,393	11,393,534	4,341,700	2,021,819	822,193
Units issued	768,162	5,572,068	3,027,304	981,602	503,100
Units redeemed	(802,140)	(6,574,537)	(2,822,636)	(897,168)	(603,597)
Ending units	1,245,415	10,391,065	4,546,368	2,106,253	721,696

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(116,680)	$(155,187)	$(849,966)	$(421,474)	$(762,491)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(281,398)	(907,552)	8,379,634	(158,653)	12,017,953
Net change in unrealized appreciation (depreciation) on investments	221,908	550,537	9,223,298	103,177	1,272,271
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(176,170)	(512,202)	16,752,966	(476,950)	12,527,733

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	65,451	131,927	1,292,960	834,153	740,515
Annuity payments	—	—	(6,125)	—	(24,508)
Surrenders, withdrawals and death benefits	(655,981)	(697,652)	(4,722,482)	(2,040,702)	(4,253,474)
Net transfers between other subaccounts
or fixed rate option	1,224,205	(48,132)	(5,434,571)	2,012,675	(6,972,964)
Miscellaneous transactions	6,516	6,195	1,168	1,439	1,643
Other charges	(72,998)	(100,072)	(551,204)	(269,229)	(482,069)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	567,193	(707,734)	(9,420,254)	538,336	(10,990,857)

TOTAL INCREASE (DECREASE) IN NET ASSETS	391,023	(1,219,936)	7,332,712	61,386	1,536,876

NET ASSETS
Beginning of period	9,382,994	15,037,721	66,739,554	38,666,095	58,793,071
End of period	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947

Beginning units	447,919	734,242	2,650,573	1,732,230	1,896,519
Units issued	440,715	620,261	1,246,412	1,211,211	827,670
Units redeemed	(387,330)	(677,716)	(1,642,368)	(1,160,866)	(1,175,661)
Ending units	501,304	676,787	2,254,617	1,782,575	1,548,528
The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(322,481)	$(372,024)	$(278,036)	$(324,843)	$(315,529)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,283,665	(1,003,109)	487,204	576,644	(3,260,468)
Net change in unrealized appreciation (depreciation) on investments	2,003,941	154,647	158,753	(3,141,412)	2,034,706
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,965,125	(1,220,486)	367,921	(2,889,611)	(1,541,291)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,333,129	572,532	3,588,435	508,296	186,001
Annuity payments	—	(5,847)	—	—	—
Surrenders, withdrawals and death benefits	(1,482,722)	(1,353,183)	(3,291,668)	(1,444,118)	(1,399,068)
Net transfers between other subaccounts
or fixed rate option	(1,648,548)	2,142,820	2,598,730	(514,785)	3,428,573
Miscellaneous transactions	(1,787)	624	(32)	159	112
Other charges	(190,753)	(250,286)	(169,138)	(223,778)	(219,724)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,990,681)	1,106,660	2,726,327	(1,674,226)	1,995,894

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,974,444	(113,826)	3,094,248	(4,563,837)	454,603

NET ASSETS
Beginning of period	24,748,221	33,971,697	24,433,615	33,140,113	27,207,851
End of period	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454

Beginning units	808,851	1,556,303	2,325,732	1,169,251	2,633,915
Units issued	452,936	1,279,939	1,589,803	642,277	2,589,581
Units redeemed	(487,360)	(1,232,675)	(1,341,214)	(718,256)	(2,467,699)
Ending units	774,427	1,603,567	2,574,321	1,093,272	2,755,797

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	11/13/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(16,457,051)	$(426,846)	$(350,945)	$(158,705)	$(2,082,356)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	109,884,171	3,006,766	257,265	(220,327)	11,000,451
Net change in unrealized appreciation (depreciation) on investments	(2,006,517)	660,327	1,802,979	(557,721)	(6,900,568)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	91,420,603	3,240,247	1,709,299	(936,753)	2,017,527

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,774,185	898,603	58,545	570,007	2,830,553
Annuity payments	(180,480)	(5,989)	(5,863)	(5,882)	—
Surrenders, withdrawals and death benefits	(67,903,549)	(1,918,436)	(1,023,607)	(821,513)	(5,723,887)
Net transfers between other subaccounts
or fixed rate option	(12,165,971)	(212,383)	1,392,966	(14,615,687)	344,796
Miscellaneous transactions	52,262	32	2,737	(4,791)	822
Other charges	(12,260,222)	(284,172)	(237,630)	(111,041)	(1,605,043)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(81,683,775)	(1,522,345)	187,148	(14,988,907)	(4,152,759)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,736,828	1,717,902	1,896,447	(15,925,660)	(2,135,232)

NET ASSETS
Beginning of period	1,195,684,088	36,538,250	26,684,084	15,925,660	151,270,095
End of period	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863

Beginning units	66,786,868	1,614,585	1,837,297	1,540,933	10,000,155
Units issued	28,030,507	886,370	1,435,994	931,598	5,885,158
Units redeemed	(34,197,109)	(972,600)	(1,522,877)	(2,472,531)	(6,521,071)
Ending units	60,620,266	1,528,355	1,750,414	—	9,364,242

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(10,806,927)	$(3,735,616)	$(10,748,563)	$(6,987,611)	$(5,324,414)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	65,679,157	15,156,980	66,829,924	36,228,946	30,259,601
Net change in unrealized appreciation (depreciation) on investments	4,829,487	(10,288,608)	2,045,554	399,872	(9,447,175)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	59,701,717	1,132,756	58,126,915	29,641,207	15,488,012

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,469,267	1,486,572	7,653,786	7,619,759	3,223,803
Annuity payments	(476)	(68,213)	(330,520)	(366,568)	(100,660)
Surrenders, withdrawals and death benefits	(34,149,215)	(20,930,808)	(42,512,599)	(40,892,856)	(20,120,386)
Net transfers between other subaccounts
or fixed rate option	3,471,393	6,707,289	(3,387,237)	18,042,172	(792,193)
Miscellaneous transactions	42,908	2,271	28,010	8,764	47,800
Other charges	(7,347,947)	(2,131,310)	(7,285,259)	(4,822,457)	(3,962,068)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,514,070)	(14,934,199)	(45,833,819)	(20,411,186)	(21,703,704)

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,187,647	(13,801,443)	12,293,096	9,230,021	(6,215,692)

NET ASSETS
Beginning of period	763,571,333	271,525,344	762,061,024	475,783,265	394,717,531
End of period	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839

Beginning units	41,083,525	19,466,804	43,886,605	31,602,913	25,119,485
Units issued	20,242,519	12,868,463	15,374,791	12,022,854	12,619,210
Units redeemed	(23,055,836)	(14,386,310)	(18,829,198)	(13,627,553)	(14,732,751)
Ending units	38,270,208	17,948,957	40,432,198	29,998,214	23,005,944
The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,900,860)	$(8,930,496)	$(1,364,022)	$(416,897)	$(357,633)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	48,217,019	71,105,758	18,887,025	—	3,306,096
Net change in unrealized appreciation (depreciation) on investments	(25,138,819)	(24,359,461)	14,546,395	—	7,396,703
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,177,340	37,815,801	32,069,398	(416,897)	10,345,166

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,810,696	4,961,036	5,072,310	7,582,135	766,380
Annuity payments	(9,770)	(183,939)	—	—	—
Surrenders, withdrawals and death benefits	(69,452,002)	(38,316,873)	(6,711,943)	(77,798,047)	(1,920,471)
Net transfers between other subaccounts
or fixed rate option	3,075,589	(6,107,724)	(10,337,558)	100,947,437	(2,992,018)
Miscellaneous transactions	(3,182)	26,093	6,634	(721)	(1,117)
Other charges	(11,511,716)	(6,659,863)	(856,658)	(265,480)	(219,034)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(70,090,385)	(46,281,270)	(12,827,215)	30,465,324	(4,366,260)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,913,045)	(8,465,469)	19,242,183	30,048,427	5,978,906

NET ASSETS
Beginning of period	1,168,279,487	658,748,852	106,330,247	23,074,155	27,923,218
End of period	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124

Beginning units	65,524,882	36,239,627	3,187,195	2,483,844	1,037,796
Units issued	42,155,223	16,320,279	1,475,273	9,836,326	533,015
Units redeemed	(48,461,415)	(19,826,642)	(1,721,024)	(6,665,135)	(667,607)
Ending units	59,218,690	32,733,264	2,941,444	5,655,035	903,204
The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,619,329)	$(155,260)	$(286,650)	$(5,926,725)	$(1,649,308)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,013,883	(435,077)	2,180,371	140,909,247	6,550,606
Net change in unrealized appreciation (depreciation) on investments	347,946	182,167	3,792,759	(2,144,124)	2,330,499
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,742,500	(408,170)	5,686,480	132,838,398	7,231,797

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,935,751	284,563	933,350	—	1,775,452
Annuity payments	(70,383)	—	—	(13,742)	—
Surrenders, withdrawals and death benefits	(15,502,947)	(763,991)	(1,559,569)	(19,883,928)	(8,801,039)
Net transfers between other subaccounts
or fixed rate option	10,916,368	811,670	(1,108,708)	(132,899,904)	9,312,905
Miscellaneous transactions	3,262	(50)	(3,002)	(39,662)	34
Other charges	(1,708,414)	(98,786)	(208,677)	(5,501,631)	(1,120,446)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,426,363)	233,406	(1,946,606)	(158,338,867)	1,166,906

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,316,137	(174,764)	3,739,874	(25,500,469)	8,398,703

NET ASSETS
Beginning of period	191,074,981	14,999,156	24,731,561	109,751,462	128,739,295
End of period	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998

Beginning units	15,500,039	1,154,347	1,444,099	7,403,926	9,418,388
Units issued	8,824,584	677,975	822,037	246,287,881	5,317,212
Units redeemed	(9,119,151)	(673,590)	(974,696)	(248,785,480)	(5,373,944)
Ending units	15,205,472	1,158,732	1,291,440	4,906,327	9,361,656
The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(109,821)	$(332,976)	$(391,830)	$(5,544,819)	$(3,109,391)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	274,691	(1,932,238)	(203,288)	32,567,203	18,344,071
Net change in unrealized appreciation (depreciation) on investments	(487,909)	4,337,868	1,347,408	7,142,803	4,011,857
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(323,039)	2,072,654	752,290	34,165,187	19,246,537

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	354,006	125,124	524,219	2,375,121	2,429,917
Annuity payments	(6,053)	(11,582)	(5,814)	(147,228)	—
Surrenders, withdrawals and death benefits	(352,463)	(1,057,762)	(1,770,063)	(22,863,319)	(9,329,709)
Net transfers between other subaccounts
or fixed rate option	932,706	5,805,763	3,313,126	(3,669,853)	(3,058,883)
Miscellaneous transactions	(400)	933	1,262	15,166	2,966
Other charges	(67,803)	(251,670)	(263,872)	(4,389,787)	(2,441,391)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	859,993	4,610,806	1,798,858	(28,679,900)	(12,397,100)

TOTAL INCREASE (DECREASE) IN NET ASSETS	536,954	6,683,460	2,551,148	5,485,287	6,849,437

NET ASSETS
Beginning of period	8,790,411	25,713,559	34,288,722	406,369,627	231,136,216
End of period	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653

Beginning units	489,964	2,445,952	1,474,662	26,974,702	14,054,368
Units issued	423,265	3,002,967	1,226,310	13,022,233	8,440,199
Units redeemed	(361,052)	(2,494,890)	(1,127,687)	(15,739,980)	(9,532,838)
Ending units	552,177	2,954,029	1,573,285	24,256,955	12,961,729

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,947,270)	$(6,009)	$(482)	$(2,193)	$(4,770)
Capital gains distributions received	—	157,500	686	20,622	47,756
Net realized gain (loss) on shares redeemed	11,004,522	10,161	(7,957)	19,099	7,391
Net change in unrealized appreciation (depreciation) on investments	1,662,078	(57,093)	23,862	(44,323)	(5,781)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,719,330	104,559	16,109	(6,795)	44,596

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,852,065	30,746	—	—	10,000
Annuity payments	(76,403)	—	—	—	—
Surrenders, withdrawals and death benefits	(11,970,843)	(29,868)	(993)	(325)	(20,301)
Net transfers between other subaccounts
or fixed rate option	987,485	47,557	(6,561)	(12,024)	24,763
Miscellaneous transactions	3,089	—	—	(11)	(5)
Other charges	(2,391,724)	(3,557)	(699)	(2,837)	(3,141)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,596,331)	44,878	(8,253)	(15,197)	11,316

TOTAL INCREASE (DECREASE) IN NET ASSETS	(877,001)	149,437	7,856	(21,992)	55,912

NET ASSETS
Beginning of period	220,936,202	387,423	72,737	337,907	357,469
End of period	$220,059,201	$536,860	$80,593	$315,915	$413,381

Beginning units	16,100,311	13,672	3,481	21,881	12,908
Units issued	10,233,798	7,390	2,112	6,923	4,287
Units redeemed	(11,412,394)	(5,937)	(2,605)	(6,042)	(4,358)
Ending units	14,921,715	15,125	2,988	22,762	12,837

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(4,071)	$(1,519)	$(2,610)	$219	$(1,339)
Capital gains distributions received	7,425	8,761	20,775	4,248	10,105
Net realized gain (loss) on shares redeemed	(21,917)	(23,676)	(56,374)	(21)	(20,030)
Net change in unrealized appreciation (depreciation) on investments	52,418	18,714	15,097	(12,491)	9,928
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,855	2,280	(23,112)	(8,045)	(1,336)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,000	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,995)	(1,524)	(4,589)	—	(1,820)
Net transfers between other subaccounts
or fixed rate option	36,019	(28,112)	(54,160)	23,929	(44,274)
Miscellaneous transactions	—	(20)	(5)	—	(18)
Other charges	(2,906)	(1,049)	(2,227)	(1,234)	(754)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	22,118	(30,705)	(60,981)	22,695	(46,866)

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,973	(28,425)	(84,093)	14,650	(48,202)

NET ASSETS
Beginning of period	352,060	139,954	316,058	136,712	135,042
End of period	$408,033	$111,529	$231,965	$151,362	$86,840

Beginning units	16,860	6,611	16,618	8,688	5,841
Units issued	14,051	3,701	12,927	3,178	1,883
Units redeemed	(13,924)	(5,878)	(17,514)	(1,448)	(4,469)
Ending units	16,987	4,434	12,031	10,418	3,255
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,599)	$(129)	$376	$(3,347)	$(596)
Capital gains distributions received	23,670	—	40,242	21,829	26,559
Net realized gain (loss) on shares redeemed	(38,243)	(1,542)	(2,479)	(6,751)	(20,926)
Net change in unrealized appreciation (depreciation) on investments	6,017	1,753	(41,114)	39,521	(20,416)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,155)	82	(2,975)	51,252	(15,379)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	10,000	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,738)	—	(2,653)	(21,466)	(1,955)
Net transfers between other subaccounts
or fixed rate option	(14,346)	2,297	39,000	(11,790)	(3,540)
Miscellaneous transactions	(14)	—	—	(31)	(36)
Other charges	(1,581)	(228)	(1,595)	(2,518)	(1,752)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(20,679)	2,069	34,752	(25,805)	(7,283)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,834)	2,151	31,777	25,447	(22,662)

NET ASSETS
Beginning of period	228,181	22,980	159,406	230,721	239,676
End of period	$196,347	$25,131	$191,183	$256,168	$217,014

Beginning units	11,524	1,902	8,762	9,323	14,127
Units issued	7,000	786	4,737	4,606	7,207
Units redeemed	(8,550)	(642)	(2,571)	(5,895)	(8,323)
Ending units	9,974	2,046	10,928	8,034	13,011
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020**	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(107,123)	$(454,775)	$(186,833)	$184	$(9,931)
Capital gains distributions received	—	—	—	—	45,855
Net realized gain (loss) on shares redeemed	337,938	7,130,943	137,429	(21,447)	27,946
Net change in unrealized appreciation (depreciation) on investments	(193,894)	8,868,828	113,046	21,410	146,344
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,921	15,544,996	63,642	147	210,214

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,349,907	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,882,847)	(1,589,129)	(1,373,806)	(31,763)	(79,096)
Net transfers between other subaccounts
or fixed rate option	(9,075,890)	(52,077)	9,105,956	2,489	—
Miscellaneous transactions	49,863	(175)	58	728	(209)
Other charges	(3,309)	(280,965)	(1,867)	(25)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,912,183)	427,561	7,730,341	(28,571)	(79,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,875,262)	15,972,557	7,793,983	(28,424)	130,909

NET ASSETS
Beginning of period	10,875,262	32,554,732	4,076,336	49,933	557,701
End of period	$—	$48,527,289	$11,870,319	$21,509	$688,610

Beginning units	915,732	1,133,491	322,365	2,849	104,446
Units issued	308,834	838,226	951,643	189	—
Units redeemed	(1,224,566)	(765,710)	(352,211)	(1,847)	(12,980)
Ending units	—	1,206,007	921,797	1,191	91,466

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(59,073)	$(464,217)	$(2,074,956)	$(1,331)	$(418,669)
Capital gains distributions received	—	—	—	9,967	—
Net realized gain (loss) on shares redeemed	205,154	1,119,433	8,041,498	10,585	1,259,427
Net change in unrealized appreciation (depreciation) on investments	(64,332)	7,529,959	(4,315,425)	5,488	1,126,154
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	81,749	8,185,175	1,651,117	24,709	1,966,912

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	11,649,102	2,151,629	—	3,810,230
Annuity payments	—	—	(9,451)	—	—
Surrenders, withdrawals and death benefits	(279,488)	(1,860,199)	(8,549,468)	(42,075)	(2,694,267)
Net transfers between other subaccounts
or fixed rate option	(796,067)	(2,619,668)	2,315,120	—	6,369,143
Miscellaneous transactions	(16)	2,461	1,742	282	652
Other charges	(1,030)	(342,632)	(1,575,861)	(11)	(291,809)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,076,601)	6,829,064	(5,666,289)	(41,804)	7,193,949

TOTAL INCREASE (DECREASE) IN NET ASSETS	(994,852)	15,014,239	(4,015,172)	(17,095)	9,160,861

NET ASSETS
Beginning of period	3,322,718	66,031,276	155,802,514	164,146	35,623,059
End of period	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920

Beginning units	283,851	4,023,949	11,474,268	6,474	2,968,124
Units issued	177,226	1,247,562	6,636,291	—	1,994,297
Units redeemed	(270,768)	(471,090)	(7,294,895)	(1,612)	(1,358,640)
Ending units	190,309	4,800,421	10,815,664	4,862	3,603,781

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,187)	$(1,045,405)	$(7,203)	$(226,200)	$(18,959)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,577	1,549,843	9,169	408,498	155,122
Net change in unrealized appreciation (depreciation) on investments	25,257	3,890,333	70,953	272,521	(65,699)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	23,647	4,394,771	72,919	454,819	70,464

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,945,783	170,857	1,126,424	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(17,109)	(3,343,986)	(53,884)	(1,005,470)	(164,593)
Net transfers between other subaccounts
or fixed rate option	(10,763)	3,705,463	124,565	2,146,084	(761,338)
Miscellaneous transactions	—	(4,090)	81	(412)	3
Other charges	(260)	(875,165)	(5,066)	(147,545)	(237)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(28,132)	4,428,005	236,553	2,119,081	(926,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,485)	8,822,776	309,472	2,573,900	(855,701)

NET ASSETS
Beginning of period	543,471	75,360,742	1,034,780	20,655,454	1,098,051
End of period	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350

Beginning units	53,583	4,961,321	89,112	1,033,296	107,375
Units issued	5,827	4,104,129	31,187	744,062	152,713
Units redeemed	(8,500)	(3,948,616)	(10,494)	(601,842)	(237,806)
Ending units	50,910	5,116,834	109,805	1,175,516	22,282
The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	12/31/2020	8/14/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,450)	$(209,242)	$(43,817,148)	$(10,599)	$(21,772)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	251,338	663,082	13,263,543	463,400	27,742
Net change in unrealized appreciation (depreciation) on investments	(290,291)	(219,950)	264,606,061	(464,422)	485,893
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(53,403)	233,890	234,052,456	(11,621)	491,863

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	259,267	578,544	217,146,540	235,892	707,695
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(57,214)	(833,010)	(121,981,437)	(45,575)	(104,362)
Net transfers between other subaccounts
or fixed rate option	(3,305,491)	1,856,053	—	(2,322,930)	2,051,488
Miscellaneous transactions	101	1,344	(6,038)	71	314
Other charges	(8,523)	(128,773)	(264,186)	(4,926)	(11,553)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,111,860)	1,474,158	94,894,879	(2,137,468)	2,643,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,165,263)	1,708,048	328,947,335	(2,149,089)	3,135,445

NET ASSETS
Beginning of period	3,165,263	17,385,877	2,116,571,955	2,149,089	1,804,267
End of period	$—	$19,093,925	$2,445,519,290	$—	$4,939,712

Beginning units	264,152	893,894	174,543,032	117,637	95,655
Units issued	30,089	652,524	11,935,016	23,690	191,284
Units redeemed	(294,241)	(574,485)	(3,999,120)	(141,327)	(20,276)
Ending units	—	971,933	182,478,928	—	266,663

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(11,553)	$(3,222,878)	$(9,127)	$(84,028)	$(111,428)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,966	(6,131,008)	345,639	233,497	327,998
Net change in unrealized appreciation (depreciation) on investments	(47,696)	25,192,787	(926,367)	2,689,071	1,870,459
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	56,717	15,838,901	(589,855)	2,838,540	2,087,029

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	13,817,350	119,259	840,482	2,373,553
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(111,135)	(3,885,151)	(55,764)	(434,107)	(510,848)
Net transfers between other subaccounts
or fixed rate option	(442,399)	10,517,919	(4,561,736)	3,823,374	2,865,096
Miscellaneous transactions	—	(7,445)	(92)	631	54
Other charges	(202)	(2,941,605)	(7,873)	(76,711)	(104,600)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(553,736)	17,501,068	(4,506,206)	4,153,669	4,623,255

TOTAL INCREASE (DECREASE) IN NET ASSETS	(497,019)	33,339,969	(5,096,061)	6,992,209	6,710,284

NET ASSETS
Beginning of period	718,971	244,962,775	5,096,061	10,229,046	15,829,465
End of period	$221,952	$278,302,744	$—	$17,221,255	$22,539,749

Beginning units	61,906	16,860,533	389,549	714,650	1,170,474
Units issued	149,044	15,778,814	13,134	463,873	623,274
Units redeemed	(193,606)	(15,548,021)	(402,683)	(109,035)	(205,370)
Ending units	17,344	17,091,326	—	1,069,488	1,588,378

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**

OPERATIONS
Net investment income (loss)	$(4,922)	$(6,662)	$(12,377)	$(1,729)	$(6,767)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(45,915)	(4,221)	485,894	84,992	409,259
Net change in unrealized appreciation (depreciation) on investments	(169,565)	(828,835)	(602,051)	24,407	(481,730)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220,402)	(839,718)	(128,534)	107,670	(79,238)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,688	192	856	942	38,544
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,783)	(31,799)	(107,946)	(11,502)	(27,852)
Net transfers between other subaccounts
or fixed rate option	(2,596,725)	(3,143,932)	(6,194,146)	(547,923)	(2,032,661)
Miscellaneous transactions	2,447	(6)	32	(20)	(15)
Other charges	(4,352)	(5,880)	(11,928)	(1,625)	(6,482)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,538,725)	(3,181,425)	(6,313,132)	(560,128)	(2,028,466)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,759,127)	(4,021,143)	(6,441,666)	(452,458)	(2,107,704)

NET ASSETS
Beginning of period	2,759,127	4,021,143	6,441,666	452,458	2,107,704
End of period	$—	$—	$—	$—	$—

Beginning units	273,312	285,089	580,859	49,146	155,093
Units issued	17,480	3,336	3,034	1,004	10,227
Units redeemed	(290,792)	(288,425)	(583,893)	(50,150)	(165,320)
Ending units	—	—	—	—	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	11/13/2020**	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**

OPERATIONS
Net investment income (loss)	$(11,925)	$(668,232)	$(88,947)	$(10,906)	$(5,270)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	113,049	(2,044,832)	1,091,318	225,713	121,466
Net change in unrealized appreciation (depreciation) on investments	(65,120)	2,885,332	(383,831)	(156,215)	(56,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,004	172,268	618,540	58,592	59,305

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	880,110	1,816,849	—	287,155	90,265
Annuity payments	—	(5,884)	—	—	—
Surrenders, withdrawals and death benefits	(38,520)	(970,736)	(220,382)	(41,774)	(13,286)
Net transfers between other subaccounts
or fixed rate option	(2,768,144)	1,385,737	(9,161,220)	(2,281,944)	(945,039)
Miscellaneous transactions	3,478	11,062	54	(40)	(73)
Other charges	(11,181)	(615,362)	(266)	(10,025)	(5,005)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,934,257)	1,621,666	(9,381,814)	(2,046,628)	(873,138)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,898,253)	1,793,934	(8,763,274)	(1,988,036)	(813,833)

NET ASSETS
Beginning of period	1,898,253	53,391,583	10,189,255	1,988,036	813,833
End of period	$—	$55,185,517	$1,425,981	$—	$—

Beginning units	191,121	4,211,030	977,547	176,306	72,348
Units issued	149,697	3,833,208	239,685	43,040	61,091
Units redeemed	(340,818)	(3,879,648)	(1,091,312)	(219,346)	(133,439)
Ending units	—	4,164,590	125,920	—	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(36,586)	$(7,827)	$(6,770)	$(3,992)	$52,767
Capital gains distributions received	—	—	—	—	424,931
Net realized gain (loss) on shares redeemed	13,099	321,048	(6,171)	108,533	33,553
Net change in unrealized appreciation (depreciation) on investments	230,327	(252,615)	102,016	(73,983)	742,631
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	206,840	60,606	89,075	30,558	1,253,882

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	335,476	156,561	217,604	236	1,270,739
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(218,271)	(38,650)	(43,944)	(78,211)	(263,642)
Net transfers between other subaccounts
or fixed rate option	22,933,405	(2,468,386)	20,198	(2,164,222)	266,789
Miscellaneous transactions	(62)	2	396	(6)	515
Other charges	(28,448)	(8,356)	(6,461)	(3,900)	(32,942)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,022,100	(2,358,829)	187,793	(2,246,103)	1,241,459

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,228,940	(2,298,223)	276,868	(2,215,545)	2,495,341

NET ASSETS
Beginning of period	861,408	2,298,223	1,085,455	2,215,545	5,332,212
End of period	$24,090,348	$—	$1,362,323	$—	$7,827,553

Beginning units	75,864	194,594	94,335	222,461	427,246
Units issued	2,208,627	20,333	28,228	2,597	160,094
Units redeemed	(56,586)	(214,927)	(9,065)	(225,058)	(54,281)
Ending units	2,227,905	—	113,498	—	533,059

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$63,751	$(38,180)	$49	$(3,267)	$(9,190)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(43,997)	808,745	21,050	152,307	292,777
Net change in unrealized appreciation (depreciation) on investments	50,007	(413,054)	11,220	(92,611)	(96,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	69,761	357,511	32,319	56,429	187,280

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	384,282	—	346	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(191,742)	(202,462)	(82,498)	—	(1,584,635)
Net transfers between other subaccounts
or fixed rate option	(88,714)	(4,044,798)	(50,159)	(1,118,220)	(2,604,439)
Miscellaneous transactions	5,505	103	—	(10)	9
Other charges	(14,087)	(747)	(906)	(128)	(22)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	95,244	(4,247,904)	(133,217)	(1,118,358)	(4,189,087)

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,005	(3,890,393)	(100,898)	(1,061,929)	(4,001,807)

NET ASSETS
Beginning of period	2,482,236	5,539,254	484,541	1,061,929	4,001,807
End of period	$2,647,241	$1,648,861	$383,643	$—	$—

Beginning units	198,648	531,908	36,732	100,738	376,784
Units issued	65,044	254,361	309	868	16,017
Units redeemed	(55,591)	(642,380)	(10,865)	(101,606)	(392,801)
Ending units	208,101	143,889	26,176	—	—

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,084,711)	$(286,498)	$(474,018)	$(319,702)	$(3,582)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,378,575)	1,164,380	(2,546,773)	(783,544)	(33,846)
Net change in unrealized appreciation (depreciation) on investments	15,358,915	502,797	7,380,556	4,043,685	88,313
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,895,629	1,380,679	4,359,765	2,940,439	50,885

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,927,351	—	10,785,067	7,000,476	859,027
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,083,308)	(1,953,168)	(299,245)	(207,185)	(149)
Net transfers between other subaccounts
or fixed rate option	(952,492)	8,200,687	311,788	423,143	(431,406)
Miscellaneous transactions	1,610	482	4,115	(1,311)	3
Other charges	(958,027)	(5,018)	(402,634)	(233,385)	(2,499)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,935,134	6,242,983	10,399,091	6,981,738	424,976

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,830,763	7,623,662	14,758,856	9,922,177	475,861

NET ASSETS
Beginning of period	74,239,429	1,942,445	27,462,520	18,354,476	8,576
End of period	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437

Beginning units	6,508,627	173,249	2,254,409	1,561,045	833
Units issued	5,359,739	2,572,707	2,972,953	1,447,284	107,848
Units redeemed	(4,939,931)	(1,986,690)	(2,256,325)	(900,594)	(67,090)
Ending units	6,928,435	759,266	2,971,037	2,107,735	41,591
The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)
	1/2/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(87,745)	$(85)	$(61)	$(1,794)	$(745)
Capital gains distributions received	—	99	—	—	10,621
Net realized gain (loss) on shares redeemed	30,066	1,349	5	705	(833)
Net change in unrealized appreciation (depreciation) on investments	(100,273)	12,486	5,712	120,782	51,824
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(157,952)	13,849	5,656	119,693	60,867

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	131,501	50,712	916,277	365,953
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(259,745)	(6,025)	—	(1,738)	(4,007)
Net transfers between other subaccounts
or fixed rate option	10,806,878	77,287	(3)	475,465	19,951
Miscellaneous transactions	(24)	(337)	—	(2,710)	360
Other charges	(82)	(135)	(10)	(1,325)	(607)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,547,027	202,291	50,699	1,385,969	381,650

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,389,075	216,140	56,355	1,505,662	442,517

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$10,389,075	$216,140	$56,355	$1,505,662	$442,517

Beginning units	—	—	—	—	—
Units issued	1,300,965	21,588	4,159	115,171	36,940
Units redeemed	(364,525)	(5,551)	(1)	(12,130)	(7,004)
Ending units	936,440	16,037	4,158	103,041	29,936

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® New Discovery Series (Service Shares)	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(309)	$(82)	$1,148	$3,326	$1,790
Capital gains distributions received	4,335	107	—	5,659	3,112
Net realized gain (loss) on shares redeemed	105	13	4,550	329	366
Net change in unrealized appreciation (depreciation) on investments	33,104	7,893	23,408	31,268	52,914
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,235	7,931	29,106	40,582	58,182

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	71,543	114,871	1,223,096	426,557	370,882
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(348)	(994)	(6,358)	(29,287)	(3,620)
Net transfers between other subaccounts
or fixed rate option	98,575	255	569,749	80,437	277,952
Miscellaneous transactions	569	140	63	268	194
Other charges	(216)	(26)	(1,970)	(569)	(584)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	170,123	114,246	1,784,580	477,406	644,824

TOTAL INCREASE (DECREASE) IN NET ASSETS	207,358	122,177	1,813,686	517,988	703,006

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$207,358	$122,177	$1,813,686	$517,988	$703,006

Beginning units	—	—	—	—	—
Units issued	12,452	9,494	251,664	53,032	58,263
Units redeemed	(56)	(83)	(82,671)	(9,850)	(421)
Ending units	12,396	9,411	168,993	43,182	57,842

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$6,595	$2,247	$2,370	$317	$(18)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34	107	—	3,458	1
Net change in unrealized appreciation (depreciation) on investments	27,446	17,805	(128)	7,743	1,800
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	34,075	20,159	2,242	11,518	1,783

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	441,032	143,990	114,204	27,823	35,431
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(17,495)	(1,428)	(303)	(33,813)	—
Net transfers between other subaccounts
or fixed rate option	406,229	83,504	130,714	49,779	2,606
Miscellaneous transactions	—	—	—	—	308
Other charges	(240)	(26)	(172)	(32)	(11)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	829,526	226,040	244,443	43,757	38,334

TOTAL INCREASE (DECREASE) IN NET ASSETS	863,601	246,199	246,685	55,275	40,117

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$863,601	$246,199	$246,685	$55,275	$40,117

Beginning units	—	—	—	—	—
Units issued	82,178	22,273	24,399	7,907	3,223
Units redeemed	(2,786)	(136)	(47)	(3,038)	(0)(1)
Ending units	79,392	22,137	24,352	4,869	3,223

*Date subaccount became available for investment.

(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,489)	$2,062	$36	$(180)	$1,116
Capital gains distributions received	—	—	—	—	11,922
Net realized gain (loss) on shares redeemed	1,295	506	7	294	2
Net change in unrealized appreciation (depreciation) on investments	195,149	13,764	5,622	19,129	(1,925)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	194,955	16,332	5,665	19,243	11,115

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	371,976	133,480	30,352	143,950	54,001
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,117)	(2,903)	—	(2,352)	—
Net transfers between other subaccounts
or fixed rate option	1,361,022	203,071	—	87,981	125,829
Miscellaneous transactions	(28)	(898)	—	23	188
Other charges	(1,107)	(195)	(25)	(127)	(29)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,722,746	332,555	30,327	229,475	179,989

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,917,701	348,887	35,992	248,718	191,104

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$1,917,701	$348,887	$35,992	$248,718	$191,104

Beginning units	—	—	—	—	—
Units issued	157,872	37,967	3,005	25,640	17,019
Units redeemed	(1,198)	(6,429)	(2)	(4,786)	(3)
Ending units	156,674	31,538	3,003	20,854	17,016

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)	Fidelity® VIP Balanced Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$381	$(122)	$636	$(184)	$11,254
Capital gains distributions received	—	9,198	4,214	9,719	181
Net realized gain (loss) on shares redeemed	4	4	3,050	4	1,926
Net change in unrealized appreciation (depreciation) on investments	3,744	(2,199)	7,954	4,484	73,915
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,129	6,881	15,854	14,023	87,276

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,760	50,236	145,923	42,524	1,119,689
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	(2,981)	—	—
Net transfers between other subaccounts
or fixed rate option	—	86,431	17,554	155,604	347,609
Miscellaneous transactions	—	—	(2,237)	9	(399)
Other charges	(3)	(155)	—	(86)	(255)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	31,757	136,512	158,259	198,051	1,466,644

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,886	143,393	174,113	212,074	1,553,920

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$35,886	$143,393	$174,113	$212,074	$1,553,920

Beginning units	—	—	—	—	—
Units issued	3,189	12,377	21,907	18,606	144,186
Units redeemed	(0)(1)	(13)	(6,456)	(8)	(5,046)
Ending units	3,189	12,364	15,451	18,598	139,140

*Date subaccount became available for investment.

(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)	BlackRock Basic Value V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,864)	$(990)	$4,293	$987
Capital gains distributions received	967	11,262	16,723	645
Net realized gain (loss) on shares redeemed	(1,961)	1,720	89	5
Net change in unrealized appreciation (depreciation) on investments	94,123	113,289	21,443	7,400
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	91,265	125,281	42,548	9,037

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	748,658	161,054	284,674	50,840
Annuity payments	—	—	—	—
Surrenders, withdrawals and death benefits	(5,930)	(29,921)	(6,403)	—
Net transfers between other subaccounts
or fixed rate option	1,366,028	1,132,896	1,319,968	—
Miscellaneous transactions	—	325	138	—
Other charges	(1,309)	(831)	(854)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,107,447	1,263,523	1,597,523	50,840

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,198,712	1,388,804	1,640,071	59,877

NET ASSETS
Beginning of period	—	—	—	—
End of period	$2,198,712	$1,388,804	$1,640,071	$59,877

Beginning units	—	—	—	—
Units issued	205,915	114,829	150,971	5,206
Units redeemed	(5,765)	(2,581)	(453)	—
Ending units	200,150	112,248	150,518	5,206

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$29,044	$(184,240)	$(237,719)	$(273,791)	$(175,874)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	486,196	1,106,794	1,036,963	73,379
Net change in unrealized appreciation (depreciation) on investments	—	893,605	3,082,402	3,220,896	1,725,467
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,044	1,195,561	3,951,477	3,984,068	1,622,972

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,463	1,254	38,079	60,573	35,378
Annuity payments	(1,147)	(86,659)	(65,576)	(78,998)	(124,438)
Surrenders, withdrawals and death benefits	(977,941)	(1,866,134)	(1,560,374)	(1,894,956)	(1,225,951)
Net transfers between other subaccounts
or fixed rate option	238,187	121,750	(222,907)	(154,199)	(163,600)
Miscellaneous transactions	(1,460)	160	(6,979)	(5,484)	(133)
Other charges	(5,414)	(3,662)	(8,026)	(19,254)	(13,399)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(699,312)	(1,833,291)	(1,825,783)	(2,092,318)	(1,492,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(670,268)	(637,730)	2,125,694	1,891,750	130,829

NET ASSETS
Beginning of period	6,213,434	13,399,464	15,238,467	17,214,366	11,645,533
End of period	$5,543,166	$12,761,734	$17,364,161	$19,106,116	$11,776,362

Beginning units	5,292,009	4,972,262	4,371,001	5,460,664	2,557,491
Units issued	317,774	159,742	14,201	59,922	30,027
Units redeemed	(989,936)	(805,592)	(480,008)	(634,708)	(320,635)
Ending units	4,619,847	4,326,412	3,905,194	4,885,878	2,266,883
The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(343,752)	$(60,071)	$(342,503)	$(74,082)	$15,004
Capital gains distributions received	—	—	—	—	64,140
Net realized gain (loss) on shares redeemed	827,049	296,506	2,272,139	235,388	10,147
Net change in unrealized appreciation (depreciation) on investments	6,022,830	800,285	4,535,390	988,498	259,641
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,506,127	1,036,720	6,465,026	1,149,804	348,932

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,719,728	2,084	21,285	1,353,641	—
Annuity payments	(58,980)	(522)	(50,268)	(11,044)	—
Surrenders, withdrawals and death benefits	(2,215,752)	(470,954)	(2,573,872)	(346,209)	(115,355)
Net transfers between other subaccounts
or fixed rate option	1,886,329	(16,433)	(318,698)	123,020	(27,612)
Miscellaneous transactions	7,775	(5,475)	1,333	(303)	(27)
Other charges	(36,843)	(3,255)	(15,136)	(11,992)	(251)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,302,257	(494,555)	(2,935,356)	1,107,113	(143,245)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,808,384	542,165	3,529,670	2,256,917	205,687

NET ASSETS
Beginning of period	20,531,253	3,778,794	21,649,322	5,003,796	1,401,452
End of period	$32,339,637	$4,320,959	$25,178,992	$7,260,713	$1,607,139

Beginning units	5,459,734	1,455,883	5,051,540	831,879	821,571
Units issued	1,042,322	11,802	33,790	206,003	10,240
Units redeemed	(825,811)	(204,801)	(588,856)	(112,878)	(84,089)
Ending units	5,676,245	1,262,884	4,496,474	925,004	747,722
The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$54,796	$(31,579)	$(48,214)	$21,596	$(8,842)
Capital gains distributions received	373,142	801,194	534,905	—	148,665
Net realized gain (loss) on shares redeemed	51,571	130,953	93,581	(37,140)	22,068
Net change in unrealized appreciation (depreciation) on investments	800,144	756,329	878,394	983,805	222,644
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,279,653	1,656,897	1,458,666	968,261	384,535

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,071	18,068	13,415	4,381	2,227
Annuity payments	(4,563)	(12,029)	—	—	(11,324)
Surrenders, withdrawals and death benefits	(223,860)	(491,522)	(268,668)	(368,126)	(47,027)
Net transfers between other subaccounts
or fixed rate option	(21,450)	(36,568)	(37,634)	(2,203)	(13,918)
Miscellaneous transactions	365	72	(6)	341	(1)
Other charges	(1,195)	(1,771)	(1,247)	(1,252)	(376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(234,632)	(523,750)	(294,140)	(366,859)	(70,419)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,045,021	1,133,147	1,164,526	601,402	314,116

NET ASSETS
Beginning of period	5,268,523	6,283,767	4,433,711	3,989,799	1,261,738
End of period	$6,313,544	$7,416,914	$5,598,237	$4,591,201	$1,575,854

Beginning units	1,464,459	2,291,230	1,399,058	1,334,864	387,107
Units issued	13,457	8,570	4,542	32,818	906
Units redeemed	(70,025)	(173,120)	(81,983)	(140,782)	(19,254)
Ending units	1,407,891	2,126,680	1,321,617	1,226,900	368,759
The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(91,374)	$12,852	$(29,701)	$(43,617)	$118
Capital gains distributions received	573,893	104,910	298,243	—	55,958
Net realized gain (loss) on shares redeemed	286,661	74,747	(38,743)	280,528	(114,094)
Net change in unrealized appreciation (depreciation) on investments	1,194,171	207,605	307,696	507,385	381,690
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,963,351	400,114	537,495	744,296	323,672

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,468	3,692	1,839	367	1,902
Annuity payments	(4,814)	(24,493)	(1,761)	(85,529)	(58,375)
Surrenders, withdrawals and death benefits	(398,050)	(160,746)	(219,385)	(252,372)	(343,851)
Net transfers between other subaccounts
or fixed rate option	(29,232)	(5,302)	(40,313)	(96,771)	(40,280)
Miscellaneous transactions	147	(20)	(17)	(71)	(17)
Other charges	(1,718)	(381)	(524)	(507)	(309)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(429,199)	(187,250)	(260,161)	(434,883)	(440,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,534,152	212,864	277,334	309,413	(117,258)

NET ASSETS
Beginning of period	5,549,770	1,676,664	1,867,922	2,921,183	1,306,683
End of period	$7,083,922	$1,889,528	$2,145,256	$3,230,596	$1,189,425

Beginning units	1,420,850	478,153	609,960	945,238	720,713
Units issued	24,043	7,177	5,476	1,567	1,944
Units redeemed	(113,639)	(55,156)	(74,494)	(125,718)	(215,544)
Ending units	1,331,254	430,174	540,942	821,087	507,113
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(5,776)	$(105,181)	$(6,110)	$(102,359)	$(27,529)
Capital gains distributions received	52,936	—	51,487	—	—
Net realized gain (loss) on shares redeemed	22,144	343,032	8,257	489,507	73,763
Net change in unrealized appreciation (depreciation) on investments	47,138	1,020,838	80,901	1,556,388	423,010
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	116,442	1,258,689	134,535	1,943,536	469,244

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,201	—	8,767	1,595
Annuity payments	—	(27,586)	—	(27,350)	—
Surrenders, withdrawals and death benefits	(57,102)	(456,594)	(11,748)	(505,036)	(189,472)
Net transfers between other subaccounts
or fixed rate option	4,622	63,475	(7,499)	(211,450)	(59,403)
Miscellaneous transactions	(41)	519	—	(394)	(3,206)
Other charges	(69)	(16,972)	(915)	(13,122)	(2,989)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(52,590)	(434,957)	(20,162)	(748,585)	(253,475)

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,852	823,732	114,373	1,194,951	215,769

NET ASSETS
Beginning of period	378,743	6,185,109	412,692	5,686,150	1,628,740
End of period	$442,595	$7,008,841	$527,065	$6,881,101	$1,844,509

Beginning units	253,543	2,086,442	202,010	1,767,575	964,649
Units issued	3,723	54,090	14	12,093	6,943
Units redeemed	(33,666)	(183,012)	(8,521)	(183,495)	(145,684)
Ending units	223,600	1,957,520	193,503	1,596,173	825,908
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(397,916)	$(2,589,552)	$(824,337)	$(400,517)	$(288,154)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,627,709	6,527,845	1,158,500	1,520,573	1,598,983
Net change in unrealized appreciation (depreciation) on investments	5,163,356	15,386,321	7,785,263	2,849,948	4,067,348
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,393,149	19,324,614	8,119,426	3,970,004	5,378,177

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,638,902	4,034,830	1,875,806	2,113,117	629,012
Annuity payments	(6,554)	(63,400)	(3,282)	(17,082)	—
Surrenders, withdrawals and death benefits	(2,528,652)	(10,543,354)	(4,896,703)	(2,718,419)	(1,509,235)
Net transfers between other subaccounts
or fixed rate option	(1,121,742)	9,619,605	59,373,779	969,920	1,745,404
Miscellaneous transactions	(12)	(4,713)	(4,296)	337	(1,697)
Other charges	(243,987)	(1,759,708)	(506,229)	(234,145)	(169,136)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,262,045)	1,283,260	55,839,075	113,728	694,348

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,131,104	20,607,874	63,958,501	4,083,732	6,072,525

NET ASSETS
Beginning of period	25,132,365	147,331,470	13,956,301	28,532,420	14,871,379
End of period	$30,263,469	$167,939,344	$77,914,802	$32,616,152	$20,943,904

Beginning units	1,359,928	11,258,620	962,348	1,997,465	772,368
Units issued	371,941	1,822,127	4,384,171	557,072	276,497
Units redeemed	(452,476)	(1,687,213)	(1,004,819)	(532,718)	(226,672)
Ending units	1,279,393	11,393,534	4,341,700	2,021,819	822,193
The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(140,833)	$(215,823)	$(962,943)	$(527,322)	$(821,027)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	679,524	676,062	6,435,557	2,685,142	6,458,295
Net change in unrealized appreciation (depreciation) on investments	865,907	2,034,267	10,035,850	6,386,953	8,015,083
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,404,598	2,494,506	15,508,464	8,544,773	13,652,351

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,528	256,279	2,136,859	867,363	579,018
Annuity payments	(1,841)	—	(6,926)	(16,993)	—
Surrenders, withdrawals and death benefits	(584,849)	(998,760)	(4,969,556)	(2,705,700)	(4,375,175)
Net transfers between other subaccounts
or fixed rate option	765,877	1,319,141	316,376	1,744,713	3,419,676
Miscellaneous transactions	(809)	789	(1,570)	4,871	(3,191)
Other charges	(79,695)	(120,535)	(565,092)	(313,594)	(481,636)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	178,211	456,914	(3,089,909)	(419,340)	(861,308)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,582,809	2,951,420	12,418,555	8,125,433	12,791,043

NET ASSETS
Beginning of period	7,800,185	12,086,301	54,320,999	30,540,662	46,002,028
End of period	$9,382,994	$15,037,721	$66,739,554	$38,666,095	$58,793,071

Beginning units	437,242	707,790	2,749,901	1,743,492	1,915,488
Units issued	168,948	270,186	768,820	539,432	526,263
Units redeemed	(158,271)	(243,734)	(868,148)	(550,694)	(545,232)
Ending units	447,919	734,242	2,650,573	1,732,230	1,896,519
The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(310,153)	$(463,291)	$(284,445)	$(404,706)	$(377,498)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,289,558	1,611,277	292,470	2,532,387	193,311
Net change in unrealized appreciation (depreciation) on investments	4,486,303	4,235,829	740,847	4,024,636	3,453,620
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,465,708	5,383,815	748,872	6,152,317	3,269,433

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,217,138	878,026	2,913,015	635,587	499,475
Annuity payments	—	(3,751)	(447,587)	—	—
Surrenders, withdrawals and death benefits	(1,478,341)	(2,543,997)	(2,138,077)	(1,327,482)	(1,783,995)
Net transfers between other subaccounts
or fixed rate option	1,364,320	3,436,589	2,917,421	1,857,633	5,213,608
Miscellaneous transactions	395	(634)	(1,124)	(836)	(964)
Other charges	(180,042)	(279,047)	(161,647)	(247,541)	(235,473)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	923,470	1,487,186	3,082,001	917,361	3,692,651

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,389,178	6,871,001	3,830,873	7,069,678	6,962,084

NET ASSETS
Beginning of period	17,359,043	27,100,696	20,602,742	26,070,435	20,245,767
End of period	$24,748,221	$33,971,697	$24,433,615	$33,140,113	$27,207,851

Beginning units	763,496	1,469,914	2,033,398	1,138,228	2,264,362
Units issued	283,810	428,520	968,234	425,981	1,001,679
Units redeemed	(238,455)	(342,131)	(675,900)	(394,958)	(632,126)
Ending units	808,851	1,556,303	2,325,732	1,169,251	2,633,915

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(17,999,325)	$(490,831)	$(409,104)	$(200,303)	$(2,264,493)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	53,326,646	2,803,043	1,339,988	141,459	4,162,795
Net change in unrealized appreciation (depreciation) on investments	161,726,756	6,115,409	4,586,814	76,278	21,908,929
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	197,054,077	8,427,621	5,517,698	17,434	23,807,231

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,817,355	862,615	161,560	630,679	7,792,313
Annuity payments	(469,941)	(13,804)	—	(3,480)	(28,053)
Surrenders, withdrawals and death benefits	(81,798,532)	(2,541,113)	(1,618,925)	(873,683)	(7,015,312)
Net transfers between other subaccounts
or fixed rate option	29,443,538	(109,888)	1,733,484	2,078,626	5,983,944
Miscellaneous transactions	23,080	(711)	464	(118)	367
Other charges	(12,712,153)	(301,630)	(251,735)	(133,810)	(1,652,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(38,696,653)	(2,104,531)	24,848	1,698,214	5,081,202

TOTAL INCREASE (DECREASE) IN NET ASSETS	158,357,424	6,323,090	5,542,546	1,715,648	28,888,433

NET ASSETS
Beginning of period	1,037,326,664	30,215,160	21,141,538	14,210,012	122,381,662
End of period	$1,195,684,088	$36,538,250	$26,684,084	$15,925,660	$151,270,095

Beginning units	68,595,679	1,709,504	1,837,554	1,383,930	9,607,346
Units issued	6,701,187	374,183	635,859	441,475	1,422,698
Units redeemed	(8,509,998)	(469,102)	(636,116)	(284,472)	(1,029,889)
Ending units	66,786,868	1,614,585	1,837,297	1,540,933	10,000,155
The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(11,611,844)	$(4,402,472)	$(11,671,327)	$(7,440,780)	$(5,963,683)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	37,774,123	8,598,652	44,923,541	24,904,851	16,321,510
Net change in unrealized appreciation (depreciation) on investments	103,541,916	28,728,910	84,094,280	38,779,182	51,485,967
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	129,704,195	32,925,090	117,346,494	56,243,253	61,843,794

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,603,646	2,870,646	25,589,431	16,693,455	10,014,978
Annuity payments	(144,213)	(84,242)	(816,431)	(179,441)	(169,528)
Surrenders, withdrawals and death benefits	(39,627,479)	(16,545,747)	(59,519,053)	(47,992,500)	(26,828,233)
Net transfers between other subaccounts
or fixed rate option	36,831,132	32,403,786	19,003,861	22,142,242	18,908,601
Miscellaneous transactions	(8,915)	(4,753)	(2,506)	(14,881)	8,497
Other charges	(7,368,963)	(2,357,899)	(7,432,994)	(4,867,838)	(4,196,601)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,285,208	16,281,791	(23,177,692)	(14,218,963)	(2,262,286)

TOTAL INCREASE (DECREASE) IN NET ASSETS	141,989,403	49,206,881	94,168,802	42,024,290	59,581,508

NET ASSETS
Beginning of period	621,581,930	222,318,463	667,892,222	433,758,975	335,136,023
End of period	$763,571,333	$271,525,344	$762,061,024	$475,783,265	$394,717,531

Beginning units	40,024,703	18,240,805	44,994,875	32,523,557	25,093,495
Units issued	6,750,491	4,509,526	5,864,422	5,579,393	3,470,965
Units redeemed	(5,691,669)	(3,283,527)	(6,972,692)	(6,500,037)	(3,444,975)
Ending units	41,083,525	19,466,804	43,886,605	31,602,913	25,119,485
The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(17,738,143)	$(9,920,296)	$(1,427,507)	$109,422	$(397,776)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	35,575,694	32,285,111	11,282,186	—	2,347,320
Net change in unrealized appreciation (depreciation) on investments	156,356,039	91,012,598	12,758,194	—	4,440,078
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	174,193,590	113,377,413	22,612,873	109,422	6,389,622

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,131,702	14,024,171	6,404,994	1,970,809	950,122
Annuity payments	(109,367)	(153,252)	(23,031)	—	(28,251)
Surrenders, withdrawals and death benefits	(71,825,641)	(43,257,082)	(9,022,851)	(80,262,257)	(2,353,568)
Net transfers between other subaccounts
or fixed rate option	76,618,772	14,358,437	2,248,111	74,981,377	1,093,150
Miscellaneous transactions	15,870	(858)	9,375	(545)	3,121
Other charges	(12,604,750)	(6,974,656)	(816,096)	(156,662)	(217,745)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,226,586	(22,003,240)	(1,199,498)	(3,467,278)	(553,171)

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,420,176	91,374,173	21,413,375	(3,357,856)	5,836,451

NET ASSETS
Beginning of period	981,859,311	567,374,679	84,916,872	26,432,011	22,086,767
End of period	$1,168,279,487	$658,748,852	$106,330,247	$23,074,155	$27,923,218

Beginning units	64,493,332	37,242,549	3,096,538	2,871,150	1,038,246
Units issued	10,768,297	3,499,019	974,884	4,992,197	308,185
Units redeemed	(9,736,747)	(4,501,941)	(884,227)	(5,379,503)	(308,635)
Ending units	65,524,882	36,239,627	3,187,195	2,483,844	1,037,796
The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,887,983)	$(177,937)	$(295,913)	$(3,275,046)	$(1,794,814)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,155,927	311,769	1,259,661	23,138,442	3,292,254
Net change in unrealized appreciation (depreciation) on investments	11,279,611	2,089,555	4,994,484	(356,647)	11,081,571
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,547,555	2,223,387	5,958,232	19,506,749	12,579,011

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,862,493	733,287	904,752	—	2,447,388
Annuity payments	(30,699)	—	—	—	(17,509)
Surrenders, withdrawals and death benefits	(16,195,658)	(814,955)	(1,240,360)	(11,445,914)	(10,438,489)
Net transfers between other subaccounts
or fixed rate option	21,150,379	1,725,551	28,280	(507,610,845)	10,827,604
Miscellaneous transactions	(2,577)	(2,395)	(447)	(5,214)	(5,365)
Other charges	(1,736,967)	(104,366)	(209,804)	(2,552,075)	(1,139,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,046,971	1,537,122	(517,579)	(521,614,048)	1,674,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,594,526	3,760,509	5,440,653	(502,107,299)	14,253,583

NET ASSETS
Beginning of period	171,480,455	11,238,647	19,290,908	611,858,761	114,485,712
End of period	$191,074,981	$14,999,156	$24,731,561	$109,751,462	$128,739,295

Beginning units	15,038,927	1,023,641	1,475,982	50,427,163	9,301,442
Units issued	4,137,214	380,116	342,867	8,311,679	2,318,886
Units redeemed	(3,676,102)	(249,410)	(374,750)	(51,334,916)	(2,201,940)
Ending units	15,500,039	1,154,347	1,444,099	7,403,926	9,418,388
The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(125,997)	$(370,557)	$(468,446)	$(6,031,104)	$(3,420,589)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	514,019	317,140	2,217,673	13,234,132	7,602,655
Net change in unrealized appreciation (depreciation) on investments	1,295,180	2,487,023	4,018,566	50,854,727	30,664,836
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,683,202	2,433,606	5,767,793	58,057,755	34,846,902

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	328,572	182,669	1,324,322	6,565,037	6,426,933
Annuity payments	—	—	(2,384)	(78,685)	—
Surrenders, withdrawals and death benefits	(550,337)	(1,305,816)	(2,579,710)	(27,671,056)	(11,200,525)
Net transfers between other subaccounts
or fixed rate option	403,611	4,869,862	3,568,274	23,243,120	12,754,555
Miscellaneous transactions	(219)	(816)	(688)	22,059	(3,981)
Other charges	(72,954)	(252,227)	(281,877)	(4,592,383)	(2,543,164)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	108,673	3,493,672	2,027,937	(2,511,908)	5,433,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,791,875	5,927,278	7,795,730	55,545,847	40,280,720

NET ASSETS
Beginning of period	6,998,536	19,786,281	26,492,992	350,823,780	190,855,496
End of period	$8,790,411	$25,713,559	$34,288,722	$406,369,627	$231,136,216

Beginning units	475,857	2,113,540	1,371,403	27,003,521	13,553,914
Units issued	140,772	946,088	557,278	3,289,957	2,088,865
Units redeemed	(126,665)	(613,676)	(454,019)	(3,318,776)	(1,588,411)
Ending units	489,964	2,445,952	1,474,662	26,974,702	14,054,368
The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,243,208)	$(5,105)	$(20)	$(3,167)	$(4,460)
Capital gains distributions received	—	16,161	13,648	17,998	44,311
Net realized gain (loss) on shares redeemed	5,396,178	10,485	(1,573)	22,638	6,437
Net change in unrealized appreciation (depreciation) on investments	24,986,534	42,535	8,573	52,246	7,027
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	27,139,504	64,076	20,628	89,715	53,315

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,798,185	23,043	—	—	15,494
Annuity payments	(103,287)	—	—	—	—
Surrenders, withdrawals and death benefits	(10,773,657)	(24,287)	(20,295)	(63,623)	(42,090)
Net transfers between other subaccounts
or fixed rate option	20,194,829	55,126	(27,676)	3,957	117,503
Miscellaneous transactions	213	(23)	(17)	—	(3)
Other charges	(2,506,088)	(2,953)	(877)	(3,362)	(2,736)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,610,195	50,906	(48,865)	(63,028)	88,168

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,749,699	114,982	(28,237)	26,687	141,483

NET ASSETS
Beginning of period	179,186,503	272,441	100,974	311,220	215,986
End of period	$220,936,202	$387,423	$72,737	$337,907	$357,469

Beginning units	14,915,693	10,696	6,026	26,264	8,520
Units issued	3,297,528	4,172	443	1,998	6,266
Units redeemed	(2,112,910)	(1,196)	(2,988)	(6,381)	(1,878)
Ending units	16,100,311	13,672	3,481	21,881	12,908
The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,130)	$(2,331)	$(3,866)	$276	$(2,096)
Capital gains distributions received	60,393	13,297	10,127	5,830	15,914
Net realized gain (loss) on shares redeemed	47,299	1,710	(1,391)	2,303	3,803
Net change in unrealized appreciation (depreciation) on investments	12,211	25,967	47,418	20,373	9,733
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	113,773	38,643	52,288	28,782	27,354

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(46,813)	(11,926)	(16,097)	—	(4,646)
Net transfers between other subaccounts
or fixed rate option	(142,622)	(80,321)	67,083	(9,015)	(59,990)
Miscellaneous transactions	(86)	—	(26)	—	—
Other charges	(3,745)	(1,533)	(2,629)	(1,220)	(1,211)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(193,266)	(93,780)	48,331	(10,235)	(65,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,493)	(55,137)	100,619	18,547	(38,493)

NET ASSETS
Beginning of period	431,553	195,091	215,439	118,165	173,535
End of period	$352,060	$139,954	$316,058	$136,712	$135,042

Beginning units	26,594	11,255	13,737	9,378	8,799
Units issued	3,555	1,427	5,804	500	1,034
Units redeemed	(13,289)	(6,071)	(2,923)	(1,190)	(3,992)
Ending units	16,860	6,611	16,618	8,688	5,841

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,117)	$728	$411	$(3,145)	$(944)
Capital gains distributions received	—	—	9,937	48,206	23,421
Net realized gain (loss) on shares redeemed	(565)	(831)	3,276	1,487	3,093
Net change in unrealized appreciation (depreciation) on investments	38,680	4,350	11,725	1,367	20,703
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	34,998	4,247	25,349	47,915	46,273

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(5,439)	(18,192)	(21,195)	(925)	(17,558)
Net transfers between other subaccounts
or fixed rate option	46,181	2,331	85,026	13,843	89,182
Miscellaneous transactions	—	—	—	—	—
Other charges	(1,799)	(370)	(1,359)	(2,434)	(2,019)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	38,943	(16,231)	62,472	10,484	69,605

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,941	(11,984)	87,821	58,399	115,878

NET ASSETS
Beginning of period	154,240	34,964	71,585	172,322	123,798
End of period	$228,181	$22,980	$159,406	$230,721	$239,676

Beginning units	9,396	3,272	4,763	8,822	9,317
Units issued	3,026	263	5,898	1,217	7,474
Units redeemed	(898)	(1,633)	(1,899)	(716)	(2,664)
Ending units	11,524	1,902	8,762	9,323	14,127
The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(149,756)	$(404,587)	$(120,939)	$1,069	$(8,749)
Capital gains distributions received	—	—	—	18,623	63,037
Net realized gain (loss) on shares redeemed	54,677	2,469,095	316,364	(419)	2,280
Net change in unrealized appreciation (depreciation) on investments	151,479	5,694,144	(58,875)	(13,590)	88,338
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	56,400	7,758,652	136,550	5,683	144,906

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,929,289	—	—	—
Annuity payments	—	(4,037)	—	—	—
Surrenders, withdrawals and death benefits	(1,982,237)	(2,213,060)	(506,543)	—	—
Net transfers between other subaccounts
or fixed rate option	11,311,563	856,445	(1,489,319)	4,912	(803)
Miscellaneous transactions	9	(2,897)	17	—	—
Other charges	(206)	(237,041)	(2,215)	(25)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,329,129	328,699	(1,998,060)	4,887	(803)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,385,529	8,087,351	(1,861,510)	10,570	144,103

NET ASSETS
Beginning of period	1,489,733	24,467,381	5,937,846	39,363	413,598
End of period	$10,875,262	$32,554,732	$4,076,336	$49,933	$557,701

Beginning units	128,055	1,076,927	496,283	2,550	104,602
Units issued	1,025,531	353,476	247,580	301	45
Units redeemed	(237,854)	(296,912)	(421,498)	(2)	(201)
Ending units	915,732	1,133,491	322,365	2,849	104,446
The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(94,599)	$(417,499)	$(2,350,657)	$(1,760)	$(378,170)
Capital gains distributions received	—	—	—	17,030	—
Net realized gain (loss) on shares redeemed	171,306	999,300	4,637,407	783	797,587
Net change in unrealized appreciation (depreciation) on investments	70,519	10,374,777	19,465,290	21,543	2,141,894
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	147,226	10,956,578	21,752,040	37,596	2,561,311

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	7,796,712	6,165,526	—	3,262,636
Annuity payments	—	—	(25,333)	—	(112,506)
Surrenders, withdrawals and death benefits	(75,192)	(3,135,950)	(11,772,651)	—	(3,597,466)
Net transfers between other subaccounts
or fixed rate option	(1,564,379)	(2,274,088)	7,676,998	(565)	5,484,901
Miscellaneous transactions	—	1,818	3,469	—	(1,543)
Other charges	(1,296)	(307,855)	(1,696,029)	(11)	(254,238)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,640,867)	2,080,637	351,980	(576)	4,781,784

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,493,641)	13,037,215	22,104,020	37,020	7,343,095

NET ASSETS
Beginning of period	4,816,359	52,994,061	133,698,494	127,126	28,279,964
End of period	$3,322,718	$66,031,276	$155,802,514	$164,146	$35,623,059

Beginning units	429,009	3,831,913	11,402,260	6,496	2,550,988
Units issued	94,002	636,240	1,348,625	25	1,253,533
Units redeemed	(239,160)	(444,204)	(1,276,617)	(47)	(836,397)
Ending units	283,851	4,023,949	11,474,268	6,474	2,968,124
The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(15,162)	$(1,002,158)	$(6,736)	$(220,029)	$(42,277)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	60,215	1,835,910	8,232	794,692	152,806
Net change in unrealized appreciation (depreciation) on investments	(12,285)	11,206,354	116,063	3,550,872	19,400
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,768	12,040,106	117,559	4,125,535	129,929

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	9,571,922	230,418	1,345,903	—
Annuity payments	—	(29,365)	(1,099)	—	—
Surrenders, withdrawals and death benefits	(399,462)	(3,981,313)	(47,390)	(1,208,701)	(1,023,809)
Net transfers between other subaccounts
or fixed rate option	(179,152)	7,221,315	11,128	2,326,428	(2,136,279)
Miscellaneous transactions	20	4,850	(7)	35	(5)
Other charges	(371)	(777,994)	(4,280)	(132,785)	(360)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(578,965)	12,009,415	188,770	2,330,880	(3,160,453)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(546,197)	24,049,521	306,329	6,456,415	(3,030,524)

NET ASSETS
Beginning of period	1,089,668	51,311,221	728,451	14,199,039	4,128,575
End of period	$543,471	$75,360,742	$1,034,780	$20,655,454	$1,098,051

Beginning units	109,728	4,069,073	71,628	893,489	433,526
Units issued	331	1,519,417	26,419	443,846	32,386
Units redeemed	(56,476)	(627,169)	(8,935)	(304,039)	(358,537)
Ending units	53,583	4,961,321	89,112	1,033,296	107,375
The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(24,021)	$(218,228)	$(34,614,882)	$(18,167)	$(12,732)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,604)	1,096,145	1,690,250	65,858	39,535
Net change in unrealized appreciation (depreciation) on investments	454,005	2,813,652	294,984,344	329,720	296,361
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	427,380	3,691,569	262,059,712	377,411	323,164

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	442,075	871,965	515,016,217	286,641	457,716
Annuity payments	(2,170)	—	—	—	—
Surrenders, withdrawals and death benefits	(189,038)	(903,381)	(96,580,514)	(160,639)	(140,375)
Net transfers between other subaccounts
or fixed rate option	133,002	2,155,829	—	(104,319)	(27,073)
Miscellaneous transactions	(98)	253	(5,788)	1,779	414
Other charges	(12,096)	(121,435)	(231,230)	(7,269)	(6,408)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	371,675	2,003,231	418,198,685	16,193	284,274

TOTAL INCREASE (DECREASE) IN NET ASSETS	799,055	5,694,800	680,258,397	393,604	607,438

NET ASSETS
Beginning of period	2,366,208	11,691,077	1,436,313,558	1,755,485	1,196,829
End of period	$3,165,263	$17,385,877	$2,116,571,955	$2,149,089	$1,804,267

Beginning units	231,465	770,298	137,939,994	114,787	74,529
Units issued	72,144	380,480	37,935,530	31,730	33,798
Units redeemed	(39,457)	(256,884)	(1,332,492)	(28,880)	(12,672)
Ending units	264,152	893,894	174,543,032	117,637	95,655
The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(30,039)	$(2,965,540)	$(28,081)	$(58,523)	$(86,183)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	142,747	765,078	95,240	170,501	155,193
Net change in unrealized appreciation (depreciation) on investments	(8,800)	40,547,081	742,599	1,584,097	1,798,522
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	103,908	38,346,619	809,758	1,696,075	1,867,532

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	51,593,297	829,516	869,764	1,968,147
Annuity payments	—	(12,809)	—	—	—
Surrenders, withdrawals and death benefits	(427,766)	(3,929,340)	(237,157)	(446,788)	(886,334)
Net transfers between other subaccounts
or fixed rate option	(1,425,988)	32,763,241	(369,414)	1,496,194	60,629
Miscellaneous transactions	(4)	(9,299)	1,123	188	785
Other charges	(313)	(2,575,195)	(26,281)	(54,378)	(81,298)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,854,071)	77,829,895	197,787	1,864,980	1,061,929

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,750,163)	116,176,514	1,007,545	3,561,055	2,929,461

NET ASSETS
Beginning of period	2,469,134	128,786,261	4,088,516	6,667,991	12,900,004
End of period	$718,971	$244,962,775	$5,096,061	$10,229,046	$15,829,465

Beginning units	227,318	10,900,423	369,233	562,717	1,077,038
Units issued	39,720	6,317,606	77,155	221,571	181,350
Units redeemed	(205,132)	(357,496)	(56,839)	(69,638)	(87,914)
Ending units	61,906	16,860,533	389,549	714,650	1,170,474
The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(15,878)	$(21,900)	$(39,840)	$(2,712)	$(11,353)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,290	38,644	76,204	(2,163)	40,750
Net change in unrealized appreciation (depreciation) on investments	150,646	766,505	445,001	(13,326)	426,833
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	149,058	783,249	481,365	(18,201)	456,230

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	132,276	353,790	646,139	17,924	245,274
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(203,075)	(108,150)	(612,361)	(18,325)	(67,549)
Net transfers between other subaccounts
or fixed rate option	(147,836)	(40,545)	(1,277)	(12,449)	(161,013)
Miscellaneous transactions	55	—	215	—	9
Other charges	(15,986)	(21,097)	(38,340)	(2,555)	(10,224)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(234,566)	183,998	(5,624)	(15,405)	6,497

TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,508)	967,247	475,741	(33,606)	462,727

NET ASSETS
Beginning of period	2,844,635	3,053,896	5,965,925	486,064	1,644,977
End of period	$2,759,127	$4,021,143	$6,441,666	$452,458	$2,107,704

Beginning units	297,180	268,817	580,670	50,898	153,369
Units issued	24,890	34,008	98,149	3,353	20,173
Units redeemed	(48,758)	(17,736)	(97,960)	(5,105)	(18,449)
Ending units	273,312	285,089	580,859	49,146	155,093

The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(8,832)	$(710,403)	$(258,282)	$(10,864)	$(4,058)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,412	406,013	899,710	23,233	2,285
Net change in unrealized appreciation (depreciation) on investments	66,850	7,237,832	400,353	103,027	49,739
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	61,430	6,933,442	1,041,781	115,396	47,966

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	697,246	6,372,169	—	236,554	126,600
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(79,490)	(1,184,138)	(1,773,411)	(110,326)	(25,807)
Net transfers between other subaccounts
or fixed rate option	141,850	6,462,473	(6,240,807)	(63,702)	162,365
Miscellaneous transactions	10	(171)	371	10	7
Other charges	(8,029)	(630,405)	(2,485)	(10,417)	(3,584)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	751,587	11,019,928	(8,016,332)	52,119	259,581

TOTAL INCREASE (DECREASE) IN NET ASSETS	813,017	17,953,370	(6,974,551)	167,515	307,547

NET ASSETS
Beginning of period	1,085,236	35,438,213	17,163,806	1,820,521	506,286
End of period	$1,898,253	$53,391,583	$10,189,255	$1,988,036	$813,833

Beginning units	114,622	3,257,536	1,787,719	170,573	48,784
Units issued	95,451	1,281,459	581,637	34,742	26,546
Units redeemed	(18,952)	(327,965)	(1,391,809)	(29,009)	(2,982)
Ending units	191,121	4,211,030	977,547	176,306	72,348
The accompanying notes are an integral part of these financial statements.
A87

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,782)	$(12,919)	$(6,055)	$(12,481)	$31,341
Capital gains distributions received	—	—	—	—	210,071
Net realized gain (loss) on shares redeemed	10,411	18,408	4,046	4,766	27,099
Net change in unrealized appreciation (depreciation) on investments	38,630	288,364	152,164	99,489	606,493
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,259	293,853	150,155	91,774	875,004

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	238,941	286,308	160,761	378,837	574,043
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(32,296)	(91,069)	(46,933)	(133,278)	(236,792)
Net transfers between other subaccounts
or fixed rate option	(81,998)	17,122	(58,285)	(42,961)	(1,127,440)
Miscellaneous transactions	—	—	13	121	200
Other charges	(4,250)	(12,315)	(5,905)	(11,889)	(32,776)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	120,397	200,046	49,651	190,830	(822,765)

TOTAL INCREASE (DECREASE) IN NET ASSETS	164,656	493,899	199,806	282,604	52,239

NET ASSETS
Beginning of period	696,752	1,804,324	885,649	1,932,941	5,279,973
End of period	$861,408	$2,298,223	$1,085,455	$2,215,545	$5,332,212

Beginning units	64,799	175,320	89,509	203,173	494,628
Units issued	23,106	37,065	26,985	46,426	51,148
Units redeemed	(12,041)	(17,791)	(22,159)	(27,138)	(118,530)
Ending units	75,864	194,594	94,335	222,461	427,246
The accompanying notes are an integral part of these financial statements.
A88

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$57,684	$(176,149)	$2,888	$(39,522)	$(44,003)
Capital gains distributions received	6,081	—	—	—	—
Net realized gain (loss) on shares redeemed	12,372	635,981	7,283	355,477	26,334
Net change in unrealized appreciation (depreciation) on investments	215,216	394,082	73,739	(83,533)	91,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	291,353	853,914	83,910	232,422	73,982

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	265,555	—	49,903	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(152,765)	(931,201)	(38,629)	(211,917)	(268,320)
Net transfers between other subaccounts
or fixed rate option	(67,278)	(7,237,289)	11,883	(3,886,206)	4,046,505
Miscellaneous transactions	(25)	(191)	—	27,361	—
Other charges	(14,060)	(3,099)	(703)	(468)	(302)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	31,427	(8,171,780)	22,454	(4,071,230)	3,777,883

TOTAL INCREASE (DECREASE) IN NET ASSETS	322,780	(7,317,866)	106,364	(3,838,808)	3,851,865

NET ASSETS
Beginning of period	2,159,456	12,857,120	378,177	4,900,737	149,942
End of period	$2,482,236	$5,539,254	$484,541	$1,061,929	$4,001,807

Beginning units	195,355	1,345,255	34,561	509,661	15,549
Units issued	28,665	280,988	5,576	347,094	413,422
Units redeemed	(25,372)	(1,094,335)	(3,405)	(756,017)	(52,187)
Ending units	198,648	531,908	36,732	100,738	376,784

The accompanying notes are an integral part of these financial statements.
A89

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(731,228)	$(18,767)	$(164,217)	$(105,319)	$(4)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	56,778	(7,590)	18,572	3,739	—
Net change in unrealized appreciation (depreciation) on investments	9,425,619	(13,939)	1,987,397	1,113,677	58
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,751,169	(40,296)	1,841,752	1,012,097	54

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,213,182	—	24,903,441	17,179,100	8,522
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(643,807)	(179,466)	(24,312)	(47,151)	—
Net transfers between other subaccounts
or fixed rate option	3,012,611	2,144,996	842,826	268,466	—
Miscellaneous transactions	7,102	17,211	582	234	—
Other charges	(580,327)	—	(101,769)	(58,270)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	42,008,761	1,982,741	25,620,768	17,342,379	8,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,759,930	1,942,445	27,462,520	18,354,476	8,576

NET ASSETS
Beginning of period	23,479,499	—	—	—	—
End of period	$74,239,429	$1,942,445	$27,462,520	$18,354,476	$8,576

Beginning units	2,482,095	—	—	—	—
Units issued	4,168,166	674,795	2,318,854	1,571,372	833
Units redeemed	(141,634)	(501,546)	(64,445)	(10,327)	—
Ending units	6,508,627	173,249	2,254,409	1,561,045	833

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A90

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
DECEMBER 31, 2020

Note 1:    General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Select	Strategic Partners Advisor
Prudential Defined Income Annuity	Strategic Partners FlexElite
Prudential MyRock Advisor New York Variable Annuity	Strategic Partners FlexElite 2
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Plus 3
Prudential Premier Retirement Variable Annuity	Strategic Partners Select
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One
Prudential Premier Variable Annuity B, L, X Series	Strategic Partners Variable Annuity One 3
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
Prudential Diversified Bond Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Equity Portfolio (Class I)	AST T. Rowe Price Large-Cap Value Portfolio
Prudential Value Portfolio (Class I)	AST High Yield Portfolio
Prudential High Yield Bond Portfolio	AST Small-Cap Growth Opportunities Portfolio
Prudential Stock Index Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
Prudential Global Portfolio	AST Small-Cap Value Portfolio
Prudential Jennison Portfolio (Class I)	AST Mid-Cap Growth Portfolio
Prudential Small Capitalization Stock Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
T. Rowe Price International Stock Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income Class)	AST MFS Growth Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST BlackRock Low Duration Bond Portfolio
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	AST QMA US Equity Alpha Portfolio
MFS® Research Series (Initial Class)	AST T. Rowe Price Natural Resources Portfolio
MFS® Growth Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio
American Century VP Value Fund (Class I)	AST MFS Global Equity Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST J.P. Morgan International Equity Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Templeton Global Bond Portfolio*
Davis Value Portfolio	AST Wellington Management Hedged Equity Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST Capital Growth Asset Allocation Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST Academic Strategies Asset Allocation Portfolio
Janus Henderson VIT Research Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST Preservation Asset Allocation Portfolio
Prudential SP International Growth Portfolio (Class I)	AST Fidelity Institutional AM℠ Quantitative Portfolio

A91

Note 1:    General (Continued)

AST Prudential Growth Allocation Portfolio	AST PIMCO Dynamic Bond Portfolio*
AST Advanced Strategies Portfolio	AST Legg Mason Diversified Growth Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Bond Portfolio 2026
AST Government Money Market Portfolio	AST AB Global Bond Portfolio*
AST Small-Cap Growth Portfolio	AST Goldman Sachs Global Income Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio	AST Global Bond Portfolio
AST International Value Portfolio	(formerly AST Wellington Management Global Bond Portfolio)
AST International Growth Portfolio	AST Neuberger Berman Long/Short Portfolio*
AST Investment Grade Bond Portfolio	AST QMA International Core Equity Portfolio
AST Western Asset Core Plus Bond Portfolio	AST Managed Alternatives Portfolio*
AST Cohen & Steers Global Realty Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
AST Emerging Markets Equity Portfolio	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
(formerly AST Parametric Emerging Markets Equity Portfolio)	AST Bond Portfolio 2027
AST Goldman Sachs Small-Cap Value Portfolio	NVIT Emerging Markets Fund (Class D)
AST AllianzGI World Trends Portfolio	AST Bond Portfolio 2028****
AST J.P. Morgan Global Thematic Portfolio	AST Bond Portfolio 2029****
AST Goldman Sachs Multi-Asset Portfolio	AST American Funds Growth Allocation Portfolio
ProFund VP Consumer Services	AST Bond Portfolio 2030
ProFund VP Consumer Goods	AST BlackRock 80/20 Target Allocation ETF Portfolio
ProFund VP Financials	AST BlackRock 60/40 Target Allocation ETF Portfolio
ProFund VP Health Care	AST Dimensional Global Core Allocation Portfolio
ProFund VP Industrials	AST Bond Portfolio 2031
ProFund VP Mid-Cap Growth	MFS® International Growth Portfolio (Service Shares)
ProFund VP Mid-Cap Value	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)
ProFund VP Real Estate	MFS® Technology Portfolio (Service Shares)
ProFund VP Small-Cap Growth	MFS® Mid Cap Growth Series (Service Shares)
ProFund VP Small-Cap Value	MFS® New Discovery Series (Service Shares)
ProFund VP Telecommunications	MFS® Research Series (Service Shares)
ProFund VP Utilities	MFS® Total Return Bond Series (Service Shares)
ProFund VP Large-Cap Growth	MFS® Total Return Series (Service Shares)
ProFund VP Large-Cap Value	MFS® Utilities Series (Service Shares)
AST Bond Portfolio 2020***	American Funds IS Asset Allocation Fund (Class 4)
AST Jennison Large-Cap Growth Portfolio	American Funds IS Blue Chip
AST Bond Portfolio 2021	Income and Growth Fund (Class 4)
Wells Fargo VT International Equity Fund (Class 1)	American Funds IS Bond Fund (Class 4)
Wells Fargo VT Omega Growth Fund (Class 1)	American Funds IS Global Growth and Income Fund (Class 4)
AST Bond Portfolio 2022	American Funds IS Global Small Capitalization Fund (Class 4)
AST Quantitative Modeling Portfolio	American Funds IS Growth Fund (Class 4)
AST BlackRock Global Strategies Portfolio	American Funds IS Growth-Income Fund (Class 4)
Wells Fargo VT Opportunity Fund (Class 1)	American Funds IS International Fund (Class 4)
AST Prudential Core Bond Portfolio	American Funds IS New World Fund® (Class 4)
AST Bond Portfolio 2023	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
AST MFS Growth Allocation Portfolio	BlackRock Advantage Large Cap Value V.I. Fund (Class III)
AST Western Asset Emerging Markets Debt Portfolio	BlackRock Capital Appreciation V.I. Fund (Class III)
AST MFS Large-Cap Value Portfolio	BlackRock Equity Dividend V.I. Fund (Class III)
AST Bond Portfolio 2024	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
AST AQR Emerging Markets Equity Portfolio*	Fidelity® VIP Balanced Portfolio (Service Class 2)
AST ClearBridge Dividend Growth Portfolio	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
AST Multi-Sector Fixed Income Portfolio	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)
AST AQR Large-Cap Portfolio*	Fidelity® VIP Health Care Portfolio (Service Class 2)
AST Large-Cap Core Portfolio	BlackRock Basic Value V.I. Fund (Class III)
(formerly AST QMA Large-Cap Portfolio)	American Funds IS Asset Allocation Fund (Class 1)**
AST Bond Portfolio 2025	American Funds IS Blue Chip Income and Growth Fund (Class 1)**
AST T. Rowe Price Growth Opportunities Portfolio	American Funds IS Bond Fund (Class 1)**
AST Goldman Sachs Global Growth Allocation Portfolio*	American Funds IS Growth Fund (Class 1)**
AST T. Rowe Price Diversified Real Growth Portfolio	American Funds IS Growth-Income Fund (Class 1)**
AST Prudential Flexible Multi-Strategy Portfolio	American Funds IS Ultra-Short Bond Fund (Class 1)**
AST Franklin Templeton K2 Global Absolute Return Portfolio*	American Funds IS U.S. Government/
AST Managed Equity Portfolio*	AAA-Rated Securities Fund (Class 1)**
AST Managed Fixed Income Portfolio*	AST Western Asset Corporate Bond Portfolio**
AST FQ Absolute Return Currency Portfolio*	AST T. Rowe Price Corporate Bond Portfolio**
AST Jennison Global Infrastructure Portfolio*	AST PIMCO Corporate Bond Portfolio**
A92

Note 1:    General (Continued)

AST Prudential Corporate Bond Portfolio**	ClearBridge Variable Mid Cap Portfolio (Class I)**
AST BlackRock Corporate Bond Portfolio**	ClearBridge Variable Small Cap Growth Portfolio (Class I)**
BlackRock Advantage Large Cap Core V.I. Fund (Class I)**	QS Variable Conservative Growth (Class I)**
BlackRock Basic Value V.I. Fund (Class I)**	QS Variable Growth (Class I)**
BlackRock Capital Appreciation V.I. Fund (Class I)**	QS Variable Moderate Growth (Class I)**
BlackRock Equity Dividend V.I. Fund (Class I)**	Western Asset Core Plus VIT Portfolio (Class I)**
BlackRock Global Allocation V.I. Fund (Class I)**	Western Asset Variable Global High Yield Bond Portfolio (Class I)**
BlackRock Large Cap Focus Growth V.I. Fund (Class I)**	MFS® Utilities Series (Initial Class)**
Prudential Conservative Balanced Portfolio**	MFS® Investors Trust Series (Initial Class)**
DFA VA Global Bond Portfolio**	MFS® New Discovery Series (Initial Class)**
DFA VA Global Moderate Allocation Portfolio**	MFS® Total Return Series (Initial Class)**
DFA VA International Small Portfolio**	MFS® Mid Cap Growth Series (Initial Class)**
DFA VA International Value Portfolio**	MFS® International Intrinsic Value Portfolio (Initial Class)**
DFA VA Short-Term Fixed Portfolio**	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)**
DFA VA U.S. Large Value Portfolio**	MFS® Technology Portfolio (Initial Class)**
DFA VA U.S. Targeted Value Portfolio**	MFS® Investors Trust Series (Service Shares)**
Fidelity® VIP Balanced Portfolio (Initial Class)**	MFS® Total Return Bond Series (Initial Class)**
Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)**	MFS® Value Series (Initial Class)**
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)**	Prudential Natural Resources Portfolio (Class I)**
Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)**	Vanguard Equity Index Portfolio**
Fidelity® VIP Emerging Markets Portfolio (Initial Class)**	Vanguard Global Bond Index**
Fidelity® VIP Financial Services Portfolio (Initial Class)**	Vanguard Mid-Cap Index Portfolio**
Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)**	Vanguard Real Estate Index Portfolio**
Fidelity® VIP Growth Opportunities Portfolio (Initial Class)**	Vanguard Total Bond Market Index Portfolio**
Fidelity® VIP Growth Portfolio (Initial Class)**	Vanguard Total International Stock Index Portfolio**
Fidelity® VIP Health Care Portfolio (Initial Class)**	Vanguard Total Stock Market Index Portfolio**
Fidelity® VIP High Income Portfolio (Initial Class)**	Vanguard Balanced Portfolio**
Fidelity® VIP Industrials Portfolio (Initial Class)**	Vanguard Capital Growth Portfolio**
Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)**	Vanguard Conservative Allocation Portfolio**
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)**	Vanguard Diversified Value Portfolio**
Fidelity® VIP Mid Cap Portfolio (Initial Class)**	Vanguard Equity Income Portfolio**
Fidelity® VIP Strategic Income Portfolio (Initial Class)**	Vanguard Growth Portfolio**
Fidelity® VIP Technology Portfolio (Initial Class)**	Vanguard High Yield Bond Portfolio**
Fidelity® VIP Utilities Portfolio (Initial Class)**	Vanguard International Portfolio**
Prudential Flexible Managed Portfolio**	Vanguard Moderate Allocation Portfolio**
Prudential Government Income Portfolio**	Vanguard Short-Term Investment Grade Portfolio**
ClearBridge Variable Aggressive Growth Portfolio (Class I)**	Wells Fargo VT Small Cap Growth Fund (Class 1)**
ClearBridge Variable Appreciation Portfolio (Class I)**
ClearBridge Variable Dividend Strategy Portfolio (Class I)**
ClearBridge Variable Large Cap Growth Portfolio (Class I)**

*    Subaccount was no longer available for investment as of December 31, 2020.
**    Subaccount was available for investment but had no assets as of December 31, 2020, and had no activity during 2020.
***    Subaccount liquidated during the period ended December 31, 2020.
****    Subaccount was available for investment but had no assets as of December 31, 2020.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2020 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.
A93

Note 1:    General (Continued)

Merger Date	Removed Portfolio	Surviving Portfolio
April 24, 2020	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 24, 2020	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
April 24, 2020	AST Managed Equity Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Fixed Income Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Alternatives Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
August 14, 2020	AST AQR Emerging Markets Equity Portfolio	AST Emerging Markets Equity Portfolio
August 14, 2020	AST FQ Absolute Return Currency Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Neuberger Berman Long/Short Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Jennison Global Infrastructure Portfolio	AST Government Money Market Portfolio
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST PIMCO Dynamic Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST AB Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

A94

Note 2:    Significant Accounting Policies (Continued)

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio (Class I)	$2,312,457	$2,481,084
Prudential Diversified Bond Portfolio	235,150	1,807,696
Prudential Equity Portfolio (Class I)	36,012	2,941,616
Prudential Value Portfolio (Class I)	346,697	2,905,216
Prudential High Yield Bond Portfolio	245,806	1,993,198
Prudential Stock Index Portfolio	13,342,476	9,322,528
Prudential Global Portfolio	28,220	663,467
Prudential Jennison Portfolio (Class I)	189,650	6,732,202
Prudential Small Capitalization Stock Portfolio	2,444,981	2,057,631
T. Rowe Price International Stock Portfolio	63,789	372,342
T. Rowe Price Equity Income Portfolio (Equity Income Class)	89,925	811,140
Invesco V.I. Core Equity Fund (Series I)	102,882	1,280,250
A95

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
Janus Henderson VIT Research Portfolio (Institutional Shares)	$21,611	$1,450,491
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	56,313	651,849
MFS® Research Series (Initial Class)	3,010	243,603
MFS® Growth Series (Initial Class)	211,904	1,555,222
American Century VP Value Fund (Class I)	44,658	293,004
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	58,021	567,725
Prudential Jennison 20/20 Focus Portfolio (Class I)	10,236	404,856
Davis Value Portfolio	13,885	188,037
AB VPS Large Cap Growth Portfolio (Class B)	84,015	131,505
Prudential SP Small Cap Value Portfolio (Class I)	301,183	1,035,942
Janus Henderson VIT Research Portfolio (Service Shares)	2,172	100,948
SP Prudential U.S. Emerging Growth Portfolio (Class I)	69,139	1,518,982
Prudential SP International Growth Portfolio (Class I)	6,070	508,880
AST Cohen & Steers Realty Portfolio	14,861,334	15,988,078
AST J.P. Morgan Strategic Opportunities Portfolio	73,637,495	88,645,292
AST T. Rowe Price Large-Cap Value Portfolio	42,998,571	40,099,141
AST High Yield Portfolio	13,084,376	13,154,296
AST Small-Cap Growth Opportunities Portfolio	11,475,036	13,847,590
AST WEDGE Capital Mid-Cap Value Portfolio	6,267,393	5,816,881
AST Small-Cap Value Portfolio	9,522,194	10,385,115
AST Mid-Cap Growth Portfolio	28,420,368	38,690,588
AST Hotchkis & Wiley Large-Cap Value Portfolio	19,518,934	19,402,071
AST Loomis Sayles Large-Cap Growth Portfolio	24,058,896	35,812,243
AST MFS Growth Portfolio	12,990,296	15,303,457
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	20,413,299	19,678,664
AST BlackRock Low Duration Bond Portfolio	16,379,452	13,931,161
AST QMA US Equity Alpha Portfolio	14,258,376	16,257,445
AST T. Rowe Price Natural Resources Portfolio	19,923,517	18,243,152
AST T. Rowe Price Asset Allocation Portfolio	427,703,372	525,844,197
AST MFS Global Equity Portfolio	17,063,026	19,012,216
AST J.P. Morgan International Equity Portfolio	18,038,065	18,201,862
AST Templeton Global Bond Portfolio	8,950,110	24,097,722
AST Wellington Management Hedged Equity Portfolio	78,630,982	84,866,097
AST Capital Growth Asset Allocation Portfolio	327,197,385	365,518,382
AST Academic Strategies Asset Allocation Portfolio	160,883,531	179,553,346
AST Balanced Asset Allocation Portfolio	232,199,085	288,781,466
AST Preservation Asset Allocation Portfolio	164,783,086	192,181,882
AST Fidelity Institutional AM℠ Quantitative Portfolio	170,359,316	197,387,434
AST Prudential Growth Allocation Portfolio	637,966,217	722,957,463
AST Advanced Strategies Portfolio	251,316,606	306,528,372
AST T. Rowe Price Large-Cap Growth Portfolio	43,609,862	57,801,099
AST Government Money Market Portfolio	91,801,130	61,803,010
AST Small-Cap Growth Portfolio	12,127,438	16,851,331
AST BlackRock/Loomis Sayles Bond Portfolio	108,690,459	113,736,150
AST International Value Portfolio	7,073,117	6,994,972
AST International Growth Portfolio	12,970,286	15,203,542
A96

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Investment Grade Bond Portfolio	$3,301,120,503	$3,465,386,094
AST Western Asset Core Plus Bond Portfolio	70,930,867	71,413,269
AST Cohen & Steers Global Realty Portfolio	6,310,253	5,560,080
AST Emerging Markets Equity Portfolio	24,919,255	20,641,425
AST Goldman Sachs Small-Cap Value Portfolio	21,417,015	20,009,986
AST AllianzGI World Trends Portfolio	174,191,267	208,415,985
AST J.P. Morgan Global Thematic Portfolio	118,675,925	134,182,417
AST Goldman Sachs Multi-Asset Portfolio	126,125,831	139,669,433
ProFund VP Consumer Services	182,580	143,711
ProFund VP Consumer Goods	38,167	47,419
ProFund VP Financials	80,016	99,303
ProFund VP Health Care	104,191	97,646
ProFund VP Industrials	245,250	227,874
ProFund VP Mid-Cap Growth	66,214	98,438
ProFund VP Mid-Cap Value	173,561	238,190
ProFund VP Real Estate	41,922	21,269
ProFund VP Small-Cap Growth	33,939	82,143
ProFund VP Small-Cap Value	93,329	116,659
ProFund VP Telecommunications	8,366	6,621
ProFund VP Utilities	73,685	41,441
ProFund VP Large-Cap Growth	99,386	128,537
ProFund VP Large-Cap Value	96,715	106,818
AST Bond Portfolio 2020	3,679,775	14,699,081
AST Jennison Large-Cap Growth Portfolio	24,240,094	24,267,308
AST Bond Portfolio 2021	12,180,584	4,637,076
Wells Fargo VT International Equity Fund (Class 1)	2,487	31,415
Wells Fargo VT Omega Growth Fund (Class 1)	—	89,237
AST Bond Portfolio 2022	2,132,121	3,267,795
AST Quantitative Modeling Portfolio	13,763,417	7,398,570
AST BlackRock Global Strategies Portfolio	76,291,159	84,032,404
Wells Fargo VT Opportunity Fund (Class 1)	—	44,055
AST Prudential Core Bond Portfolio	22,999,356	16,224,076
AST Bond Portfolio 2023	61,783	102,103
AST MFS Growth Allocation Portfolio	52,627,825	49,245,225
AST Western Asset Emerging Markets Debt Portfolio	348,221	118,872
AST MFS Large-Cap Value Portfolio	12,480,933	10,588,053
AST Bond Portfolio 2024	1,620,405	2,565,529
AST AQR Emerging Markets Equity Portfolio	306,009	3,432,318
AST ClearBridge Dividend Growth Portfolio	10,697,630	9,432,714
AST Multi-Sector Fixed Income Portfolio	118,091,191	67,013,461
AST AQR Large-Cap Portfolio	278,773	2,426,840
AST Large-Cap Core Portfolio	2,980,313	358,503
AST Bond Portfolio 2025	1,836,022	2,401,311
AST T. Rowe Price Growth Opportunities Portfolio	195,451,614	181,173,425
AST Goldman Sachs Global Growth Allocation Portfolio	138,173	4,653,506
AST T. Rowe Price Diversified Real Growth Portfolio	5,572,433	1,502,792
A97

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Prudential Flexible Multi-Strategy Portfolio	$7,215,340	$2,703,512
AST Franklin Templeton K2 Global Absolute Return Portfolio	170,947	2,714,595
AST Managed Equity Portfolio	34,091	3,222,178
AST Managed Fixed Income Portfolio	32,878	6,358,387
AST FQ Absolute Return Currency Portfolio	10,544	572,400
AST Jennison Global Infrastructure Portfolio	125,920	2,161,153
AST PIMCO Dynamic Bond Portfolio	1,497,839	3,444,020
AST Legg Mason Diversified Growth Portfolio	40,396,824	39,443,390
AST Bond Portfolio 2026	2,646,920	12,117,681
AST AB Global Bond Portfolio	449,276	2,506,809
AST Goldman Sachs Global Income Portfolio	709,459	1,587,867
AST Global Bond Portfolio	23,624,625	639,110
AST Neuberger Berman Long/Short Portfolio	217,737	2,584,394
AST QMA International Core Equity Portfolio	276,896	95,873
AST Managed Alternatives Portfolio	25,717	2,275,811
Blackrock Global Allocation V.I. Fund (Class III)	1,920,687	715,992
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	657,496	576,946
AST Bond Portfolio 2027	2,835,527	7,121,612
NVIT Emerging Markets Fund (Class D)	3,291	143,110
AST Bond Portfolio 2028	9,329	1,130,954
AST Bond Portfolio 2029	179,787	4,378,064
AST American Funds Growth Allocation Portfolio	56,258,769	48,408,347
AST Bond Portfolio 2030	31,245,763	25,289,278
AST BlackRock 80/20 Target Allocation ETF Portfolio	33,119,891	23,194,818
AST BlackRock 60/40 Target Allocation ETF Portfolio	15,944,750	9,282,713
AST Dimensional Global Core Allocation Portfolio	983,008	561,614
AST Bond Portfolio 2031	14,619,761	4,160,479
MFS® International Growth Portfolio (Service Shares)	272,858	70,747
MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	50,712	73
MFS® Technology Portfolio (Service Shares)	1,543,889	159,713
MFS® Mid Cap Growth Series (Service Shares)	471,995	91,090
MFS® New Discovery Series (Service Shares)	170,947	1,132
MFS® Research Series (Service Shares)	115,275	1,126
MFS® Total Return Bond Series (Service Shares)	2,664,752	883,376
MFS® Total Return Series (Service Shares)	588,880	112,495
MFS® Utilities Series (Service Shares)	649,632	5,649
American Funds IS Asset Allocation Fund (Class 4)	858,504	29,724
American Funds IS Blue Chip Income and Growth Fund (Class 4)	227,492	1,690
American Funds IS Bond Fund (Class 4)	244,908	642
American Funds IS Global Growth and Income Fund (Class 4)	77,601	33,923
American Funds IS Global Small Capitalization Fund (Class 4)	38,339	23
American Funds IS Growth Fund (Class 4)	1,736,819	15,562
American Funds IS Growth-Income Fund (Class 4)	399,755	67,450
American Funds IS International Fund (Class 4)	30,350	78
American Funds IS New World Fund® (Class 4)	281,307	52,012
BlackRock Advantage Large Cap Core V.I. Fund (Class III)	180,016	147
BlackRock Advantage Large Cap Value V.I. Fund (Class III)	31,760	70
BlackRock Capital Appreciation V.I. Fund (Class III)	136,658	268
A98

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
BlackRock Equity Dividend V.I. Fund (Class III)	$226,596	$68,458
BlackRock Large Cap Focus Growth V.I. Fund (Class III)	198,127	260
Fidelity® VIP Balanced Portfolio (Service Class 2)	1,519,891	54,441
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	2,164,115	58,532
Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	1,294,221	31,688
Fidelity® VIP Health Care Portfolio (Service Class 2)	1,601,951	5,662
BlackRock Basic Value V.I. Fund (Class III)	50,840	49

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the
A99

Note 6:    Related Party Transactions (Continued)
benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life of New Jersey and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life of New Jersey.
A100

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio (Class I)
December 31, 2020	4,551	$0.91	to	$9.77	$5,391	0.30%	1.00%	to	1.75%	-1.38%	to	-0.70%
December 31, 2019	4,620	$0.92	to	$9.84	$5,543	1.91%	1.00%	to	1.75%	0.17%	to	0.91%
December 31, 2018	5,292	$0.92	to	$9.75	$6,213	1.51%	1.00%	to	1.75%	-0.24%	to	0.52%
December 31, 2017	6,350	$0.92	to	$9.70	$7,457	0.55%	1.00%	to	1.75%	-1.19%	to	-0.44%
December 31, 2016	7,027	$0.93	to	$9.74	$8,291	0.09%	1.00%	to	1.75%	-1.58%	to	-0.90%

	Prudential Diversified Bond Portfolio
December 31, 2020	3,863	$2.72	to	$3.16	$12,186	0.00%	1.35%	to	1.40%	6.95%	to	7.01%
December 31, 2019	4,326	$2.40	to	$2.95	$12,762	0.00%	1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	4,972	$2.20	to	$2.70	$13,399	0.00%	1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	5,697	$2.24	to	$2.74	$15,603	0.00%	1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	6,274	$2.12	to	$2.60	$16,285	0.00%	1.35%	to	1.65%	3.88%	to	4.19%

	Prudential Equity Portfolio (Class I)
December 31, 2020	3,290	$3.65	to	$5.98	$18,760	0.00%	1.35%	to	1.80%	26.72%	to	27.28%
December 31, 2019	3,905	$2.70	to	$4.70	$17,364	0.00%	1.35%	to	1.80%	26.60%	to	27.17%
December 31, 2018	4,371	$2.13	to	$3.70	$15,238	0.00%	1.35%	to	1.80%	-6.55%	to	-6.13%
December 31, 2017	5,154	$2.28	to	$3.94	$19,207	0.00%	1.35%	to	1.80%	23.56%	to	24.11%
December 31, 2016	5,867	$1.84	to	$3.18	$17,601	0.00%	1.35%	to	1.80%	1.95%	to	2.39%

	Prudential Value Portfolio (Class I)
December 31, 2020	4,160	$2.58	to	$5.24	$16,791	0.00%	1.35%	to	1.80%	1.75%	to	2.20%
December 31, 2019	4,886	$2.54	to	$5.13	$19,106	0.00%	1.35%	to	1.80%	23.83%	to	24.38%
December 31, 2018	5,461	$2.05	to	$4.13	$17,214	0.00%	1.35%	to	1.80%	-11.48%	to	-11.09%
December 31, 2017	6,702	$2.32	to	$4.64	$24,414	0.00%	1.35%	to	1.80%	14.92%	to	15.43%
December 31, 2016	7,755	$2.02	to	$4.03	$24,239	0.00%	1.35%	to	1.80%	9.43%	to	9.92%

	Prudential High Yield Bond Portfolio
December 31, 2020	1,983	$3.03	to	$20.21	$10,712	0.00%	1.35%	to	1.80%	5.21%	to	5.68%
December 31, 2019	2,267	$2.70	to	$19.13	$11,776	0.00%	1.35%	to	1.80%	14.27%	to	14.78%
December 31, 2018	2,557	$2.36	to	$16.68	$11,646	2.95%	1.35%	to	1.80%	-3.02%	to	-2.58%
December 31, 2017	3,035	$2.43	to	$17.13	$14,230	6.09%	1.35%	to	1.80%	5.90%	to	6.39%
December 31, 2016	3,347	$2.29	to	$16.11	$14,952	6.43%	1.35%	to	1.80%	14.19%	to	14.69%

	Prudential Stock Index Portfolio
December 31, 2020	5,581	$2.66	to	$14.49	$42,621	0.00%	0.35%	to	1.95%	15.78%	to	17.66%
December 31, 2019	5,676	$2.29	to	$12.34	$32,340	0.00%	0.48%	to	1.95%	8.05%	to	30.35%
December 31, 2018	5,460	$1.77	to	$9.47	$20,531	0.00%	0.55%	to	1.95%	-6.26%	to	-4.55%
December 31, 2017	5,984	$1.89	to	$4.31	$22,041	1.59%	1.35%	to	1.75%	19.38%	to	19.85%
December 31, 2016	6,973	$1.58	to	$3.60	$21,657	1.84%	1.35%	to	1.75%	9.92%	to	10.34%

	Prudential Global Portfolio
December 31, 2020	1,056	$2.01	to	$4.41	$4,186	0.00%	1.40%	to	1.75%	13.84%	to	14.24%
December 31, 2019	1,263	$1.77	to	$3.86	$4,321	0.00%	1.40%	to	1.75%	28.15%	to	28.59%
December 31, 2018	1,456	$1.38	to	$3.00	$3,779	0.00%	1.40%	to	1.75%	-8.92%	to	-8.60%
December 31, 2017	1,895	$1.51	to	$3.28	$5,464	0.00%	1.40%	to	1.75%	22.70%	to	23.12%
December 31, 2016	2,057	$1.23	to	$2.67	$4,846	0.00%	1.35%	to	1.75%	2.65%	to	3.06%

	Prudential Jennison Portfolio (Class I)
December 31, 2020	3,508	$3.46	to	$10.11	$30,868	0.00%	1.35%	to	1.80%	53.44%	to	54.12%
December 31, 2019	4,496	$2.25	to	$6.56	$25,179	0.00%	1.35%	to	1.80%	30.99%	to	31.57%
December 31, 2018	5,052	$1.71	to	$4.99	$21,649	0.00%	1.35%	to	1.80%	-2.54%	to	-2.11%
December 31, 2017	6,090	$1.75	to	$5.10	$26,906	0.00%	1.35%	to	1.80%	34.29%	to	34.88%
December 31, 2016	7,092	$1.30	to	$3.78	$23,229	0.00%	1.35%	to	1.80%	-2.64%	to	-2.22%

	Prudential Small Capitalization Stock Portfolio
December 31, 2020	939	$5.78	to	$11.93	$8,500	0.00%	0.35%	to	1.90%	8.88%	to	10.60%
December 31, 2019	925	$5.28	to	$10.80	$7,261	0.00%	0.48%	to	1.90%	4.55%	to	21.75%
December 31, 2018	832	$4.37	to	$8.87	$5,004	0.00%	0.55%	to	1.90%	-11.25%	to	-9.95%
December 31, 2017	760	$4.85	to	$5.97	$4,531	0.00%	1.35%	to	1.40%	11.44%	to	11.50%
December 31, 2016	843	$4.35	to	$5.36	$4,487	0.00%	1.35%	to	1.40%	24.76%	to	24.82%
A101

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2020	613	$2.43	to	$2.43	$1,488	0.56%	1.40%	to	1.40%	12.87%	to	12.87%
December 31, 2019	748	$2.15	to	$2.15	$1,607	2.39%	1.40%	to	1.40%	26.00%	to	26.00%
December 31, 2018	822	$1.71	to	$1.71	$1,401	1.33%	1.40%	to	1.40%	-15.40%	to	-15.40%
December 31, 2017	921	$2.02	to	$2.02	$1,857	1.12%	1.40%	to	1.40%	26.12%	to	26.12%
December 31, 2016	996	$1.60	to	$1.60	$1,593	1.04%	1.40%	to	1.40%	0.72%	to	0.72%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2020	1,252	$3.01	to	$4.48	$5,604	2.32%	1.35%	to	1.40%	-0.22%	to	-0.17%
December 31, 2019	1,408	$3.01	to	$4.48	$6,314	2.32%	1.35%	to	1.40%	24.65%	to	24.71%
December 31, 2018	1,464	$2.41	to	$3.60	$5,269	1.98%	1.35%	to	1.40%	-10.76%	to	-10.71%
December 31, 2017	1,672	$2.70	to	$4.03	$6,739	1.73%	1.35%	to	1.40%	14.42%	to	14.48%
December 31, 2016	1,844	$2.36	to	$3.52	$6,453	2.31%	1.35%	to	1.40%	17.53%	to	17.59%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2020	1,821	$2.02	to	$3.92	$7,129	1.32%	1.40%	to	1.65%	12.00%	to	12.28%
December 31, 2019	2,127	$1.80	to	$3.49	$7,417	0.94%	1.40%	to	1.65%	26.87%	to	27.18%
December 31, 2018	2,291	$1.42	to	$2.75	$6,284	0.88%	1.40%	to	1.65%	-10.88%	to	-10.66%
December 31, 2017	2,559	$1.59	to	$3.08	$7,854	1.03%	1.40%	to	1.65%	11.34%	to	11.62%
December 31, 2016	2,877	$1.43	to	$2.76	$7,913	0.75%	1.40%	to	1.65%	8.48%	to	8.75%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2020	1,022	$2.79	to	$5.57	$5,675	0.53%	1.35%	to	1.40%	31.12%	to	31.18%
December 31, 2019	1,322	$2.12	to	$4.25	$5,598	0.46%	1.35%	to	1.40%	33.65%	to	33.72%
December 31, 2018	1,399	$1.50	to	$3.18	$4,434	0.53%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	1,625	$1.57	to	$3.31	$5,355	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	1,822	$1.24	to	$2.62	$4,762	0.54%	1.35%	to	1.65%	-1.13%	to	-0.84%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2020	1,075	$2.35	to	$4.33	$4,608	1.34%	1.35%	to	1.65%	14.41%	to	14.75%
December 31, 2019	1,227	$2.05	to	$3.78	$4,591	1.90%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	1,335	$1.64	to	$3.02	$3,990	1.74%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	1,421	$1.96	to	$3.60	$5,067	1.65%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	1,645	$1.52	to	$2.78	$4,518	5.06%	1.35%	to	1.65%	-7.96%	to	-7.70%

	MFS® Research Series (Initial Class)
December 31, 2020	315	$4.91	to	$4.91	$1,548	0.72%	1.40%	to	1.40%	14.98%	to	14.98%
December 31, 2019	369	$4.27	to	$4.27	$1,576	0.78%	1.40%	to	1.40%	31.11%	to	31.11%
December 31, 2018	387	$3.26	to	$3.26	$1,262	0.69%	1.40%	to	1.40%	-5.70%	to	-5.70%
December 31, 2017	423	$3.46	to	$3.46	$1,462	1.34%	1.40%	to	1.40%	21.67%	to	21.67%
December 31, 2016	497	$2.84	to	$2.84	$1,412	0.77%	1.40%	to	1.40%	7.24%	to	7.24%

	MFS® Growth Series (Initial Class)
December 31, 2020	1,115	$3.86	to	$6.92	$7,717	0.00%	1.35%	to	1.40%	30.03%	to	30.10%
December 31, 2019	1,331	$2.97	to	$5.32	$7,084	0.00%	1.35%	to	1.40%	36.24%	to	36.31%
December 31, 2018	1,421	$2.06	to	$3.91	$5,550	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	1,744	$2.04	to	$3.86	$6,727	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	1,932	$1.58	to	$2.98	$5,752	0.04%	1.35%	to	1.65%	0.78%	to	1.08%

	American Century VP Value Fund (Class I)
December 31, 2020	368	$3.76	to	$4.38	$1,611	2.30%	1.35%	to	1.40%	-0.42%	to	-0.37%
December 31, 2019	430	$3.77	to	$4.40	$1,890	2.11%	1.35%	to	1.40%	25.28%	to	25.34%
December 31, 2018	478	$2.85	to	$3.51	$1,677	1.65%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	525	$3.19	to	$3.92	$2,055	1.63%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	639	$2.98	to	$3.65	$2,317	1.73%	1.35%	to	1.65%	18.53%	to	18.88%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2020	442	$3.46	to	$6.12	$2,679	0.00%	1.35%	to	1.65%	52.58%	to	53.03%
December 31, 2019	541	$2.27	to	$4.00	$2,145	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	610	$1.75	to	$3.09	$1,868	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	910	$1.88	to	$3.31	$2,990	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	976	$1.58	to	$2.76	$2,682	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
A102

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2020	737	$4.98	to	$5.08	$3,743	0.00%	1.35%	to	1.40%	29.12%	to	29.18%
December 31, 2019	821	$3.63	to	$3.94	$3,231	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	945	$2.87	to	$3.09	$2,921	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	1,058	$3.08	to	$3.32	$3,500	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	1,190	$2.40	to	$2.58	$3,064	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%

	Davis Value Portfolio
December 31, 2020	434	$2.58	to	$2.61	$1,121	0.69%	1.35%	to	1.40%	10.18%	to	10.23%
December 31, 2019	507	$2.34	to	$2.37	$1,189	1.40%	1.35%	to	1.40%	29.36%	to	29.42%
December 31, 2018	721	$1.81	to	$1.83	$1,307	0.76%	1.35%	to	1.40%	-14.80%	to	-14.76%
December 31, 2017	935	$2.13	to	$2.15	$1,990	0.74%	1.35%	to	1.40%	20.94%	to	21.00%
December 31, 2016	1,081	$1.76	to	$1.77	$1,902	1.23%	1.35%	to	1.40%	10.34%	to	10.39%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2020	202	$2.64	to	$2.64	$532	0.00%	1.40%	to	1.40%	33.28%	to	33.28%
December 31, 2019	224	$1.98	to	$1.98	$443	0.00%	1.40%	to	1.40%	32.51%	to	32.51%
December 31, 2018	254	$1.49	to	$1.49	$379	0.00%	1.40%	to	1.40%	0.90%	to	0.90%
December 31, 2017	563	$1.48	to	$1.48	$833	0.00%	1.40%	to	1.40%	29.86%	to	29.86%
December 31, 2016	683	$1.14	to	$1.14	$779	0.00%	1.40%	to	1.40%	0.95%	to	0.95%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2020	1,745	$2.81	to	$3.81	$6,263	0.00%	1.35%	to	1.80%	0.10%	to	0.54%
December 31, 2019	1,958	$2.81	to	$3.79	$7,009	0.00%	1.35%	to	1.80%	20.61%	to	21.15%
December 31, 2018	2,086	$2.33	to	$3.13	$6,185	0.00%	1.35%	to	1.80%	-15.33%	to	-14.95%
December 31, 2017	2,332	$2.75	to	$3.69	$8,142	0.00%	1.35%	to	1.80%	10.22%	to	10.70%
December 31, 2016	2,654	$2.50	to	$3.33	$8,385	0.00%	1.35%	to	1.80%	23.25%	to	23.79%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2020	157	$2.16	to	$4.87	$557	0.34%	1.40%	to	1.75%	30.30%	to	30.74%
December 31, 2019	194	$1.66	to	$3.73	$527	0.31%	1.40%	to	1.75%	32.90%	to	33.36%
December 31, 2018	202	$1.25	to	$2.79	$413	0.35%	1.40%	to	1.75%	-4.52%	to	-4.19%
December 31, 2017	227	$1.30	to	$2.92	$486	0.24%	1.40%	to	1.75%	25.37%	to	25.80%
December 31, 2016	251	$1.04	to	$2.32	$427	0.38%	1.40%	to	1.75%	-1.45%	to	-1.10%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2020	1,305	$3.77	to	$8.44	$8,185	0.00%	1.35%	to	1.80%	44.86%	to	45.51%
December 31, 2019	1,596	$2.60	to	$5.80	$6,881	0.00%	1.35%	to	1.80%	35.27%	to	35.88%
December 31, 2018	1,768	$1.92	to	$4.27	$5,686	0.00%	1.35%	to	1.80%	-9.48%	to	-9.08%
December 31, 2017	2,026	$2.12	to	$4.70	$7,242	0.00%	1.35%	to	1.80%	20.27%	to	20.81%
December 31, 2016	2,245	$1.76	to	$3.89	$6,710	0.00%	1.35%	to	1.80%	2.48%	to	2.93%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	632	$1.57	to	$3.92	$1,805	0.00%	1.35%	to	1.80%	29.78%	to	30.35%
December 31, 2019	826	$1.21	to	$3.01	$1,845	0.00%	1.35%	to	1.80%	30.04%	to	30.62%
December 31, 2018	965	$0.93	to	$2.30	$1,629	0.00%	1.35%	to	1.80%	-14.37%	to	-13.98%
December 31, 2017	1,093	$1.08	to	$2.68	$2,110	0.00%	1.35%	to	1.80%	33.42%	to	34.00%
December 31, 2016	1,283	$0.81	to	$2.00	$1,815	0.00%	1.35%	to	1.80%	-5.28%	to	-4.86%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	1,245	$9.87	to	$35.58	$27,821	0.00%	0.35%	to	2.45%	-5.22%	to	-3.18%
December 31, 2019	1,279	$10.22	to	$37.33	$30,263	0.00%	0.35%	to	2.85%	1.14%	to	30.49%
December 31, 2018	1,360	$10.86	to	$29.01	$25,132	0.00%	0.55%	to	2.85%	-7.48%	to	-5.28%
December 31, 2017	1,478	$11.50	to	$31.05	$29,303	0.00%	0.55%	to	2.85%	3.23%	to	5.66%
December 31, 2016	1,423	$10.92	to	$29.79	$27,148	0.00%	0.55%	to	2.85%	1.84%	to	4.24%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	10,391	$14.42	to	$19.31	$168,536	0.00%	0.55%	to	2.45%	8.62%	to	10.74%
December 31, 2019	11,394	$13.14	to	$17.59	$167,939	0.00%	0.55%	to	2.85%	11.34%	to	13.98%
December 31, 2018	11,259	$11.64	to	$15.56	$147,331	0.00%	0.55%	to	2.85%	-7.84%	to	-5.65%
December 31, 2017	12,622	$12.45	to	$16.63	$177,660	0.00%	0.55%	to	2.85%	8.95%	to	11.53%
December 31, 2016	13,084	$11.26	to	$15.04	$167,396	0.00%	0.55%	to	2.85%	0.89%	to	3.27%

A103

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	4,546	$10.75	to	$24.17	$81,724	0.00%	0.48%	to	2.45%	-0.41%	to	1.60%
December 31, 2019	4,342	$10.60	to	$24.14	$77,915	0.00%	0.48%	to	2.85%	6.16%	to	25.28%
December 31, 2018	962	$10.15	to	$19.53	$13,956	0.00%	0.55%	to	2.70%	-12.16%	to	-10.21%
December 31, 2017	853	$11.32	to	$22.06	$14,172	0.00%	0.55%	to	2.70%	13.41%	to	15.91%
December 31, 2016	817	$9.78	to	$19.29	$11,983	0.00%	0.55%	to	2.70%	3.27%	to	5.55%

	AST High Yield Portfolio
December 31, 2020	2,106	$10.44	to	$20.60	$33,441	0.00%	0.35%	to	2.45%	0.12%	to	2.28%
December 31, 2019	2,022	$10.24	to	$20.46	$32,616	0.00%	0.35%	to	2.85%	2.23%	to	14.66%
December 31, 2018	1,997	$11.29	to	$18.09	$28,532	0.00%	0.55%	to	2.85%	-4.79%	to	-2.53%
December 31, 2017	2,026	$11.59	to	$18.82	$29,968	0.00%	0.55%	to	2.85%	4.42%	to	6.88%
December 31, 2016	1,860	$10.86	to	$17.85	$26,105	0.00%	0.55%	to	2.85%	12.12%	to	14.76%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	722	$14.64	to	$49.23	$24,342	0.00%	0.48%	to	2.45%	31.88%	to	34.54%
December 31, 2019	822	$10.90	to	$37.13	$20,944	0.00%	0.48%	to	2.70%	8.73%	to	35.73%
December 31, 2018	772	$10.82	to	$27.73	$14,871	0.00%	0.55%	to	2.70%	-13.27%	to	-11.34%
December 31, 2017	865	$12.22	to	$31.72	$19,309	0.00%	0.55%	to	2.70%	24.25%	to	26.99%
December 31, 2016	865	$9.64	to	$25.32	$15,464	0.00%	0.55%	to	2.70%	4.80%	to	7.11%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2020	501	$9.56	to	$27.24	$9,774	0.00%	0.35%	to	2.45%	-8.12%	to	-6.14%
December 31, 2019	448	$10.22	to	$29.48	$9,383	0.00%	0.35%	to	2.70%	1.67%	to	18.49%
December 31, 2018	437	$10.58	to	$25.23	$7,800	0.00%	0.55%	to	2.70%	-18.79%	to	-16.99%
December 31, 2017	496	$12.78	to	$30.81	$10,792	0.00%	0.55%	to	2.70%	15.34%	to	17.88%
December 31, 2016	540	$10.88	to	$26.50	$10,080	0.00%	0.55%	to	2.70%	10.93%	to	13.37%

	AST Small-Cap Value Portfolio
December 31, 2020	677	$10.63	to	$28.72	$13,818	0.00%	0.48%	to	2.45%	-1.61%	to	0.38%
December 31, 2019	734	$10.61	to	$29.03	$15,038	0.00%	0.48%	to	2.85%	5.76%	to	21.31%
December 31, 2018	708	$11.20	to	$24.26	$12,086	0.00%	0.55%	to	2.85%	-19.45%	to	-17.53%
December 31, 2017	805	$13.62	to	$29.83	$16,837	0.00%	0.55%	to	2.85%	4.30%	to	6.76%
December 31, 2016	774	$12.80	to	$28.33	$15,415	0.00%	0.55%	to	2.85%	25.53%	to	28.49%

	AST Mid-Cap Growth Portfolio
December 31, 2020	2,255	$13.91	to	$45.77	$74,072	0.00%	0.35%	to	2.45%	31.54%	to	34.37%
December 31, 2019	2,651	$10.39	to	$34.61	$66,740	0.00%	0.35%	to	2.85%	3.60%	to	29.44%
December 31, 2018	2,750	$11.84	to	$27.11	$54,321	0.00%	0.55%	to	2.85%	-7.09%	to	-4.88%
December 31, 2017	3,009	$12.49	to	$28.89	$63,557	0.00%	0.55%	to	2.85%	23.48%	to	26.39%
December 31, 2016	3,115	$9.91	to	$23.18	$52,769	0.00%	0.55%	to	2.85%	-1.25%	to	1.09%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	1,783	$10.63	to	$30.51	$38,727	0.00%	0.35%	to	2.45%	-2.19%	to	-0.08%
December 31, 2019	1,732	$10.67	to	$31.02	$38,666	0.00%	0.35%	to	2.85%	6.16%	to	28.81%
December 31, 2018	1,743	$11.60	to	$24.42	$30,541	0.00%	0.55%	to	2.85%	-16.61%	to	-14.63%
December 31, 2017	1,683	$13.63	to	$29.00	$34,897	0.00%	0.55%	to	2.45%	16.28%	to	18.54%
December 31, 2016	1,645	$11.53	to	$24.81	$29,101	0.00%	0.55%	to	2.45%	16.96%	to	19.23%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	1,549	$14.06	to	$53.96	$60,330	0.00%	0.48%	to	2.85%	27.84%	to	30.96%
December 31, 2019	1,897	$10.76	to	$41.81	$58,793	0.00%	0.48%	to	2.85%	8.21%	to	30.91%
December 31, 2018	1,915	$14.30	to	$32.38	$46,002	0.00%	0.55%	to	2.85%	-5.48%	to	-3.23%
December 31, 2017	2,374	$14.82	to	$33.93	$59,639	0.00%	0.55%	to	2.85%	29.21%	to	32.26%
December 31, 2016	2,615	$11.24	to	$26.01	$50,429	0.00%	0.55%	to	2.85%	2.57%	to	5.00%

	AST MFS Growth Portfolio
December 31, 2020	774	$13.89	to	$50.33	$28,723	0.00%	0.35%	to	2.45%	27.28%	to	30.02%
December 31, 2019	809	$10.72	to	$39.33	$24,748	0.00%	0.35%	to	2.45%	7.58%	to	37.02%
December 31, 2018	763	$13.95	to	$29.10	$17,359	0.00%	0.55%	to	2.70%	-0.62%	to	1.59%
December 31, 2017	764	$13.78	to	$29.05	$17,631	0.00%	0.55%	to	2.70%	27.19%	to	29.99%
December 31, 2016	776	$10.63	to	$22.66	$13,999	0.00%	0.55%	to	2.70%	-0.83%	to	1.35%

A104

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2020	1,604	$10.19	to	$32.02	$33,858	0.00%	0.48%	to	2.85%	-4.58%	to	-2.26%
December 31, 2019	1,556	$10.44	to	$33.24	$33,972	0.00%	0.48%	to	2.85%	4.52%	to	20.35%
December 31, 2018	1,470	$10.61	to	$28.00	$27,101	0.00%	0.55%	to	2.85%	-18.84%	to	-16.90%
December 31, 2017	1,638	$12.81	to	$34.17	$36,903	0.00%	0.55%	to	2.85%	10.56%	to	13.16%
December 31, 2016	1,524	$11.35	to	$30.61	$31,209	0.00%	0.55%	to	2.85%	14.87%	to	17.58%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	2,574	$9.41	to	$12.63	$27,528	0.00%	0.48%	to	2.25%	0.26%	to	2.07%
December 31, 2019	2,326	$9.39	to	$12.46	$24,434	0.00%	0.48%	to	2.25%	0.70%	to	4.05%
December 31, 2018	2,033	$9.14	to	$12.05	$20,603	0.00%	0.55%	to	2.30%	-1.58%	to	0.19%
December 31, 2017	2,081	$9.17	to	$12.10	$21,184	0.00%	0.55%	to	2.45%	-0.78%	to	1.15%
December 31, 2016	1,750	$9.25	to	$12.03	$17,746	0.00%	0.55%	to	2.45%	-0.85%	to	1.08%

	AST QMA US Equity Alpha Portfolio
December 31, 2020	1,093	$10.18	to	$35.67	$28,576	0.00%	0.35%	to	2.30%	-7.37%	to	-5.52%
December 31, 2019	1,169	$10.81	to	$38.35	$33,140	0.00%	0.48%	to	2.70%	8.35%	to	23.78%
December 31, 2018	1,138	$13.04	to	$31.42	$26,070	0.00%	0.55%	to	2.70%	-10.71%	to	-8.72%
December 31, 2017	1,143	$14.33	to	$34.90	$28,835	0.00%	0.55%	to	2.45%	19.26%	to	21.58%
December 31, 2016	1,042	$11.82	to	$29.10	$22,155	0.00%	0.55%	to	2.45%	12.04%	to	14.21%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	2,756	$8.23	to	$13.78	$27,662	0.00%	0.48%	to	2.55%	-4.65%	to	-2.69%
December 31, 2019	2,634	$8.49	to	$14.29	$27,208	0.00%	0.48%	to	2.70%	4.54%	to	16.22%
December 31, 2018	2,264	$7.33	to	$12.40	$20,246	0.00%	0.55%	to	2.70%	-18.92%	to	-17.11%
December 31, 2017	2,762	$8.87	to	$15.09	$30,002	0.00%	0.55%	to	2.70%	7.34%	to	9.70%
December 31, 2016	2,692	$8.11	to	$13.87	$26,931	0.00%	0.55%	to	2.70%	21.26%	to	23.93%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	60,620	$12.52	to	$25.10	$1,205,421	0.00%	0.35%	to	2.85%	9.33%	to	12.14%
December 31, 2019	66,787	$15.39	to	$22.74	$1,195,684	0.00%	0.55%	to	2.85%	17.40%	to	20.18%
December 31, 2018	68,596	$12.92	to	$19.18	$1,037,327	0.00%	0.55%	to	2.85%	-8.04%	to	-5.85%
December 31, 2017	73,973	$13.85	to	$20.66	$1,206,523	0.00%	0.55%	to	2.85%	12.13%	to	14.77%
December 31, 2016	75,755	$12.18	to	$18.25	$1,092,303	0.00%	0.55%	to	2.85%	4.49%	to	6.95%

	AST MFS Global Equity Portfolio
December 31, 2020	1,528	$11.95	to	$33.53	$38,256	0.00%	0.35%	to	2.55%	11.34%	to	13.78%
December 31, 2019	1,615	$10.53	to	$29.94	$36,538	0.00%	0.35%	to	2.85%	6.47%	to	29.24%
December 31, 2018	1,710	$11.72	to	$23.49	$30,215	0.00%	0.55%	to	2.85%	-12.15%	to	-10.05%
December 31, 2017	1,835	$13.07	to	$26.48	$36,466	0.00%	0.55%	to	2.85%	20.32%	to	23.16%
December 31, 2016	1,738	$10.65	to	$21.80	$28,494	0.00%	0.55%	to	2.85%	4.07%	to	6.52%

	AST J.P. Morgan International Equity Portfolio
December 31, 2020	1,750	$14.04	to	$21.51	$28,581	0.00%	0.55%	to	2.55%	10.27%	to	12.46%
December 31, 2019	1,837	$12.64	to	$19.39	$26,684	0.00%	0.55%	to	2.70%	23.79%	to	26.52%
December 31, 2018	1,838	$10.11	to	$15.54	$21,142	0.00%	0.55%	to	2.70%	-19.71%	to	-17.92%
December 31, 2017	1,959	$12.48	to	$19.20	$27,796	0.00%	0.55%	to	2.70%	26.14%	to	28.92%
December 31, 2016	1,912	$9.80	to	$15.10	$21,272	0.00%	0.55%	to	2.70%	-0.81%	to	1.37%

	AST Templeton Global Bond Portfolio (Merged November 13, 2020)
December 31, 2020	—	$8.62	to	$11.80	$—	0.00%	0.48%	to	2.30%	-7.38%	to	-5.88%
December 31, 2019	1,541	$8.81	to	$12.61	$15,926	0.00%	0.48%	to	2.85%	-1.29%	to	1.05%
December 31, 2018	1,384	$8.92	to	$12.55	$14,210	0.00%	0.55%	to	2.85%	-0.92%	to	1.44%
December 31, 2017	1,577	$9.01	to	$12.45	$16,051	0.00%	0.55%	to	2.85%	-0.86%	to	1.48%
December 31, 2016	1,412	$9.08	to	$12.34	$14,302	0.00%	0.55%	to	2.85%	1.39%	to	3.78%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2020	9,364	$11.80	to	$23.70	$149,135	0.00%	0.35%	to	2.55%	4.01%	to	6.29%
December 31, 2019	10,000	$13.52	to	$22.66	$151,270	0.00%	0.55%	to	2.85%	17.12%	to	19.89%
December 31, 2018	9,607	$11.54	to	$19.16	$122,382	0.00%	0.55%	to	2.85%	-7.72%	to	-5.52%
December 31, 2017	10,483	$12.51	to	$20.56	$142,719	0.00%	0.55%	to	2.85%	10.37%	to	12.97%
December 31, 2016	10,414	$11.33	to	$18.45	$126,793	0.00%	0.55%	to	2.85%	3.50%	to	5.94%
A105

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2020	38,270	$18.48	to	$27.09	$795,759	0.00%	0.55%	to	2.70%	10.36%	to	12.80%
December 31, 2019	41,084	$16.53	to	$24.35	$763,571	0.00%	0.55%	to	2.85%	18.76%	to	21.58%
December 31, 2018	40,025	$13.72	to	$20.31	$621,582	0.00%	0.55%	to	2.85%	-8.91%	to	-6.74%
December 31, 2017	42,944	$14.85	to	$22.08	$726,878	0.00%	0.55%	to	2.85%	14.54%	to	17.24%
December 31, 2016	41,918	$12.78	to	$19.09	$614,943	0.00%	0.55%	to	2.85%	3.80%	to	6.25%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2020	17,949	$12.80	to	$17.83	$257,724	0.00%	0.55%	to	2.50%	1.67%	to	3.65%
December 31, 2019	19,467	$12.46	to	$17.44	$271,525	0.00%	0.55%	to	2.85%	12.75%	to	15.42%
December 31, 2018	18,241	$10.90	to	$15.32	$222,318	0.00%	0.55%	to	2.85%	-10.77%	to	-8.64%
December 31, 2017	23,441	$12.04	to	$17.01	$317,415	0.00%	0.55%	to	2.85%	9.39%	to	11.97%
December 31, 2016	24,273	$10.85	to	$15.40	$297,040	0.00%	0.55%	to	2.85%	3.31%	to	5.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	40,432	$12.29	to	$23.74	$774,354	0.00%	0.35%	to	2.70%	8.75%	to	11.38%
December 31, 2019	43,887	$11.03	to	$21.65	$762,061	0.00%	0.35%	to	2.85%	10.20%	to	18.76%
December 31, 2018	44,995	$12.98	to	$18.48	$667,892	0.00%	0.55%	to	2.85%	-7.66%	to	-5.46%
December 31, 2017	48,857	$13.86	to	$19.82	$778,162	0.00%	0.55%	to	2.85%	11.64%	to	14.28%
December 31, 2016	50,063	$12.23	to	$17.59	$708,457	0.00%	0.55%	to	2.85%	3.28%	to	5.71%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	29,998	$11.81	to	$18.93	$485,013	0.00%	0.35%	to	2.85%	5.97%	to	8.70%
December 31, 2019	31,603	$13.31	to	$17.70	$475,783	0.00%	0.55%	to	2.85%	11.47%	to	14.11%
December 31, 2018	32,524	$11.77	to	$15.72	$433,759	0.00%	0.55%	to	2.85%	-5.62%	to	-3.38%
December 31, 2017	36,076	$12.29	to	$16.50	$505,272	0.00%	0.55%	to	2.85%	7.00%	to	9.53%
December 31, 2016	35,110	$11.32	to	$15.27	$457,043	0.00%	0.55%	to	2.85%	2.53%	to	4.95%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2020	23,006	$14.48	to	$21.68	$388,502	0.00%	0.85%	to	2.85%	5.66%	to	7.83%
December 31, 2019	25,119	$13.63	to	$20.32	$394,718	0.00%	0.85%	to	2.85%	16.58%	to	18.98%
December 31, 2018	25,093	$11.63	to	$17.27	$335,136	0.00%	0.55%	to	2.85%	-10.39%	to	-8.25%
December 31, 2017	27,846	$12.92	to	$19.08	$410,656	0.00%	0.55%	to	2.85%	13.16%	to	15.83%
December 31, 2016	28,026	$11.35	to	$16.70	$362,213	0.00%	0.55%	to	2.85%	1.29%	to	3.68%

	AST Prudential Growth Allocation Portfolio
December 31, 2020	59,219	$11.48	to	$23.47	$1,106,366	0.00%	0.35%	to	2.85%	2.84%	to	5.49%
December 31, 2019	65,525	$14.36	to	$22.61	$1,168,279	0.00%	0.55%	to	2.85%	15.78%	to	18.52%
December 31, 2018	64,493	$12.34	to	$19.34	$981,859	0.00%	0.55%	to	2.85%	-10.24%	to	-8.11%
December 31, 2017	74,417	$13.67	to	$21.34	$1,248,726	0.00%	0.55%	to	2.85%	12.80%	to	15.46%
December 31, 2016	44,092	$12.06	to	$18.74	$649,227	0.00%	0.55%	to	2.85%	6.96%	to	9.49%

	AST Advanced Strategies Portfolio
December 31, 2020	32,733	$12.37	to	$25.76	$650,283	0.00%	0.35%	to	2.85%	7.53%	to	10.29%
December 31, 2019	36,240	$15.66	to	$23.73	$658,749	0.00%	0.55%	to	2.85%	18.39%	to	21.19%
December 31, 2018	37,243	$13.04	to	$19.85	$567,375	0.00%	0.55%	to	2.85%	-8.58%	to	-6.41%
December 31, 2017	41,197	$14.06	to	$21.51	$680,482	0.00%	0.55%	to	2.85%	13.60%	to	16.28%
December 31, 2016	42,484	$12.20	to	$18.75	$612,274	0.00%	0.55%	to	2.85%	4.06%	to	6.52%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	2,941	$14.92	to	$64.30	$125,572	0.00%	0.35%	to	2.45%	36.38%	to	39.32%
December 31, 2019	3,187	$10.74	to	$46.89	$106,330	0.00%	0.35%	to	2.85%	7.75%	to	27.52%
December 31, 2018	3,097	$15.05	to	$37.28	$84,917	0.00%	0.55%	to	2.85%	0.89%	to	3.29%
December 31, 2017	3,188	$14.62	to	$36.60	$86,682	0.00%	0.55%	to	2.85%	33.97%	to	37.13%
December 31, 2016	3,130	$10.69	to	$27.06	$63,382	0.00%	0.55%	to	2.85%	-0.22%	to	2.13%

	AST Government Money Market Portfolio
December 31, 2020	5,655	$7.93	to	$10.00	$53,123	0.12%	0.48%	to	2.45%	-2.23%	to	-0.26%
December 31, 2019	2,484	$8.11	to	$10.02	$23,074	1.68%	0.48%	to	2.45%	-0.80%	to	1.13%
December 31, 2018	2,871	$8.17	to	$9.92	$26,432	1.32%	0.55%	to	2.45%	-1.20%	to	0.74%
December 31, 2017	1,958	$8.08	to	$9.86	$17,759	0.34%	0.55%	to	2.55%	-2.15%	to	-0.21%
December 31, 2016	2,162	$8.25	to	$9.90	$19,816	0.00%	0.55%	to	2.55%	-2.48%	to	-0.56%

A106

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Portfolio
December 31, 2020	903	$15.31	to	$55.97	$33,902	0.00%	0.35%	to	2.45%	44.76%	to	47.87%
December 31, 2019	1,038	$10.38	to	$38.45	$27,923	0.00%	0.35%	to	2.85%	3.62%	to	29.40%
December 31, 2018	1,038	$11.94	to	$30.13	$22,087	0.00%	0.55%	to	2.85%	-11.03%	to	-8.91%
December 31, 2017	1,070	$13.15	to	$33.54	$25,377	0.00%	0.55%	to	2.85%	20.39%	to	23.24%
December 31, 2016	1,134	$10.70	to	$27.59	$22,257	0.00%	0.55%	to	2.85%	8.89%	to	11.46%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	15,205	$10.81	to	$16.76	$199,391	0.00%	0.35%	to	2.85%	4.31%	to	6.99%
December 31, 2019	15,500	$10.13	to	$15.79	$191,075	0.00%	0.35%	to	2.85%	0.97%	to	8.62%
December 31, 2018	15,039	$9.94	to	$14.62	$171,480	0.00%	0.55%	to	2.85%	-3.51%	to	-1.21%
December 31, 2017	17,408	$10.15	to	$14.89	$203,122	0.00%	0.55%	to	2.85%	1.40%	to	3.79%
December 31, 2016	16,578	$9.87	to	$14.43	$188,386	0.00%	0.55%	to	2.85%	1.26%	to	3.66%

	AST International Value Portfolio
December 31, 2020	1,159	$10.29	to	$16.69	$14,824	0.00%	0.48%	to	2.55%	-3.08%	to	-1.08%
December 31, 2019	1,154	$10.53	to	$17.12	$14,999	0.00%	0.48%	to	2.70%	7.85%	to	19.36%
December 31, 2018	1,024	$8.93	to	$14.54	$11,239	0.00%	0.55%	to	2.70%	-18.41%	to	-16.60%
December 31, 2017	1,067	$10.84	to	$17.68	$14,123	0.00%	0.55%	to	2.70%	19.51%	to	22.14%
December 31, 2016	1,019	$8.98	to	$14.68	$11,047	0.00%	0.55%	to	2.70%	-2.13%	to	0.03%

	AST International Growth Portfolio
December 31, 2020	1,291	$14.20	to	$29.31	$28,471	0.00%	0.48%	to	2.55%	28.06%	to	30.69%
December 31, 2019	1,444	$10.89	to	$22.75	$24,732	0.00%	0.48%	to	2.55%	10.22%	to	31.38%
December 31, 2018	1,476	$10.39	to	$17.56	$19,291	0.00%	0.55%	to	2.55%	-15.50%	to	-13.81%
December 31, 2017	1,388	$12.16	to	$20.65	$21,230	0.00%	0.55%	to	2.55%	32.07%	to	34.68%
December 31, 2016	1,400	$9.09	to	$15.55	$15,906	0.00%	0.55%	to	2.55%	-6.17%	to	-4.31%

	AST Investment Grade Bond Portfolio
December 31, 2020	4,906	$12.60	to	$20.94	$84,251	0.00%	0.35%	to	2.25%	13.85%	to	16.06%
December 31, 2019	7,404	$11.08	to	$18.19	$109,751	0.00%	0.55%	to	2.25%	8.73%	to	10.62%
December 31, 2018	50,427	$10.16	to	$16.54	$611,859	0.00%	0.55%	to	2.25%	-2.52%	to	-0.82%
December 31, 2017	6,925	$10.39	to	$16.78	$94,733	0.00%	0.85%	to	2.25%	1.97%	to	3.43%
December 31, 2016	18,562	$10.16	to	$16.27	$239,554	0.00%	0.55%	to	2.25%	1.87%	to	3.63%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2020	9,362	$11.05	to	$16.23	$137,138	0.00%	0.35%	to	2.85%	5.03%	to	7.73%
December 31, 2019	9,418	$10.29	to	$15.16	$128,739	0.00%	0.35%	to	2.85%	2.43%	to	11.68%
December 31, 2018	9,301	$10.58	to	$13.64	$114,486	0.00%	0.55%	to	2.85%	-5.07%	to	-2.80%
December 31, 2017	5,999	$10.92	to	$14.09	$76,488	0.00%	0.55%	to	2.85%	3.29%	to	5.72%
December 31, 2016	5,382	$10.37	to	$13.39	$65,782	0.00%	0.55%	to	2.85%	2.16%	to	4.57%

	AST Cohen & Steers Global Realty Portfolio
December 31, 2020	552	$10.03	to	$25.10	$9,327	0.00%	0.48%	to	2.45%	-5.32%	to	-3.41%
December 31, 2019	490	$10.41	to	$26.37	$8,790	0.00%	0.48%	to	2.85%	3.77%	to	24.44%
December 31, 2018	476	$10.44	to	$21.49	$6,999	0.00%	0.55%	to	2.85%	-7.44%	to	-5.24%
December 31, 2017	563	$11.05	to	$22.99	$8,894	0.00%	0.55%	to	2.85%	7.73%	to	10.28%
December 31, 2016	557	$10.05	to	$21.14	$8,056	0.00%	0.55%	to	2.85%	-1.97%	to	0.34%

	AST Emerging Markets Equity Portfolio
December 31, 2020	2,954	$9.35	to	$15.77	$32,397	0.00%	0.48%	to	2.85%	1.09%	to	3.56%
December 31, 2019	2,446	$9.24	to	$15.45	$25,714	0.00%	0.48%	to	2.85%	5.94%	to	12.72%
December 31, 2018	2,114	$8.22	to	$13.89	$19,786	0.00%	0.55%	to	2.85%	-16.51%	to	-14.52%
December 31, 2017	2,536	$9.64	to	$16.48	$28,053	0.00%	0.55%	to	2.85%	22.79%	to	25.68%
December 31, 2016	2,293	$7.70	to	$13.30	$20,397	0.00%	0.55%	to	2.85%	9.17%	to	11.74%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2020	1,573	$10.65	to	$32.49	$36,840	0.00%	0.48%	to	2.45%	-0.07%	to	1.94%
December 31, 2019	1,475	$10.47	to	$32.33	$34,289	0.00%	0.48%	to	2.70%	4.13%	to	21.96%
December 31, 2018	1,371	$11.49	to	$26.88	$26,493	0.00%	0.55%	to	2.70%	-16.40%	to	-14.54%
December 31, 2017	1,537	$13.48	to	$31.89	$35,213	0.00%	0.55%	to	2.70%	9.17%	to	11.57%
December 31, 2016	1,476	$12.12	to	$28.98	$30,919	0.00%	0.55%	to	2.70%	20.96%	to	23.63%

A107

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AllianzGI World Trends Portfolio
December 31, 2020	24,257	$14.67	to	$20.89	$411,855	0.00%	0.55%	to	2.85%	10.85%	to	13.47%
December 31, 2019	26,975	$13.17	to	$18.66	$406,370	0.00%	0.55%	to	2.85%	14.68%	to	17.40%
December 31, 2018	27,004	$11.42	to	$16.12	$350,824	0.00%	0.55%	to	2.85%	-10.54%	to	-8.41%
December 31, 2017	30,616	$12.70	to	$17.84	$439,420	0.00%	0.55%	to	2.85%	12.93%	to	15.59%
December 31, 2016	31,176	$11.19	to	$15.65	$391,848	0.00%	0.55%	to	2.85%	1.84%	to	4.24%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2020	12,962	$16.37	to	$24.03	$237,986	0.00%	0.55%	to	2.45%	10.39%	to	12.54%
December 31, 2019	14,054	$14.68	to	$21.65	$231,136	0.00%	0.55%	to	2.85%	16.03%	to	18.77%
December 31, 2018	13,554	$12.47	to	$18.48	$190,855	0.00%	0.55%	to	2.85%	-10.03%	to	-7.88%
December 31, 2017	14,487	$13.66	to	$20.34	$224,714	0.00%	0.55%	to	2.85%	13.63%	to	16.31%
December 31, 2016	13,671	$11.85	to	$17.73	$185,732	0.00%	0.55%	to	2.85%	2.23%	to	4.64%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2020	14,922	$13.53	to	$18.46	$220,059	0.00%	0.55%	to	2.45%	6.30%	to	8.37%
December 31, 2019	16,100	$12.67	to	$17.27	$220,936	0.00%	0.55%	to	2.85%	12.72%	to	15.38%
December 31, 2018	14,916	$11.08	to	$15.17	$179,187	0.00%	0.55%	to	2.85%	-9.72%	to	-7.57%
December 31, 2017	17,514	$12.10	to	$16.65	$231,540	0.00%	0.55%	to	2.85%	9.09%	to	11.67%
December 31, 2016	14,821	$10.93	to	$15.11	$179,412	0.00%	0.55%	to	2.85%	2.26%	to	4.68%

	ProFund VP Consumer Services
December 31, 2020	15	$14.30	to	$45.14	$537	0.00%	0.35%	to	1.50%	26.45%	to	27.89%
December 31, 2019	14	$11.18	to	$35.37	$387	0.00%	0.35%	to	1.50%	12.25%	to	23.95%
December 31, 2018	11	$25.39	to	$28.53	$272	0.00%	0.55%	to	1.50%	-0.88%	to	0.06%
December 31, 2017	10	$25.61	to	$28.51	$265	0.00%	0.55%	to	1.50%	16.62%	to	17.72%
December 31, 2016	8	$21.96	to	$21.96	$173	0.00%	1.50%	to	1.50%	2.65%	to	2.65%

	ProFund VP Consumer Goods
December 31, 2020	3	$26.98	to	$26.98	$81	0.77%	1.50%	to	1.50%	29.12%	to	29.12%
December 31, 2019	3	$20.89	to	$20.89	$73	1.47%	1.50%	to	1.50%	24.69%	to	24.69%
December 31, 2018	6	$16.76	to	$16.76	$101	1.22%	1.50%	to	1.50%	-16.07%	to	-16.07%
December 31, 2017	8	$19.22	to	$19.96	$156	0.82%	1.50%	to	1.90%	12.92%	to	13.36%
December 31, 2016	14	$17.02	to	$17.61	$243	1.10%	1.50%	to	1.90%	1.62%	to	2.02%

	ProFund VP Financials
December 31, 2020	23	$13.22	to	$24.02	$316	0.65%	0.55%	to	1.90%	-3.60%	to	-2.31%
December 31, 2019	22	$13.71	to	$24.59	$338	0.52%	0.55%	to	1.90%	27.84%	to	29.55%
December 31, 2018	26	$10.72	to	$18.98	$311	0.38%	0.55%	to	1.90%	-12.11%	to	-10.92%
December 31, 2017	24	$12.20	to	$21.31	$328	0.34%	0.55%	to	1.90%	15.99%	to	17.54%
December 31, 2016	27	$10.52	to	$18.13	$308	0.36%	0.55%	to	1.90%	13.17%	to	14.69%

	ProFund VP Health Care
December 31, 2020	13	$12.61	to	$36.55	$413	0.00%	0.35%	to	1.90%	12.30%	to	14.04%
December 31, 2019	13	$11.06	to	$32.12	$357	0.00%	0.35%	to	1.90%	10.35%	to	18.71%
December 31, 2018	9	$24.11	to	$27.06	$216	0.00%	0.55%	to	1.90%	2.48%	to	3.86%
December 31, 2017	9	$23.53	to	$26.05	$224	0.00%	0.55%	to	1.90%	18.67%	to	20.25%
December 31, 2016	10	$19.83	to	$21.66	$197	0.00%	0.55%	to	1.90%	-5.84%	to	-4.58%

	ProFund VP Industrials
December 31, 2020	17	$12.84	to	$24.03	$408	0.21%	0.35%	to	1.90%	14.58%	to	16.35%
December 31, 2019	17	$19.95	to	$20.89	$352	0.00%	1.50%	to	1.90%	28.06%	to	28.56%
December 31, 2018	27	$15.58	to	$16.25	$432	0.11%	1.50%	to	1.90%	-14.40%	to	-14.06%
December 31, 2017	31	$18.20	to	$18.90	$587	0.20%	1.50%	to	1.90%	20.12%	to	20.59%
December 31, 2016	32	$15.15	to	$15.68	$493	0.17%	1.50%	to	1.90%	15.36%	to	15.81%

	ProFund VP Mid-Cap Growth
December 31, 2020	4	$24.05	to	$25.28	$112	0.00%	1.50%	to	1.90%	18.64%	to	19.11%
December 31, 2019	7	$20.27	to	$21.23	$140	0.00%	1.50%	to	1.90%	21.93%	to	22.41%
December 31, 2018	11	$16.63	to	$17.34	$195	0.00%	1.50%	to	1.90%	-13.63%	to	-13.29%
December 31, 2017	15	$19.25	to	$20.00	$309	0.00%	1.50%	to	1.90%	16.11%	to	16.56%
December 31, 2016	18	$16.58	to	$17.16	$304	0.00%	1.50%	to	1.90%	10.78%	to	11.21%

A108

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Mid-Cap Value
December 31, 2020	12	$18.39	to	$19.33	$232	0.44%	1.50%	to	1.90%	0.39%	to	0.79%
December 31, 2019	17	$18.32	to	$19.18	$316	0.21%	1.50%	to	1.90%	21.77%	to	22.25%
December 31, 2018	14	$15.04	to	$15.69	$215	0.10%	1.50%	to	1.90%	-14.92%	to	-14.58%
December 31, 2017	12	$17.68	to	$18.37	$229	0.31%	1.50%	to	1.90%	8.55%	to	8.98%
December 31, 2016	15	$16.29	to	$16.85	$245	0.11%	1.50%	to	1.90%	22.03%	to	22.51%

	ProFund VP Real Estate
December 31, 2020	10	$14.53	to	$14.53	$151	1.65%	1.50%	to	1.50%	-7.68%	to	-7.68%
December 31, 2019	9	$15.74	to	$15.74	$137	1.69%	1.50%	to	1.50%	24.89%	to	24.89%
December 31, 2018	9	$12.60	to	$12.60	$118	2.16%	1.50%	to	1.50%	-7.10%	to	-7.10%
December 31, 2017	10	$13.56	to	$13.56	$130	0.98%	1.50%	to	1.50%	6.46%	to	6.46%
December 31, 2016	9	$12.74	to	$12.74	$116	1.77%	1.50%	to	1.50%	4.17%	to	4.17%

	ProFund VP Small-Cap Growth
December 31, 2020	3	$25.47	to	$26.78	$87	0.00%	1.50%	to	1.90%	15.20%	to	15.66%
December 31, 2019	6	$22.11	to	$23.15	$135	0.00%	1.50%	to	1.90%	16.90%	to	17.36%
December 31, 2018	9	$18.92	to	$19.73	$174	0.00%	1.50%	to	1.90%	-7.52%	to	-7.15%
December 31, 2017	9	$20.45	to	$21.25	$197	0.00%	1.50%	to	1.90%	10.87%	to	11.30%
December 31, 2016	11	$18.45	to	$19.09	$209	0.00%	1.50%	to	1.90%	18.00%	to	18.46%

	ProFund VP Small-Cap Value
December 31, 2020	10	$18.79	to	$19.75	$196	0.03%	1.50%	to	1.90%	-0.82%	to	-0.43%
December 31, 2019	12	$18.94	to	$19.83	$228	0.00%	1.50%	to	1.90%	20.28%	to	20.75%
December 31, 2018	9	$15.75	to	$16.42	$154	0.00%	1.50%	to	1.90%	-15.82%	to	-15.49%
December 31, 2017	2	$18.71	to	$19.43	$47	0.01%	1.50%	to	1.90%	7.67%	to	8.09%
December 31, 2016	4	$17.38	to	$20.65	$69	0.00%	0.55%	to	1.90%	26.38%	to	28.07%

	ProFund VP Telecommunications
December 31, 2020	2	$12.28	to	$12.28	$25	0.90%	1.50%	to	1.50%	1.63%	to	1.63%
December 31, 2019	2	$12.08	to	$12.08	$23	3.39%	1.50%	to	1.50%	13.07%	to	13.07%
December 31, 2018	3	$10.69	to	$10.69	$35	5.90%	1.50%	to	1.50%	-16.37%	to	-16.37%
December 31, 2017	4	$12.78	to	$12.78	$48	4.52%	1.50%	to	1.50%	-3.57%	to	-3.57%
December 31, 2016	5	$13.25	to	$13.25	$61	1.62%	1.50%	to	1.50%	19.86%	to	19.86%

	ProFund VP Utilities
December 31, 2020	11	$17.49	to	$17.49	$191	1.71%	1.50%	to	1.50%	-3.84%	to	-3.84%
December 31, 2019	9	$18.19	to	$18.19	$159	1.76%	1.50%	to	1.50%	21.06%	to	21.06%
December 31, 2018	5	$15.03	to	$15.03	$72	2.05%	1.50%	to	1.50%	1.36%	to	1.36%
December 31, 2017	5	$14.27	to	$14.83	$76	2.25%	1.50%	to	1.90%	8.58%	to	9.01%
December 31, 2016	6	$13.15	to	$13.60	$83	1.65%	1.50%	to	1.90%	12.94%	to	13.38%

	ProFund VP Large-Cap Growth
December 31, 2020	8	$15.05	to	$32.03	$256	0.00%	0.35%	to	1.90%	28.49%	to	30.47%
December 31, 2019	9	$23.71	to	$24.83	$231	0.00%	1.50%	to	1.90%	26.49%	to	26.99%
December 31, 2018	9	$18.75	to	$19.55	$172	0.00%	1.50%	to	1.90%	-3.70%	to	-3.32%
December 31, 2017	10	$19.47	to	$20.22	$206	0.00%	1.50%	to	1.90%	22.96%	to	23.45%
December 31, 2016	9	$15.83	to	$16.38	$148	0.05%	1.50%	to	1.90%	3.06%	to	3.47%

	ProFund VP Large-Cap Value
December 31, 2020	13	$15.93	to	$16.74	$217	1.19%	1.50%	to	1.90%	-1.92%	to	-1.54%
December 31, 2019	14	$16.24	to	$17.01	$240	1.06%	1.50%	to	1.90%	27.35%	to	27.86%
December 31, 2018	9	$12.75	to	$13.30	$124	0.86%	1.50%	to	1.90%	-12.30%	to	-11.96%
December 31, 2017	11	$14.54	to	$15.11	$163	1.07%	1.50%	to	1.90%	11.32%	to	11.76%
December 31, 2016	10	$13.06	to	$13.52	$133	1.16%	1.50%	to	1.90%	13.28%	to	13.73%

	AST Bond Portfolio 2020 (Liquidated December 31, 2020)
December 31, 2020	—	$10.90	to	$12.11	$—	0.00%	1.90%	to	2.85%	-1.54%	to	-0.54%
December 31, 2019	916	$11.05	to	$12.18	$10,875	0.00%	1.90%	to	2.85%	0.55%	to	1.57%
December 31, 2018	128	$10.88	to	$12.00	$1,490	0.00%	1.90%	to	2.85%	-2.58%	to	-1.59%
December 31, 2017	106	$11.05	to	$12.20	$1,255	0.00%	1.90%	to	2.85%	-1.98%	to	-0.99%
December 31, 2016	321	$11.16	to	$12.32	$3,882	0.00%	1.90%	to	2.85%	-0.94%	to	0.06%
A109

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Jennison Large-Cap Growth Portfolio
December 31, 2020	1,206	$16.83	to	$53.20	$48,527	0.00%	0.48%	to	2.25%	50.58%	to	53.30%
December 31, 2019	1,133	$11.00	to	$34.75	$32,555	0.00%	0.48%	to	2.70%	10.47%	to	31.87%
December 31, 2018	1,077	$13.70	to	$26.47	$24,467	0.00%	0.55%	to	2.70%	-4.28%	to	-2.15%
December 31, 2017	1,073	$14.05	to	$27.17	$25,541	0.00%	0.55%	to	2.70%	32.17%	to	35.08%
December 31, 2016	1,031	$10.43	to	$20.20	$18,697	0.00%	0.55%	to	2.70%	-4.12%	to	-2.01%

	AST Bond Portfolio 2021
December 31, 2020	922	$11.98	to	$13.63	$11,870	0.00%	1.75%	to	2.70%	0.37%	to	1.38%
December 31, 2019	322	$11.75	to	$13.45	$4,076	0.00%	1.75%	to	2.85%	2.07%	to	3.26%
December 31, 2018	496	$11.52	to	$13.02	$5,938	0.00%	1.75%	to	2.85%	-2.80%	to	-1.66%
December 31, 2017	628	$11.85	to	$13.24	$7,715	0.00%	1.75%	to	2.85%	-1.31%	to	-0.16%
December 31, 2016	892	$12.00	to	$13.27	$11,124	0.00%	1.75%	to	2.85%	-0.87%	to	0.28%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2020	1	$18.07	to	$18.07	$22	2.65%	1.75%	to	1.75%	3.08%	to	3.08%
December 31, 2019	3	$17.53	to	$17.53	$50	4.13%	1.75%	to	1.75%	13.52%	to	13.52%
December 31, 2018	3	$15.44	to	$15.44	$39	11.56%	1.75%	to	1.75%	-18.30%	to	-18.30%
December 31, 2017	2	$18.90	to	$18.90	$46	3.04%	1.75%	to	1.75%	22.72%	to	22.72%
December 31, 2016	3	$15.40	to	$15.40	$40	3.17%	1.75%	to	1.75%	1.48%	to	1.48%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2020	91	$7.51	to	$7.85	$689	0.00%	1.50%	to	1.75%	40.94%	to	41.29%
December 31, 2019	104	$5.33	to	$5.56	$558	0.00%	1.50%	to	1.75%	35.03%	to	35.36%
December 31, 2018	105	$3.95	to	$4.11	$414	0.00%	1.50%	to	1.75%	-1.22%	to	-0.98%
December 31, 2017	106	$4.00	to	$4.15	$423	0.24%	1.50%	to	1.75%	32.64%	to	32.96%
December 31, 2016	107	$3.01	to	$3.12	$322	0.00%	1.50%	to	1.75%	-0.96%	to	-0.72%

	AST Bond Portfolio 2022
December 31, 2020	190	$11.33	to	$12.49	$2,328	0.00%	1.90%	to	2.85%	2.01%	to	3.01%
December 31, 2019	284	$11.11	to	$12.12	$3,323	0.00%	1.90%	to	2.85%	2.87%	to	3.88%
December 31, 2018	429	$10.80	to	$11.67	$4,816	0.00%	1.90%	to	2.85%	-3.01%	to	-2.05%
December 31, 2017	617	$11.13	to	$11.92	$7,200	0.00%	1.90%	to	2.85%	-1.32%	to	-0.36%
December 31, 2016	721	$11.28	to	$11.96	$8,478	0.00%	1.90%	to	2.85%	-1.07%	to	-0.10%

	AST Quantitative Modeling Portfolio
December 31, 2020	4,800	$11.69	to	$20.02	$81,046	0.00%	0.48%	to	2.40%	8.96%	to	11.04%
December 31, 2019	4,024	$10.55	to	$18.04	$66,031	0.00%	0.48%	to	2.40%	5.73%	to	20.54%
December 31, 2018	3,832	$11.57	to	$14.97	$52,994	0.00%	0.55%	to	2.40%	-8.73%	to	-7.04%
December 31, 2017	2,824	$12.49	to	$16.10	$42,014	0.00%	0.55%	to	2.40%	15.43%	to	17.54%
December 31, 2016	1,960	$10.66	to	$13.70	$24,699	0.00%	0.55%	to	2.40%	3.84%	to	5.74%

	AST BlackRock Global Strategies Portfolio
December 31, 2020	10,816	$11.34	to	$15.59	$151,787	0.00%	0.35%	to	2.35%	2.33%	to	4.37%
December 31, 2019	11,474	$12.62	to	$14.97	$155,803	0.00%	0.55%	to	2.55%	14.70%	to	16.97%
December 31, 2018	11,402	$11.00	to	$12.79	$133,698	0.00%	0.55%	to	2.55%	-7.65%	to	-5.80%
December 31, 2017	12,231	$11.91	to	$13.58	$153,792	0.00%	0.55%	to	2.55%	9.82%	to	11.99%
December 31, 2016	11,986	$10.85	to	$12.13	$136,040	0.00%	0.55%	to	2.55%	4.31%	to	6.37%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2020	5	$30.20	to	$30.90	$147	0.70%	1.50%	to	1.75%	19.24%	to	19.53%
December 31, 2019	6	$25.33	to	$25.85	$164	0.55%	1.50%	to	1.75%	29.54%	to	29.86%
December 31, 2018	6	$19.55	to	$19.91	$127	0.43%	1.50%	to	1.75%	-8.54%	to	-8.31%
December 31, 2017	8	$21.38	to	$21.71	$171	0.87%	1.50%	to	1.75%	18.65%	to	18.95%
December 31, 2016	9	$18.01	to	$18.25	$168	2.27%	1.50%	to	1.75%	10.59%	to	10.86%

	AST Prudential Core Bond Portfolio
December 31, 2020	3,604	$10.68	to	$13.51	$44,784	0.00%	0.48%	to	2.70%	3.19%	to	5.54%
December 31, 2019	2,968	$10.14	to	$12.81	$35,623	0.00%	0.48%	to	2.70%	1.09%	to	9.15%
December 31, 2018	2,551	$10.03	to	$11.74	$28,280	0.00%	0.55%	to	2.70%	-3.51%	to	-1.36%
December 31, 2017	2,337	$10.40	to	$11.90	$26,414	0.00%	0.55%	to	2.70%	2.82%	to	5.09%
December 31, 2016	1,830	$10.11	to	$11.32	$19,811	0.00%	0.55%	to	2.70%	1.40%	to	3.64%

A110

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2023
December 31, 2020	51	$10.31	to	$11.51	$539	0.00%	1.30%	to	2.55%	4.12%	to	5.40%
December 31, 2019	54	$9.90	to	$10.92	$543	0.00%	1.30%	to	2.55%	3.86%	to	5.14%
December 31, 2018	110	$9.53	to	$10.39	$1,090	0.00%	1.30%	to	2.55%	-2.76%	to	-1.55%
December 31, 2017	131	$9.80	to	$10.55	$1,333	0.00%	1.30%	to	2.55%	-0.83%	to	0.39%
December 31, 2016	181	$9.88	to	$10.51	$1,835	0.00%	1.30%	to	2.55%	-0.62%	to	0.61%

	AST MFS Growth Allocation Portfolio
December 31, 2020	5,117	$12.37	to	$18.48	$84,184	0.00%	0.35%	to	2.85%	6.74%	to	9.49%
December 31, 2019	4,961	$11.30	to	$16.91	$75,361	0.00%	0.35%	to	2.85%	12.85%	to	22.09%
December 31, 2018	4,069	$11.85	to	$13.85	$51,311	0.00%	0.55%	to	2.85%	-10.90%	to	-8.78%
December 31, 2017	4,641	$13.30	to	$15.18	$64,866	0.00%	0.55%	to	2.85%	13.18%	to	15.85%
December 31, 2016	4,533	$11.72	to	$13.11	$55,405	0.00%	0.55%	to	2.85%	1.36%	to	3.75%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2020	110	$10.92	to	$13.36	$1,344	0.00%	0.48%	to	1.95%	5.35%	to	6.93%
December 31, 2019	89	$10.28	to	$12.52	$1,035	0.00%	0.48%	to	1.95%	2.98%	to	14.22%
December 31, 2018	72	$9.21	to	$10.99	$728	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	68	$10.06	to	$11.86	$749	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	43	$9.39	to	$10.93	$435	0.00%	0.55%	to	1.95%	8.45%	to	10.00%

	AST MFS Large-Cap Value Portfolio
December 31, 2020	1,176	$10.94	to	$23.17	$23,229	0.00%	0.48%	to	2.45%	1.35%	to	3.40%
December 31, 2019	1,033	$10.60	to	$22.43	$20,655	0.00%	0.48%	to	2.45%	6.32%	to	28.64%
December 31, 2018	893	$11.87	to	$17.44	$14,199	0.00%	0.55%	to	2.85%	-12.73%	to	-10.65%
December 31, 2017	972	$13.33	to	$19.51	$17,578	0.00%	0.55%	to	2.85%	14.01%	to	16.70%
December 31, 2016	926	$11.45	to	$16.72	$14,586	0.00%	0.55%	to	2.85%	10.22%	to	12.82%

	AST Bond Portfolio 2024
December 31, 2020	22	$10.40	to	$11.44	$242	0.00%	1.30%	to	2.45%	5.99%	to	7.26%
December 31, 2019	107	$9.81	to	$10.66	$1,098	0.00%	1.30%	to	2.45%	5.31%	to	6.57%
December 31, 2018	434	$9.32	to	$10.00	$4,129	0.00%	1.30%	to	2.45%	-3.09%	to	-1.93%
December 31, 2017	432	$9.61	to	$10.20	$4,241	0.00%	1.30%	to	2.45%	-0.80%	to	0.38%
December 31, 2016	39	$9.69	to	$10.16	$387	0.00%	1.30%	to	2.45%	-0.58%	to	0.60%

	AST AQR Emerging Markets Equity Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.49	to	$13.80	$—	0.00%	0.48%	to	1.90%	-2.21%	to	-1.34%
December 31, 2019	264	$10.73	to	$14.01	$3,165	0.00%	0.48%	to	1.90%	9.66%	to	17.16%
December 31, 2018	231	$9.29	to	$11.98	$2,366	0.00%	0.55%	to	1.90%	-20.50%	to	-19.40%
December 31, 2017	193	$11.68	to	$14.89	$2,447	0.00%	0.55%	to	1.90%	32.39%	to	34.21%
December 31, 2016	66	$8.82	to	$11.12	$635	0.00%	0.55%	to	1.90%	11.22%	to	12.74%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2020	972	$10.95	to	$22.06	$19,094	0.00%	0.48%	to	2.45%	2.16%	to	4.23%
December 31, 2019	894	$10.53	to	$21.18	$17,386	0.00%	0.48%	to	2.85%	5.92%	to	30.31%
December 31, 2018	770	$13.08	to	$16.26	$11,691	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	931	$13.85	to	$17.16	$15,029	0.00%	0.55%	to	2.85%	15.04%	to	17.75%
December 31, 2016	1,026	$11.80	to	$14.58	$14,260	0.00%	0.55%	to	2.85%	11.63%	to	14.26%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2020	182,479	$13.40	to	$14.28	$2,445,519	0.00%	1.10%	to	1.90%	10.51%	to	11.41%
December 31, 2019	174,543	$12.13	to	$12.82	$2,116,572	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	137,940	$10.41	to	$10.92	$1,436,314	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	113,950	$11.24	to	$11.70	$1,281,280	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	96,517	$10.54	to	$10.88	$1,017,452	0.00%	1.10%	to	1.90%	6.86%	to	7.73%

	AST AQR Large-Cap Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.77	to	$19.96	$—	0.00%	0.48%	to	1.95%	-0.48%	to	0.44%
December 31, 2019	118	$10.72	to	$19.88	$2,149	0.00%	0.48%	to	1.95%	7.63%	to	21.90%
December 31, 2018	115	$12.48	to	$16.31	$1,755	0.00%	0.55%	to	1.95%	-9.94%	to	-8.64%
December 31, 2017	86	$13.70	to	$17.85	$1,466	0.00%	0.55%	to	1.95%	19.76%	to	21.46%
December 31, 2016	64	$11.32	to	$14.70	$907	0.00%	0.55%	to	1.90%	8.60%	to	10.09%

A111

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Large-Cap Core Portfolio
December 31, 2020	267	$11.89	to	$23.03	$4,940	0.00%	0.48%	to	1.95%	8.98%	to	10.61%
December 31, 2019	96	$10.77	to	$20.84	$1,804	0.00%	0.48%	to	1.95%	7.89%	to	24.50%
December 31, 2018	75	$12.76	to	$16.74	$1,197	0.00%	0.55%	to	1.95%	-8.97%	to	-7.66%
December 31, 2017	63	$13.85	to	$18.13	$1,090	0.00%	0.55%	to	1.95%	19.05%	to	20.74%
December 31, 2016	48	$11.49	to	$15.01	$698	0.00%	0.55%	to	1.95%	8.70%	to	10.25%

	AST Bond Portfolio 2025
December 31, 2020	17	$12.37	to	$12.90	$222	0.00%	1.90%	to	2.45%	8.62%	to	9.27%
December 31, 2019	62	$11.11	to	$11.78	$719	0.00%	1.90%	to	2.85%	5.62%	to	6.65%
December 31, 2018	227	$10.52	to	$11.05	$2,469	0.00%	1.90%	to	2.85%	-3.58%	to	-2.63%
December 31, 2017	28	$10.91	to	$11.16	$303	0.00%	2.30%	to	2.85%	-1.07%	to	-0.51%
December 31, 2016	44	$11.03	to	$11.57	$484	0.00%	1.30%	to	2.85%	-0.44%	to	1.16%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2020	17,091	$12.74	to	$17.34	$278,303	0.00%	0.35%	to	1.95%	11.48%	to	13.30%
December 31, 2019	16,861	$11.25	to	$15.33	$244,963	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	10,900	$11.53	to	$12.36	$128,786	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	8,173	$12.74	to	$13.46	$105,998	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	5,808	$10.79	to	$11.24	$63,454	0.00%	0.55%	to	1.95%	3.40%	to	4.87%

	AST Goldman Sachs Global Growth Allocation Portfolio (Merged April 24, 2020)
December 31, 2020	—	$9.30	to	$11.77	$—	0.00%	0.48%	to	0.86%	-11.60%	to	-11.49%
December 31, 2019	390	$10.51	to	$13.30	$5,096	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	369	$10.94	to	$11.09	$4,089	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	345	$12.19	to	$12.32	$4,243	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	310	$10.53	to	$10.62	$3,290	0.00%	0.55%	to	0.86%	4.79%	to	5.11%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2020	1,069	$12.08	to	$16.77	$17,221	0.00%	0.48%	to	0.86%	14.48%	to	14.92%
December 31, 2019	715	$10.53	to	$14.64	$10,229	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	563	$11.60	to	$12.10	$6,668	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	528	$12.60	to	$13.14	$6,781	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	503	$10.71	to	$11.16	$5,491	0.00%	0.55%	to	0.86%	6.40%	to	11.77%

	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2020	1,588	$11.33	to	$14.98	$22,540	0.00%	0.48%	to	0.86%	7.81%	to	8.23%
December 31, 2019	1,170	$10.49	to	$13.85	$15,829	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	1,077	$11.40	to	$12.12	$12,900	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	922	$12.30	to	$13.04	$11,889	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	761	$10.61	to	$11.21	$8,453	0.00%	0.55%	to	0.86%	6.54%	to	6.87%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (Merged April 24, 2020)
December 31, 2020	—	$9.17	to	$9.83	$—	0.00%	0.48%	to	0.86%	-7.83%	to	-7.72%
December 31, 2019	273	$9.95	to	$10.67	$2,759	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	297	$9.44	to	$10.13	$2,845	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	299	$10.05	to	$10.79	$3,041	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	284	$9.42	to	$10.11	$2,702	0.00%	0.55%	to	0.86%	1.47%	to	1.79%

	AST Managed Equity Portfolio (Merged April 24, 2020)
December 31, 2020	—	$8.58	to	$11.42	$—	0.00%	0.48%	to	0.86%	-19.76%	to	-19.66%
December 31, 2019	285	$10.69	to	$14.22	$4,021	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	269	$11.23	to	$11.39	$3,054	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	273	$12.89	to	$13.03	$3,559	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	213	$10.47	to	$10.55	$2,245	0.00%	0.55%	to	0.86%	4.30%	to	4.63%

	AST Managed Fixed Income Portfolio (Merged April 24, 2020)
December 31, 2020	—	$9.95	to	$10.97	$—	0.00%	0.48%	to	0.86%	-1.71%	to	-1.59%
December 31, 2019	581	$10.12	to	$11.15	$6,442	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	581	$10.17	to	$10.30	$5,966	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	519	$10.34	to	$10.45	$5,409	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	444	$10.03	to	$10.12	$4,487	0.00%	0.55%	to	0.86%	2.64%	to	2.96%

A112

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FQ Absolute Return Currency Portfolio (Merged August 14, 2020)
December 31, 2020	—	$11.29	to	$12.49	$—	0.00%	0.55%	to	0.86%	24.90%	to	25.14%
December 31, 2019	49	$9.03	to	$9.99	$452	0.00%	0.55%	to	0.86%	-4.03%	to	0.45%
December 31, 2018	51	$9.40	to	$10.40	$486	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	52	$10.01	to	$11.08	$529	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	43	$10.39	to	$11.51	$454	0.00%	0.55%	to	0.86%	14.14%	to	14.49%

	AST Jennison Global Infrastructure Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.32	to	$13.41	$—	0.00%	0.48%	to	0.86%	-2.24%	to	-2.01%
December 31, 2019	155	$10.55	to	$13.69	$2,108	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	153	$10.66	to	$10.73	$1,645	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	143	$11.74	to	$11.81	$1,683	0.00%	0.55%	to	0.73%	17.99%	to	18.20%
December 31, 2016	106	$9.95	to	$10.01	$1,054	0.00%	0.55%	to	0.73%	7.32%	to	7.52%

	AST PIMCO Dynamic Bond Portfolio (Merged November 13, 2020)
December 31, 2020	—	$9.88	to	$10.35	$—	0.00%	0.48%	to	0.86%	1.57%	to	1.91%
December 31, 2019	191	$9.72	to	$10.16	$1,898	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	115	$9.29	to	$9.69	$1,085	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	83	$9.38	to	$9.79	$788	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	64	$9.47	to	$9.89	$619	0.00%	0.55%	to	0.86%	0.18%	to	0.49%

	AST Legg Mason Diversified Growth Portfolio
December 31, 2020	4,165	$12.86	to	$14.02	$55,186	0.00%	0.55%	to	1.95%	4.00%	to	5.49%
December 31, 2019	4,211	$12.36	to	$13.29	$53,392	0.00%	0.55%	to	1.95%	15.95%	to	17.60%
December 31, 2018	3,258	$10.66	to	$11.30	$35,438	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	3,031	$11.59	to	$12.00	$35,642	0.00%	0.85%	to	1.95%	12.38%	to	13.63%
December 31, 2016	1,809	$10.31	to	$10.63	$18,833	0.00%	0.55%	to	1.95%	6.80%	to	8.32%

	AST Bond Portfolio 2026
December 31, 2020	126	$10.96	to	$11.80	$1,426	0.00%	1.30%	to	2.55%	7.93%	to	9.26%
December 31, 2019	978	$9.97	to	$10.80	$10,189	0.00%	1.30%	to	2.85%	6.89%	to	8.62%
December 31, 2018	1,788	$9.33	to	$9.94	$17,164	0.00%	1.30%	to	2.85%	-3.88%	to	-2.32%
December 31, 2017	1,676	$9.70	to	$10.18	$16,629	0.00%	1.30%	to	2.85%	-0.49%	to	1.11%
December 31, 2016	2,384	$9.75	to	$10.07	$23,603	0.00%	1.30%	to	2.85%	-0.83%	to	0.77%

	AST AB Global Bond Portfolio (Merged November 13, 2020)
December 31, 2020	—	$10.28	to	$11.70	$—	0.00%	0.48%	to	0.86%	2.31%	to	2.65%
December 31, 2019	176	$10.03	to	$11.40	$1,988	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	171	$10.46	to	$10.70	$1,821	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	149	$10.51	to	$10.72	$1,596	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	120	$10.34	to	$10.51	$1,261	0.00%	0.55%	to	0.86%	4.26%	to	4.58%

	AST Goldman Sachs Global Income Portfolio (Merged November 13, 2020)
December 31, 2020	—	$10.73	to	$12.22	$—	0.00%	0.48%	to	0.86%	6.63%	to	6.99%
December 31, 2019	72	$10.05	to	$11.42	$814	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	49	$10.25	to	$10.48	$506	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	47	$10.37	to	$10.57	$495	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	21	$10.24	to	$10.41	$214	0.00%	0.55%	to	0.86%	2.56%	to	2.88%

	AST Global Bond Portfolio
December 31, 2020	2,228	$10.06	to	$11.95	$24,090	0.00%	0.48%	to	2.30%	0.59%	to	3.99%
December 31, 2019	76	$9.96	to	$11.50	$861	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	65	$10.47	to	$10.81	$697	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	44	$10.28	to	$10.51	$456	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	32	$10.13	to	$10.32	$329	0.00%	0.55%	to	0.86%	1.79%	to	2.10%

	AST Neuberger Berman Long/Short Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.62	to	$12.54	$—	0.00%	0.48%	to	0.86%	3.88%	to	4.12%
December 31, 2019	195	$10.21	to	$12.06	$2,298	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	175	$10.19	to	$10.49	$1,804	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	89	$11.00	to	$11.34	$995	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	70	$9.79	to	$10.09	$701	0.00%	0.55%	to	0.86%	2.46%	to	2.78%

A113

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA International Core Equity Portfolio
December 31, 2020	113	$11.22	to	$12.67	$1,362	0.00%	0.48%	to	0.86%	5.66%	to	6.07%
December 31, 2019	94	$10.60	to	$11.97	$1,085	0.00%	0.48%	to	0.86%	6.98%	to	16.21%
December 31, 2018	90	$9.66	to	$10.32	$886	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	66	$11.50	to	$12.29	$779	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	29	$9.29	to	$9.94	$278	0.00%	0.55%	to	0.86%	-0.27%	to	0.04%

	AST Managed Alternatives Portfolio (Merged April 24, 2020)
December 31, 2020	—	$10.07	to	$10.30	$—	0.00%	0.48%	to	0.73%	1.90%	to	1.98%
December 31, 2019	222	$9.88	to	$10.10	$2,216	0.00%	0.48%	to	0.73%	1.30%	to	4.69%
December 31, 2018	203	$9.45	to	$9.58	$1,933	0.00%	0.55%	to	0.73%	-4.10%	to	-3.93%
December 31, 2017	164	$9.85	to	$9.99	$1,619	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	107	$9.67	to	$9.81	$1,040	0.00%	0.55%	to	0.86%	0.06%	to	0.38%

	Blackrock Global Allocation V.I. Fund (Class III)
December 31, 2020	533	$12.61	to	$15.04	$7,828	1.46%	0.48%	to	0.86%	19.67%	to	20.13%
December 31, 2019	427	$10.52	to	$12.53	$5,332	1.18%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	495	$10.59	to	$10.70	$5,280	0.84%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	336	$11.55	to	$11.64	$3,900	1.35%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	308	$10.25	to	$10.29	$3,165	1.57%	0.55%	to	0.86%	2.92%	to	3.24%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
December 31, 2020	208	$10.75	to	$13.18	$2,647	3.26%	0.48%	to	0.86%	4.31%	to	4.71%
December 31, 2019	199	$10.29	to	$12.60	$2,482	3.10%	0.48%	to	0.86%	2.82%	to	13.64%
December 31, 2018	195	$10.97	to	$11.08	$2,159	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	123	$11.64	to	$11.72	$1,434	3.85%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	106	$10.51	to	$10.55	$1,115	3.99%	0.55%	to	0.86%	5.29%	to	5.62%

	AST Bond Portfolio 2027 (Available January 4, 2016)
December 31, 2020	144	$11.01	to	$11.84	$1,649	0.00%	1.30%	to	2.70%	8.85%	to	10.43%
December 31, 2019	532	$10.06	to	$10.72	$5,539	0.00%	1.30%	to	2.85%	7.53%	to	9.27%
December 31, 2018	1,345	$9.35	to	$9.81	$12,857	0.00%	1.30%	to	2.85%	-4.09%	to	-2.53%
December 31, 2017	1,311	$9.75	to	$10.07	$12,983	0.00%	1.30%	to	2.85%	-0.23%	to	1.37%
December 31, 2016	2,001	$9.77	to	$9.93	$19,710	0.00%	1.30%	to	2.85%	-2.26%	to	-0.69%

	NVIT Emerging Markets Fund (Class D) (Available August 5, 2016)
December 31, 2020	26	$14.58	to	$14.81	$384	1.64%	1.40%	to	1.75%	10.98%	to	11.36%
December 31, 2019	37	$13.14	to	$13.30	$485	2.31%	1.40%	to	1.75%	20.47%	to	20.89%
December 31, 2018	35	$10.91	to	$11.00	$378	0.35%	1.40%	to	1.75%	-19.13%	to	-18.85%
December 31, 2017	34	$13.49	to	$13.55	$462	0.89%	1.40%	to	1.75%	38.68%	to	39.15%
December 31, 2016	46	$9.73	to	$9.74	$445	0.80%	1.40%	to	1.75%	-3.95%	to	-3.81%

	AST Bond Portfolio 2028 (Available January 3, 2017)
December 31, 2020	—	$11.60	to	$11.86	$—	0.00%	1.90%	to	2.45%	11.87%	to	12.50%
December 31, 2019	101	$10.37	to	$10.68	$1,062	0.00%	1.50%	to	2.45%	8.86%	to	9.94%
December 31, 2018	510	$9.52	to	$9.72	$4,901	0.00%	1.50%	to	2.45%	-4.47%	to	-3.51%
December 31, 2017	5	$9.97	to	$9.97	$46	0.00%	2.45%	to	2.45%	-0.30%	to	-0.30%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (Available January 2, 2018)
December 31, 2020	—	$11.91	to	$12.29	$—	0.00%	1.50%	to	2.55%	13.40%	to	14.57%
December 31, 2019	377	$10.51	to	$10.73	$4,002	0.00%	1.50%	to	2.55%	9.51%	to	10.64%
December 31, 2018	16	$9.60	to	$9.65	$150	0.00%	1.90%	to	2.45%	-4.02%	to	-3.48%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST American Funds Growth Allocation Portfolio (Available April 30, 2018)
December 31, 2020	6,928	$13.52	to	$14.04	$95,070	0.00%	0.55%	to	1.95%	19.63%	to	21.33%
December 31, 2019	6,509	$11.30	to	$11.57	$74,239	0.00%	0.55%	to	1.95%	19.92%	to	21.63%
December 31, 2018	2,482	$9.42	to	$9.51	$23,479	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A114

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2030 (Available January 2, 2019)
December 31, 2020	759	$12.40	to	$12.77	$9,566	0.00%	1.30%	to	2.70%	11.42%	to	13.04%
December 31, 2019	173	$11.16	to	$11.29	$1,942	0.00%	1.30%	to	2.45%	11.60%	to	12.93%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (Available January 28, 2019)
December 31, 2020	2,971	$14.07	to	$14.38	$42,221	0.00%	0.85%	to	1.95%	16.06%	to	17.36%
December 31, 2019	2,254	$12.12	to	$12.25	$27,463	0.00%	0.85%	to	1.95%	15.93%	to	17.13%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (Available January 28, 2019)
December 31, 2020	2,108	$13.28	to	$13.58	$28,277	0.00%	0.85%	to	1.95%	13.50%	to	14.78%
December 31, 2019	1,561	$11.70	to	$11.83	$18,354	0.00%	0.85%	to	1.95%	12.97%	to	14.14%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Dimensional Global Core Allocation Portfolio (Available November 18, 2019)
December 31, 2020	42	$11.65	to	$11.73	$484	0.00%	0.85%	to	1.45%	13.07%	to	13.75%
December 31, 2019	1	$10.30	to	$10.30	$9	0.00%	1.45%	to	1.45%	3.02%	to	3.02%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2031 (Available January 2, 2020)
December 31, 2020	936	$11.04	to	$11.17	$10,389	0.00%	1.30%	to	2.55%	10.40%	to	11.76%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Growth Portfolio (Service Shares) (Available April 27, 2020)
December 31, 2020	16	$13.47	to	$13.48	$216	0.18%	0.48%	to	0.55%	32.65%	to	32.71%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (Available April 27, 2020)
December 31, 2020	4	$13.54	to	$13.56	$56	0.00%	0.48%	to	0.66%	33.26%	to	33.42%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Technology Portfolio (Service Shares) (Available April 27, 2020)
December 31, 2020	103	$14.58	to	$14.62	$1,506	0.00%	0.48%	to	0.86%	44.68%	to	45.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Mid Cap Growth Series (Service Shares) (Available April 27, 2020)
December 31, 2020	30	$14.77	to	$14.79	$443	0.00%	0.48%	to	0.73%	44.43%	to	44.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A115

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® New Discovery Series (Service Shares) (Available April 27, 2020)
December 31, 2020	12	$16.71	to	$16.74	$207	0.00%	0.48%	to	0.73%	61.84%	to	62.11%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Research Series (Service Shares) (Available April 27, 2020)
December 31, 2020	9	$12.97	to	$12.99	$122	0.05%	0.48%	to	0.68%	27.88%	to	28.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Service Shares) (Available April 27, 2020)
December 31, 2020	169	$10.71	to	$10.74	$1,814	0.55%	0.48%	to	0.86%	7.38%	to	7.66%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Service Shares) (Available April 27, 2020)
December 31, 2020	43	$11.99	to	$12.01	$518	1.77%	0.48%	to	0.73%	18.37%	to	18.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Utilities Series (Service Shares) (Available April 27, 2020)
December 31, 2020	58	$12.13	to	$12.16	$703	1.18%	0.48%	to	0.86%	19.22%	to	19.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 4) (Available August 17, 2020)
December 31, 2020	79	$10.87	to	$10.88	$864	2.46%	0.48%	to	0.86%	8.38%	to	8.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 4) (Available August 17, 2020)
December 31, 2020	22	$11.12	to	$11.13	$246	2.26%	0.48%	to	0.73%	11.08%	to	11.18%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Bond Fund (Class 4) (Available August 17, 2020)
December 31, 2020	24	$10.12	to	$10.13	$247	3.15%	0.48%	to	0.73%	1.25%	to	1.34%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A116

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Global Growth and Income Fund (Class 4) (Available August 17, 2020)
December 31, 2020	5	$11.35	to	$11.35	$55	1.00%	0.48%	to	0.55%	13.12%	to	13.15%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Small Capitalization Fund (Class 4) (Available August 17, 2020)
December 31, 2020	3	$12.45	to	$12.45	$40	0.00%	0.55%	to	0.66%	23.41%	to	23.46%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 4) (Available August 17, 2020)
December 31, 2020	157	$12.23	to	$12.25	$1,918	0.00%	0.48%	to	0.73%	20.39%	to	20.50%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 4) (Available August 17, 2020)
December 31, 2020	32	$11.06	to	$11.07	$349	2.12%	0.48%	to	0.73%	10.18%	to	10.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS International Fund (Class 4) (Available August 17, 2020)
December 31, 2020	3	$11.99	to	$11.99	$36	0.41%	0.66%	to	0.66%	19.50%	to	19.50%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS New World Fund® (Class 4) (Available August 17, 2020)
December 31, 2020	21	$11.92	to	$11.93	$249	0.00%	0.48%	to	0.73%	18.51%	to	18.62%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	17	$11.22	to	$11.23	$191	1.92%	0.48%	to	0.66%	11.63%	to	11.70%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	3	$11.25	to	$11.27	$36	2.03%	0.48%	to	0.86%	12.64%	to	12.80%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A117

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	BlackRock Capital Appreciation V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	12	$11.59	to	$11.60	$143	0.00%	0.48%	to	0.73%	14.95%	to	15.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	15	$11.26	to	$11.27	$174	1.13%	0.48%	to	0.66%	12.85%	to	12.92%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	19	$11.39	to	$11.40	$212	0.00%	0.48%	to	0.73%	12.78%	to	12.88%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	139	$11.16	to	$11.17	$1,554	2.32%	0.48%	to	0.73%	11.35%	to	11.46%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	200	$10.98	to	$10.99	$2,199	0.00%	0.48%	to	0.73%	8.94%	to	9.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	112	$12.37	to	$12.38	$1,389	0.00%	0.48%	to	0.73%	22.35%	to	22.47%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Health Care Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	151	$10.89	to	$10.90	$1,640	1.02%	0.48%	to	0.73%	7.68%	to	7.78%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Basic Value V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	5	$11.50	to	$11.50	$60	3.74%	0.48%	to	0.48%	15.31%	to	15.31%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The
A118

Note 7:    Financial Highlights (Continued)
recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***    These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life of New Jersey. These charges are assessed through a reduction in unit values.

B.Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.
A119

Note 8:    Charges and Expenses (Continued)

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor New York Variable Annuity	0.25%	1.20%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.55%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.30%
Prudential Premier Retirement Variable Annuity C Series	1.30%	2.75%
Prudential Premier Retirement Variable Annuity L Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity X Series	1.30%	2.85%
Prudential Premier Variable Annuity B Series	1.15%	2.15%
Prudential Premier Variable Annuity Bb Series	0.95%	1.95%
Prudential Premier Variable Annuity L Series	1.50%	2.50%
Prudential Premier Variable Annuity X Series	1.55%	2.55%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.45%
Strategic Partners FlexElite 2	1.65%	2.50%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.35%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.35%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A120

Note 8:    Charges and Expenses (Continued)

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A121

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company of New Jersey and
the Contract Owners of Pruco Life of New Jersey Flexible Premium Variable Annuity Account

Opinions on the Financial Statements
We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (Class I) (1)	AST Bond Portfolio 2020 (3)
Prudential Diversified Bond Portfolio (1)	AST Jennison Large-Cap Growth Portfolio (1)
Prudential Equity Portfolio (Class I) (1)	AST Bond Portfolio 2021 (1)
Prudential Value Portfolio (Class I) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Prudential High Yield Bond Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
Prudential Stock Index Portfolio (1)	AST Bond Portfolio 2022 (1)
Prudential Global Portfolio (1)	AST Quantitative Modeling Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
T. Rowe Price International Stock Portfolio (1)	AST Prudential Core Bond Portfolio (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2023 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	AST MFS Growth Allocation Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST MFS Large-Cap Value Portfolio (1)
MFS® Research Series (Initial Class) (1)	AST Bond Portfolio 2024 (1)
MFS® Growth Series (Initial Class) (1)	AST AQR Emerging Markets Equity Portfolio (4)
American Century VP Value Fund (Class I) (1)	AST ClearBridge Dividend Growth Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Multi-Sector Fixed Income Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST AQR Large-Cap Portfolio (4)
Davis Value Portfolio (1)	AST Large-Cap Core Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST Bond Portfolio 2025 (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Goldman Sachs Global Growth Allocation Portfolio (5)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (5)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST Managed Equity Portfolio (5)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST Managed Fixed Income Portfolio (5)
AST High Yield Portfolio (1)	AST FQ Absolute Return Currency Portfolio (4)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Jennison Global Infrastructure Portfolio (4)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (2)
AST Small-Cap Value Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST Mid-Cap Growth Portfolio (1)	AST Bond Portfolio 2026 (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST AB Global Bond Portfolio (2)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Goldman Sachs Global Income Portfolio (2)
AST MFS Growth Portfolio (1)	AST Global Bond Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (4)
AST BlackRock Low Duration Bond Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	AST Managed Alternatives Portfolio (5)
AST T. Rowe Price Natural Resources Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST MFS Global Equity Portfolio (1)	AST Bond Portfolio 2027 (1)
AST J.P. Morgan International Equity Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
A122

AST Templeton Global Bond Portfolio (2)	AST Bond Portfolio 2028 (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Bond Portfolio 2029 (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST American Funds Growth Allocation Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Bond Portfolio 2030 (1)
AST Balanced Asset Allocation Portfolio (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (1)
AST Preservation Asset Allocation Portfolio (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Dimensional Global Core Allocation Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Bond Portfolio 2031 (6)
AST Advanced Strategies Portfolio (1)	MFS® International Growth Portfolio (Service Shares) (7)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (7)
AST Government Money Market Portfolio (1)	MFS® Technology Portfolio (Service Shares) (7)
AST Small-Cap Growth Portfolio (1)	MFS® Mid Cap Growth Series (Service Shares) (7)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	MFS® New Discovery Series (Service Shares) (7)
AST International Value Portfolio (1)	MFS® Research Series (Service Shares) (7)
AST International Growth Portfolio (1)	MFS® Total Return Bond Series (Service Shares) (7)
AST Investment Grade Bond Portfolio (1)	MFS® Total Return Series (Service Shares) (7)
AST Western Asset Core Plus Bond Portfolio (1)	MFS® Utilities Series (Service Shares) (7)
AST Cohen & Steers Global Realty Portfolio (1)	American Funds IS Asset Allocation Fund (Class 4) (8)
AST Emerging Markets Equity Portfolio (1)	American Funds IS Blue Chip Income and Growth Fund (Class 4) (8)
AST Goldman Sachs Small-Cap Value Portfolio (1)	American Funds IS Bond Fund (Class 4) (8)
AST AllianzGI World Trends Portfolio (1)	American Funds IS Global Growth and Income Fund (Class 4) (8)
AST J.P. Morgan Global Thematic Portfolio (1)	American Funds IS Global Small Capitalization Fund (Class 4) (8)
AST Goldman Sachs Multi-Asset Portfolio (1)	American Funds IS Growth Fund (Class 4) (8)
ProFund VP Consumer Services (1)	American Funds IS Growth-Income Fund (Class 4) (8)
ProFund VP Consumer Goods (1)	American Funds IS International Fund (Class 4) (8)
ProFund VP Financials (1)	American Funds IS New World Fund® (Class 4) (8)
ProFund VP Health Care (1)	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (8)
ProFund VP Industrials (1)	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (8)
ProFund VP Mid-Cap Growth (1)	BlackRock Capital Appreciation V.I. Fund (Class III) (8)
ProFund VP Mid-Cap Value (1)	BlackRock Equity Dividend V.I. Fund (Class III) (8)
ProFund VP Real Estate (1)	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (8)
ProFund VP Small-Cap Growth (1)	Fidelity® VIP Balanced Portfolio (Service Class 2) (8)
ProFund VP Small-Cap Value (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (8)
ProFund VP Telecommunications (1)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (8)
ProFund VP Utilities (1)	Fidelity® VIP Health Care Portfolio (Service Class 2) (8)
ProFund VP Large-Cap Growth (1)	BlackRock Basic Value V.I. Fund (Class III) (8)
ProFund VP Large-Cap Value (1)

(1) Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(2) Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 and statement of changes in net assets for the period January 1, 2020 to November 13, 2020 and for the year ended December 31, 2019.

(3) Statement of net assets as of December 31, 2020 (date of liquidation), statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(4) Statement of net assets as of August 14, 2020 (date of merger), statement of operations for the period January 1, 2020 to August 14, 2020 and statement of changes in net assets for the period January 1, 2020 to August 14, 2020 and for the year ended December 31, 2019.

(5) Statement of net assets as of April 24, 2020 (date of merger), statement of operations for the period January 1, 2020 to April 24, 2020 and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 and for the year ended December 31, 2019.

(6) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period January 2, 2020 (commencement of operations) to December 31, 2020.

(7) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period April 27, 2020 (commencement of operations) to December 31, 2020.

(8) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period August 17, 2020 (commencement of operations) to December 31, 2020.

A123

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company of New Jersey management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 7, 2021

We have served as the auditor of one or more of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account since 1996.
A124

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$0) (amortized cost: 2020 – $1,635,870; 2019 – $1,437,796)	$1,894,195	$1,550,096
Fixed maturities, trading, at fair value (amortized cost: 2020 – $17,718; 2019 – $14,221)	19,269	13,700
Equity securities, at fair value (cost: 2020 – $4,660; 2019 – $5,139)	6,218	7,512
Policy loans	212,163	211,986
Commercial mortgage and other loans (net of $440 and $165 allowance for credit losses at December 31, 2020 and December 31, 2019, respectively)(1)	133,115	143,098
Other invested assets (includes $17,581 and $24,726 measured at fair value at December 31, 2020 and 2019, respectively)	97,509	89,536
Total investments	2,362,469	2,015,928
Cash and cash equivalents	68,527	55,924
Deferred policy acquisition costs	224,425	178,813
Accrued investment income	21,248	19,539
Reinsurance recoverables	3,860,612	3,200,642
Receivables from parent and affiliates	31,061	32,820
Income taxes receivable	0	6,268
Other assets	23,007	21,203
Separate account assets	17,117,510	15,904,208
TOTAL ASSETS	$23,708,859	$21,435,345
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	2,976,575	2,302,959
Policyholders' account balances	2,532,766	2,424,120
Cash collateral for loaned securities	2,725	2,481
Income taxes payable(1)	10,821	0
Short-term debt to affiliates	0	89
Payables to parent and affiliates	16,250	24,958
Other liabilities(1)	187,620	140,628
Separate account liabilities	17,117,510	15,904,208
Total liabilities	$22,844,267	$20,799,443
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	348,735	268,021
Retained earnings	328,450	280,246
Accumulated other comprehensive income (loss)	185,407	85,635
Total equity	864,592	635,902
TOTAL LIABILITIES AND EQUITY	$23,708,859	$21,435,345
(1)December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$21,660	$12,931	$13,007
Policy charges and fee income	74,202	65,735	62,567
Net investment income	82,995	76,788	67,811
Asset administration fees	6,744	5,844	5,356
Other income	6,365	4,622	1,004
Realized investment gains (losses), net	1,871	(17,388)	(9,273)
TOTAL REVENUES	193,837	148,532	140,472
BENEFITS AND EXPENSES
Policyholders’ benefits	41,887	25,613	19,829
Interest credited to policyholders’ account balances	44,096	37,746	35,936
Amortization of deferred policy acquisition costs	18,119	14,850	15,972
General, administrative and other expenses	47,703	36,980	37,507
TOTAL BENEFITS AND EXPENSES	151,805	115,189	109,244
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	42,032	33,343	31,228
Income tax expense (benefit)	(6,339)	(3,412)	(53)
NET INCOME (LOSS)	$48,371	$36,755	$31,281
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	250	10	(1,187)
Net unrealized investment gains (losses)	126,043	126,575	(67,692)
Total	126,293	126,585	(68,879)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	26,521	26,583	(14,464)
Other comprehensive income (loss), net of taxes	99,772	100,002	(54,415)
Comprehensive income (loss)	$148,143	$136,757	$(23,134)

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2017	$2,000	$211,961	$218,067	$34,330	$466,358
Cumulative effect of adoption of ASU 2016-01			372	(175)	197
Cumulative effect of adoption of ASU 2018-02			(5,893)	5,893
Contributed capital		1,300			1,300
Contributed (distributed) capital- parent/child asset transfers		0			0
Comprehensive income:
Net income (loss)			31,281		31,281
Other comprehensive income (loss), net of tax				(54,415)	(54,415)
Total comprehensive income (loss)					(23,134)
Balance, December 31, 2018	2,000	213,261	243,827	(14,367)	444,721
Cumulative effect of adoption of accounting changes(1)			(336)		(336)
Contributed capital		59,536			59,536
Contributed (distributed) capital- parent/child asset transfers		(4,776)			(4,776)
Comprehensive income:
Net income (loss)			36,755		36,755
Other comprehensive income (loss), net of tax				100,002	100,002
Total comprehensive income (loss)					136,757
Balance, December 31, 2019	2,000	268,021	280,246	85,635	635,902
Cumulative effect of adoption of accounting changes(2)			(167)		(167)
Contributed capital		85,112			85,112
Contributed (distributed) capital- parent/child asset transfers		(4,398)			(4,398)
Comprehensive income:
Net income (loss)			48,371		48,371
Other comprehensive income (loss), net of tax				99,772	99,772
Total comprehensive income (loss)					148,143
Balance, December 31, 2020	$2,000	$348,735	$328,450	$185,407	$864,592
(1)Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2)Includes the impact from the adoption of ASU 2016-13. See Note 2.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$48,371	$36,755	$31,281
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income(1)	(24,935)	(17,100)	(15,393)
Interest credited to policyholders’ account balances	44,096	37,746	35,936
Realized investment (gains) losses, net	(1,871)	17,388	9,273
Amortization and other non-cash items	(16,951)	(10,762)	(7,850)
Change in:
Future policy benefits	289,417	256,062	201,654
Reinsurance recoverables	(272,450)	(246,914)	(209,954)
Accrued investment income	(1,709)	(1,775)	(1,184)
Net payables to/receivables from parent and affiliates	(8,567)	5,723	856
Deferred policy acquisition costs	(58,425)	(24,349)	(14,771)
Income taxes	(8,215)	(12,357)	(4,963)
Derivatives, net	5,305	1,194	(4,777)
Other, net	7,484	(3,014)	21,047
Cash flows from (used in) operating activities	1,550	38,597	41,155
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	60,422	72,095	73,692
Equity securities	3,591	3,353	1,939
Policy loans	26,439	27,022	23,009
Ceded policy loans	(1,434)	(1,576)	(1,990)
Commercial mortgage and other loans	14,559	9,788	4,209
Other invested assets	1,908	1,679	2,502
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(181,796)	(166,382)	(167,311)
Fixed maturities, trading	(3,497)	(6,776)	0
Equity securities	(2)	(50)	(2,002)
Policy loans	(19,774)	(24,529)	(28,537)
Ceded policy loans	3,602	2,337	2,734
Commercial mortgage and other loans	(3,978)	(33,817)	(1,595)
Other invested assets	(11,046)	(16,980)	(7,186)
Notes receivable from parent and affiliates, net	1,391	6,362	455
Derivatives, net	505	(561)	161
Other, net	149	(410)	(282)
Cash flows from (used in) investing activities	(108,961)	(128,445)	(100,202)

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	529,874	553,804	555,153
Ceded policyholders’ account deposits	(347,786)	(342,648)	(337,536)
Policyholders’ account withdrawals	(327,130)	(342,230)	(311,159)
Ceded policyholders’ account withdrawals	248,680	224,910	187,237
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	244	(221)	(12,505)
Contributed (distributed) capital - parent/child asset transfers	(165)	0	0
Net change in financing arrangements (maturities 90 days or less)	(89)	89	0
Drafts outstanding	9,111	(9,040)	10,067
Other, net(1)	7,275	(9,333)	(6,387)
Cash flows from (used in) financing activities	120,014	75,331	84,870
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,603	(14,517)	25,823
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	55,924	70,441	44,618
CASH AND CASH EQUIVALENTS, END OF YEAR	$68,527	$55,924	$70,441
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$1,880	$8,946	$4,910
Interest paid	$18	$100	$5
(1) Prior period amounts have been revised to correct an error. See Note 16 for details.
Significant Non-Cash Transactions
For the years ended December 31, 2020 and 2019, the Company received $85 million and $60 million, respectively, of non-cash assets from its parent, Pruco Life Insurance Company. See Note 13 for additional information. There were no significant non-cash transactions for the year ended December 31, 2018.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.

Basis of Presentation

The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Revision to Prior Period Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Statements of Cash Flows. Prior period amounts have been revised in the financial statements to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revision and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $372 thousand, a reduction to AOCI of $175 thousand, and an increase to equity of $197 thousand upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized, and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company’s projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers, and are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Other assets consist primarily of premiums due and deferred loss on reinsurance with affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.” See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits include liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

Income taxes receivable/payable primarily represent the net deferred tax asset or liability and the Company’s estimated taxes receivable/payable for the current year and open audit years.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in “Income tax expense (benefit)” in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $5.9 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Other liabilities consist primarily of accrued expenses, reinsurance payables and technical overdrafts.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value" or "Equity securities, at fair value".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $0.2 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: income taxes payable and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Statements of Financial Position. In the Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.
The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Financial Statements and Notes to the Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020 the FASB issued ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$10,638	$1,017	$0	$0	$11,655
Obligations of U.S. states and their political subdivisions	162,227	20,399	0	0	182,626
Foreign government bonds	79,318	13,347	29	0	92,636
U.S. public corporate securities	791,616	158,087	118	0	949,585
U.S. private corporate securities	222,279	23,564	225	0	245,618
Foreign public corporate securities	60,376	10,022	51	0	70,347
Foreign private corporate securities	148,103	17,892	640	0	165,355
Asset-backed securities(1)	16,535	666	12	0	17,189
Commercial mortgage-backed securities	141,564	13,854	0	0	155,418
Residential mortgage-backed securities(2)	3,214	552	0	0	3,766
Total fixed maturities, available-for-sale	$1,635,870	$259,400	$1,075	$0	$1,894,195
(1)Includes credit-tranched securities collateralized by loan obligations and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$14,983	$1,032	$0	$16,015	$0
Obligations of U.S. states and their political subdivisions	123,505	10,172	0	133,677	0
Foreign government bonds	70,287	6,993	0	77,280	0
U.S. public corporate securities	627,880	70,167	527	697,520	0
U.S. private corporate securities	222,952	10,416	153	233,215	0
Foreign public corporate securities	53,115	4,958	80	57,993	0
Foreign private corporate securities	161,597	4,505	2,210	163,892	0
Asset-backed securities(1)	17,816	753	27	18,542	0
Commercial mortgage-backed securities	141,593	5,796	0	147,389	0
Residential mortgage-backed securities(2)	4,068	509	4	4,573	(50)
Total fixed maturities, available-for-sale	$1,437,796	$115,301	$3,001	$1,550,096	$(50)
(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$2,122	$29	$0	$0	$2,122	$29
U.S. public corporate securities	10,416	118	0	0	10,416	118
U.S. private corporate securities	9,635	225	0	0	9,635	225
Foreign public corporate securities	1,611	51	0	0	1,611	51
Foreign private corporate securities	0	0	12,017	640	12,017	640
Asset-backed securities	988	2	3,941	10	4,929	12
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$24,772	$425	$15,958	$650	$40,730	$1,075

The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$0	$0	$400	$0	$400	$0
U.S. public corporate securities	16,892	190	1,073	337	17,965	527
U.S. private corporate securities	7,350	140	4,757	13	12,107	153
Foreign public corporate securities	2,054	23	2,427	57	4,481	80
Foreign private corporate securities	10,659	281	27,048	1,929	37,707	2,210
Asset-backed securities	1,488	12	2,985	15	4,473	27
Residential mortgage-backed securities	91	4	0	0	91	4
Total fixed maturities, available-for-sale	$38,534	$650	$38,690	$2,351	$77,224	$3,001

As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $0.4 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $0.7 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, the $0.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance and consumer non-cyclical sectors.

As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $2.4 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $0.6 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $2.4 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and energy sectors.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$18,747	$19,000
Due after one year through five years	200,909	214,388
Due after five years through ten years	205,745	228,272
Due after ten years	1,049,156	1,256,162
Asset-backed securities	16,535	17,189
Commercial mortgage-backed securities	141,564	155,418
Residential mortgage-backed securities	3,214	3,766
Total fixed maturities, available-for-sale	$1,635,870	$1,894,195

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$4,085	$12,801	$3,530
Proceeds from maturities/prepayments	57,837	59,294	70,152
Gross investment gains from sales and maturities	(4)	164	172
Gross investment losses from sales and maturities	(43)	(709)	(219)
OTTI recognized in earnings(2)	N/A	(5,474)	(125)
Write-downs recognized in earnings(3)	(625)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	0	N/A	N/A

(1)Includes $1.5 million, $0.0 million and $0.0 million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.
(3)For the year ended December 31, 2020, amounts represent write-downs on credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the "allowance for credit losses."

For the year ended December 31, 2020, there was no activity in the allowance for credit losses for fixed maturity securities.

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(0.8) million, $0.6 million and $(1.0) million during the years ended December 31, 2020, 2019 and 2018, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$46,755	35.0%	$47,568	33.2%
Hospitality	14,031	10.5	14,266	10.0
Industrial	13,936	10.4	18,907	13.2
Office	23,649	17.7	24,035	16.7
Other	16,929	12.7	18,853	13.2
Retail	15,857	11.9	16,174	11.3
Total commercial mortgage loans	131,157	98.2	139,803	97.6
Agricultural property loans	2,398	1.8	3,460	2.4
Total commercial mortgage and agricultural property loans	133,555	100.0%	143,263	100.0%
Allowance for credit losses	(440)		(165)
Total net commercial mortgage and agricultural property loans	$133,115		$143,098

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in New York (14%), Florida (10%), Illinois (9%) and Texas (9%)) and included loans secured by properties in Europe (11%).

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$179	$1	$180
Addition to (release of) allowance for credit losses	(29)	0	(29)
Balance at December 31, 2018	$150	$1	$151
Addition to (release of) allowance for credit losses	14	0	14
Balance at December 31, 2019	$164	$1	$165
Cumulative effect of adoption of ASU 2016-13	204	0	204
Addition to (release of) allowance for expected losses	72	(1)	71
Balance at December 31, 2020	$440	$0	$440
See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial Mortgage Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$6,285	$0	$6,349	$9,731	$45,261	$67,626
60%-69.99%	2,198	27,970	1,478	5,381	3,191	18,533	58,751
70%-79.99%	0	1,870	0	0	0	1,931	3,801
80% or greater	0	0	0	979	0	0	979
Total	$2,198	$36,125	$1,478	$12,709	$12,922	$65,725	$131,157
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$2,198	$31,751	$1,478	$11,730	$11,872	$60,499	$119,528
1.0 - 1.2x	0	3,364	0	979	1,050	5,226	10,619
Less than 1.0x	0	1,010	0	0	0	0	1,010
Total	$2,198	$36,125	$1,478	$12,709	$12,922	$65,725	$131,157
Agricultural Property Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$0	$0	$2,398	$2,398
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$0	$2,398	$2,398
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$0	$0	$2,398	$2,398
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$0	$2,398	$2,398

Commercial mortgage loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$89,855	$1,131	$0	$90,986
60%-69.99%	42,726	1,877	0	44,603
70%-79.99%	2,695	1,519	0	4,214
80% or greater	0	0	0	0
Total commercial mortgage loans	$135,276	$4,527	$0	$139,803

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Agricultural property loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$3,460	$0	$0	$3,460
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$3,460	$0	$0	$3,460

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$131,157	$0	$0	$0	$131,157	$0
Agricultural property loans	2,398	0	0	0	2,398	0
Total	$133,555	$0	$0	$0	$133,555	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$139,803	$0	$0	$0	$139,803	$0
Agricultural property loans	3,460	0	0	0	3,460	0
Total	$143,263	$0	$0	$0	$143,263	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

There were no loans on non-accrual status as of December 31, 2020. Loans that were in non-accrual status did not recognize interest income for the year ended December 31, 2020.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.

For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were no commercial mortgage and other loans sold.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Company's investment in separate accounts	$3,269	$3,418
LPs/LLCs:
Equity method:
Private equity	38,261	26,609
Hedge funds	33,773	30,629
Real estate-related	4,625	4,154
Subtotal equity method	76,659	61,392
Fair value:
Private equity	590	774
Hedge funds	69	78
Real estate-related	2,141	2,490
Subtotal fair value	2,800	3,342
Total LPs/LLCs	79,459	64,734
Derivative instruments	14,781	21,384
Total other invested assets	$97,509	$89,536

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method. Changes between periods in the tables below reflect changes in the activities within the LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2020	2019
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$1,806,040	$1,629,207
Total liabilities	$0	$0
Partners’ capital	1,806,040	1,629,207
Total liabilities and partners’ capital	$1,806,040	$1,629,207
Total liabilities and partners’ capital included above	$33,773	$30,629
Equity in LP/LLC interests not included above	42,886	30,763
Carrying value	$76,659	$61,392

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in securities and other miscellaneous assets.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31,
	2020	2019	2018
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$168,120	$125,685	$(511)
Total expenses	0	0	0
Net earnings (losses)	$168,120	$125,685	$(511)
Equity in net earnings (losses) included above	$3,144	$2,363	$(10)
Equity in net earnings (losses) of LP/LLC interests not included above	3,858	801	751
Total equity in net earnings (losses)	$7,002	$3,164	$741

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in securities and other income.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$15,178
Equity securities	1
Commercial mortgage and other loans	372
Policy loans	5,688
Short-term investments and cash equivalents	9
Total accrued investment income	$21,248

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$61,250	$57,518	$52,235
Fixed maturities, trading	542	376	322
Equity securities	363	363	364
Commercial mortgage and other loans	5,485	5,130	5,006
Policy loans	11,597	11,458	11,071
Other invested assets	7,509	4,459	1,869
Short-term investments and cash equivalents	431	997	655
Gross investment income	87,177	80,301	71,522
Less: investment expenses	(4,182)	(3,513)	(3,711)
Net investment income	$82,995	$76,788	$67,811

The carrying value of non-income producing assets included $0.4 million in available-for-sale fixed maturities, as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(672)	$(6,019)	$(172)
Commercial mortgage and other loans	(71)	(14)	29
Other invested assets	(51)	(519)	49
Derivatives	2,721	(10,839)	(9,178)
Short-term investments and cash equivalents	(56)	3	(1)
Realized investment gains (losses), net	$1,871	$(17,388)	$(9,273)
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$51	$143
Fixed maturity securities, available-for-sale — all other(1)	N/A	112,249	(20,211)
Fixed maturity securities, available-for-sale with an allowance	0	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	258,325	N/A	N/A
Derivatives designated as cash flow hedges(2)	(2,998)	3,193	1,793
Affiliated notes	254	480	509
Other investments	143	66	145
Net unrealized gains (losses) on investments	$255,724	$116,039	$(17,621)
(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2020			December 31, 2019
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
Foreign public corporate securities	$2,725	$0	$2,725	$2,481	$0	$2,481
Total cash collateral for loaned securities(1)	$2,725	$0	$2,725	$2,481	$0	$2,481
(1)The Company did not have agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,525	$2,427
Total securities pledged	$2,525	$2,427
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,725	$2,481
Total liabilities supported by the pledged collateral	$2,725	$2,481

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2020 and 2019, there was no collateral that could be sold or repledged.
As of both December 31, 2020 and 2019, there were available-for-sale fixed maturities of $0.5 million, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and index-linked universal life), which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to certain of these derivatives, the Company has entered into reinsurance agreements with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 9 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$126,806	$2,404	$(7,017)	$131,212	$4,653	$(1,504)
Total Derivatives Designated as Hedge Accounting Instruments:	$126,806	$2,404	$(7,017)	$131,212	$4,653	$(1,504)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$30,200	$4,535	$0	$32,075	$3,005	$(5)
Credit
Credit Default Swaps	713	0	(6)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	33,224	2,374	(1,650)	33,224	2,691	(579)
Foreign Currency
Foreign Currency Forwards	3,087	0	(96)	1,858	0	(36)
Equity
Equity Options	441,725	41,582	(27,350)	379,350	24,064	(10,919)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$508,949	$48,491	$(29,102)	$446,507	$29,760	$(11,539)
Total Derivatives(1)(2)	$635,755	$50,895	$(36,119)	$577,719	$34,413	$(13,043)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $1,195 million and $761 million as of December 31, 2020 and 2019, respectively included in “Future policy benefits” and $154 million and $134 million as of December 31, 2020 and 2019, respectively included in “Policyholders’ account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $1,195 million and $761 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in "Other invested assets" and "Payables to parent and affiliates" on the Statements of Financial Position.

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$50,895	$(36,114)	$14,781	$(14,572)	$209
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$50,895	$(36,114)	$14,781	$(14,572)	$209
Offsetting of Financial Liabilities:
Derivatives(1)	$36,119	$(36,119)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$36,119	$(36,119)	$0	$0	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$34,413	$(13,029)	$21,384	$(21,384)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$34,413	$(13,029)	$21,384	$(21,384)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$13,043	$(13,043)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$13,043	$(13,043)	$0	$0	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$106	$1,868	$(1,016)	$(6,191)
Total cash flow hedges	106	1,868	(1,016)	(6,191)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,919	0	0	0
Currency	(174)	0	0	0
Currency/Interest Rate	(894)	0	(25)	0
Credit	(88)	0	0	0
Equity	4,603	0	0	0
Embedded Derivatives	(2,751)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	2,615	0	(25)	0
Total	$2,721	$1,868	$(1,041)	$(6,191)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$569	$1,693	$(418)	$1,391
Total cash flow hedges	569	1,693	(418)	1,391
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,393	0	0	0
Currency	38	0	0	0
Currency/Interest Rate	216	0	(9)	0
Credit	(1)	0	0	0
Equity	10,544	0	0	0
Embedded Derivatives	(23,598)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(11,408)	0	(9)	0
Total	$(10,839)	$1,693	$(427)	$1,391

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(305)	$1,360	$638	$6,829
Total cash flow hedges	(305)	1,360	638	6,829
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(583)	0	0	0
Currency	98	0	0	0
Currency/Interest Rate	1,682	0	13	0
Credit	(2)	0	0	0
Equity	(3,793)	0	0	0
Embedded Derivatives	(6,275)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(8,873)	0	13	0
Total	$(9,178)	$1,360	$651	$6,829

(1)Net change in AOCI.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(5,036)
Amount recorded in AOCI
Currency/Interest Rate	8,522
Total amount recorded in AOCI	8,522
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,693)
Total amount reclassified from AOCI to income	(1,693)
Balance, December 31, 2018	$1,793
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	9
Amount recorded in AOCI
Currency/Interest Rate	3,235
Total amount recorded in AOCI	3,235
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,844)
Total amount reclassified from AOCI to income	(1,844)
Balance, December 31, 2019	$3,193
Amount recorded in AOCI
Currency/Interest Rate	(5,233)
Total amount recorded in AOCI	(5,233)
Amount reclassified from AOCI to income
Currency/Interest Rate	(958)
Total amount reclassified from AOCI to income	(958)
Balance, December 31, 2020	$(2,998)
(1)See Note 2 for details.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of $1.5 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.
There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2020 and 2019.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0.7 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$11,655	$0	$0	$11,655
Obligations of U.S. states and their political subdivisions	0	182,626	0	0	182,626
Foreign government bonds	0	92,636	0	0	92,636
U.S. corporate public securities	0	949,585	0	0	949,585
U.S. corporate private securities	0	245,194	424	0	245,618
Foreign corporate public securities	0	70,347	0	0	70,347
Foreign corporate private securities	0	141,734	23,621	0	165,355
Asset-backed securities(2)	0	17,189	0	0	17,189
Commercial mortgage-backed securities	0	155,418	0	0	155,418
Residential mortgage-backed securities	0	3,766	0	0	3,766
Subtotal	0	1,870,150	24,045	0	1,894,195
Fixed maturities, trading	0	19,269	0	0	19,269
Equity securities	0	123	6,095	0	6,218
Cash equivalents	0	60,879	0	0	60,879
Other invested assets(3)	0	50,895	0	(36,114)	14,781
Reinsurance recoverables	0	0	1,195,469	0	1,195,469
Receivables from parent and affiliates	0	815	0	0	815
Subtotal excluding separate account assets	0	2,002,131	1,225,609	(36,114)	3,191,626
Separate account assets(4)(5)	0	15,044,796	0	0	15,044,796
Total assets	$0	$17,046,927	$1,225,609	$(36,114)	$18,236,422
Future policy benefits(6)	$0	$0	$1,195,469	$0	$1,195,469
Policyholders' account balances	0	0	153,937	0	153,937
Payables to parent and affiliates	0	36,119	0	(36,119)	0
Total liabilities	$0	$36,119	$1,349,406	$(36,119)	$1,349,406

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$16,015	$0	$0	$16,015
Obligations of U.S. states and their political subdivisions	0	133,677	0	0	133,677
Foreign government bonds	0	77,280	0	0	77,280
U.S. corporate public securities	0	697,520	0	0	697,520
U.S. corporate private securities	0	232,903	312	0	233,215
Foreign corporate public securities	0	57,993	0	0	57,993
Foreign corporate private securities	0	163,026	866	0	163,892
Asset-backed securities(2)	0	18,542	0	0	18,542
Commercial mortgage-backed securities	0	147,389	0	0	147,389
Residential mortgage-backed securities	0	4,573	0	0	4,573
Subtotal	0	1,548,918	1,178	0	1,550,096
Fixed maturities, trading	0	13,700	0	0	13,700
Equity securities	0	207	7,305	0	7,512
Cash equivalents	0	55,896	0	0	55,896
Other invested assets(3)	0	34,413	0	(13,029)	21,384
Reinsurance recoverables	0	0	760,558	0	760,558
Receivables from parent and affiliates	0	2,433	0	0	2,433
Subtotal excluding separate account assets	0	1,655,567	769,041	(13,029)	2,411,579
Separate account assets(4)(5)	0	13,927,275	0	0	13,927,275
Total assets	$0	$15,582,842	$769,041	$(13,029)	$16,338,854
Future policy benefits(6)	$0	$0	$760,558	$0	$760,558
Policyholders' account balances	0	0	133,793	0	133,793
Payables to parent and affiliates	0	13,043	0	(13,043)	0
Total liabilities	$0	$13,043	$894,351	$(13,043)	$894,351

(1)“Netting” amounts represent cash collateral of $0.0 million as of both December 31, 2020 and 2019, respectively.
(2)Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $2.8 million and $3.3 million, respectively.
(4)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2020 and 2019, the fair value of such investments was $2,073 million and $1,977 million respectively.
(5)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Statements of Financial Position.
(6)As of December 31, 2020, the net embedded derivative liability position of $1,195 million includes $51 million of embedded derivatives in an asset position and $1,246 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $761 million includes $60 million of embedded derivatives in an asset position and $821 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$24,045	Discounted cash flow	Discount rate	1.84%	6.55%	2.32%	Decrease
Reinsurance recoverables	$1,195,469	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$1,195,469	Discounted cash flow	Lapse rate(5)	1%	20%		Decrease
			Spread over LIBOR(6)	0.06%	1.17%		Decrease
			Utilization rate(7)	39%	96%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(4)	$153,937	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.06%	1.17%		Decrease
			Mortality rate(9)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Reinsurance recoverables	$760,558	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$760,558	Discounted cash flow	Lapse rate(5)	1%	18%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Utilization rate(7)	43%	97%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	13%	23%		Increase
Policyholders' account balances(4)	$133,793	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Mortality rate(9)	0%	24%		Decrease
			Equity volatility curve	10%	23%		Increase

(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities available-for-sale.
(3)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(6)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(7)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(8)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(9)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$1,178	$3,315	$0	$(860)	$0	$(22)	$0	$20,434	$0	$24,045	$3,320
Structured securities(4)	0	2	0	(2)	0	0	0	0	0	0	0
Other assets:
Equity securities	7,305	2,290	0	(3,500)	0	0	0	0	0	6,095	1,100
Reinsurance recoverables	760,558	326,083	108,828	0	0	0	0	0	0	1,195,469	349,277
Receivables from parent and affiliates	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(760,558)	(326,083)	0	0	(108,828)	0	0	0	0	(1,195,469)	(349,277)
Policyholders' account balances(5)	(133,793)	(3,200)	0	0	(16,944)	0	0	0	0	(153,937)	1,307

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)(6)
	(in thousands)
Fixed maturities, available-for-sale	$34	$0	$3,275	$8	$0	$0	$3,320
Other assets:
Equity securities	0	2,290	0	0	0	1,100	0
Reinsurance recoverables	326,083	0	0	0	349,277	0	0
Receivables from parent and affiliates	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(326,083)	0	0	0	(349,277)	0	0
Policyholders' account balances	(3,200)	0	0	0	1,307	0	0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$2,882	$(2,133)	$428	$0	$0	$(638)	$0	$639	$0	$1,178	$(4,880)
Structured securities(4)	0	442	0	(10)	0	(68)	0	24,960	(25,324)	0	0
Other assets:
Equity securities	6,622	683	0	0	0	0	0	0	0	7,305	683
Reinsurance recoverables	488,825	174,913	96,820	0	0	0	0	0	0	760,558	191,215
Receivables from parent and affiliates	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(488,825)	(174,913)	0	0	(96,820)	0	0	0	0	(760,558)	(191,215)
Policyholders' account balances(5)	(1,949)	(108,588)	0	0	(23,256)	0	0	0	0	(133,793)	(107,158)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(4,895)	$0	$3,018	$186	$(4,880)	$0
Other assets:
Equity securities	0	683	0	0	0	683
Reinsurance recoverables	174,913	0	0	0	191,215	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	(174,913)	0	0	0	(191,215)	0
Policyholders' account balances	(108,588)	0	0	0	(107,158)	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$160	$0	$(3,222)	$153	$0	$0
Other assets:
Equity securities	0	(806)	0	0	0	(806)
Reinsurance recoverables	(70,180)	0	0	0	(54,376)	0
Receivables from parent and affiliates	0	0	(18)	0	0	0
Liabilities:
Future policy benefits	70,180	0	0	0	54,376	0
Policyholders' account balances	3,567	0	0	0	3,567	0

(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Includes U.S. corporate public, U.S. corporate private and foreign corporate private securities.
(4)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(5)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(6)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$140,921	$140,921	$133,115
Policy loans	0	0	212,163	212,163	212,163
Cash and cash equivalents	7,648	0	0	7,648	7,648
Accrued investment income	0	21,248	0	21,248	21,248
Reinsurance recoverables	0	0	28,654	28,654	26,915
Receivables from parent and affiliates	0	30,246	0	30,246	30,246
Other assets	0	6,205	0	6,205	6,205
Total assets	$7,648	$57,699	$381,738	$447,085	$437,540
Liabilities:
Policyholders’ account balances - investment contracts	$0	$220,527	$41,341	$261,868	$260,128
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	16,250	0	16,250	16,250
Other liabilities	0	50,335	0	50,335	50,335
Total liabilities	$0	$289,837	$41,341	$331,178	$329,438

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$148,855	$148,855	$143,098
Policy loans	0	0	211,986	211,986	211,986
Cash and cash equivalents	28	0	0	28	28
Accrued investment income	0	19,539	0	19,539	19,539
Reinsurance recoverables	0	0	26,400	26,400	26,286
Receivables from parent and affiliates	0	30,387	0	30,387	30,387
Other assets	0	3,071	0	3,071	3,071
Total assets	$28	$52,997	$387,241	$440,266	$434,395
Liabilities:
Policyholders’ account balances - investment contracts	$0	$192,239	$40,475	$232,714	$232,600
Cash collateral for loaned securities	0	2,481	0	2,481	2,481
Short-term debt to affiliates	0	89	0	89	89
Payables to parent and affiliates	0	24,958	0	24,958	24,958
Other liabilities	0	41,310	0	41,310	41,310
Total liabilities	$0	$261,077	$40,475	$301,552	$301,438

(1)Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$178,813	$165,478	$145,451
Capitalization of commissions, sales and issue expenses	76,544	39,199	30,742
Amortization-Impact of assumption and experience unlocking and true-ups	(6,688)	(5,341)	(6,328)
Amortization-All other	(11,431)	(9,509)	(9,644)
Change due to unrealized investment gains and losses	(12,813)	(11,014)	5,257
Balance, end of year	$224,425	$178,813	$165,478

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance	$1,735,376	$1,505,953
Individual annuities and supplementary contracts	41,072	32,057
Other contract liabilities	1,200,127	764,949
Total future policy benefits	$2,976,575	$2,302,959
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$1,930,925	$1,851,262
Individual annuities	363,333	360,497
Guaranteed interest accounts	17,970	20,111
Other	220,538	192,250
Total policyholders’ account balances	$2,532,766	$2,424,120
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 3.8%. Interest crediting rates range from 0.5% to 3.5% for other.
8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$9,917,698	N/A	$9,457,044	N/A
Net amount at risk	$1,339	N/A	$2,624	N/A
Average attained age of contractholders	68 years	N/A	67 years	N/A
Minimum return or contract value
Account value	$1,974,247	$11,090,944	$1,974,634	$10,662,525
Net amount at risk	$1,720	$157,115	$1,784	$174,773
Average attained age of contractholders	69 years	68 years	69 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2020	December 31, 2019
	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$921,646	$866,213
General account value	$1,117,645	$1,040,548
Net amount at risk	$18,179,223	$18,594,133
Average attained age of contractholders	56 years	54 years
(1)Balances are gross of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)
	(in thousands)
Equity funds	$6,015,019	$5,909,051
Bond funds	5,387,645	5,016,141
Money market funds	148,848	167,616
Total	$11,551,512	$11,092,808
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $340 million at December 31, 2020 and $339 million at December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB, and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance at December 31, 2017	$11,535	$196,241	$537	$472,156	$680,469
Incurred guarantee benefits(1)	1,913	52,918	10	16,669	71,510
Paid guarantee benefits	(964)	(5,636)	0	0	(6,600)
Change in unrealized investment gains and losses	(216)	(18,681)	(4)	0	(18,901)
Balance at December 31, 2018	12,268	224,842	543	488,825	726,478
Incurred guarantee benefits(1)	2,846	115,994	68	271,733	390,641
Paid guarantee benefits	63	(15,638)	(50)	0	(15,625)
Change in unrealized investment gains and losses	459	51,351	5	0	51,815
Balance at December 31, 2019	15,636	376,549	566	760,558	1,153,309
Incurred guarantee benefits(1)	7,843	107,670	(266)	434,911	550,158
Paid guarantee benefits	(518)	(27,229)	(46)	0	(27,793)
Change in unrealized investment gains and losses	1,214	56,823	2	0	58,039
Balance at December 31, 2020	$24,175	$513,813	$256	$1,195,469	$1,733,713
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2020 and 2019 because they were fully ceded.
9.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”), its parent companies, Pruco Life and Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$3,860,612	$3,200,642
Policy loans	(21,466)	(18,627)
Deferred policy acquisition costs	(661,732)	(736,575)
Deferred sales inducements	(40,980)	(47,423)
Other assets	15,172	16,540
Other liabilities	127,234	93,557

Reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
Prudential Insurance	$1,726,545	$1,245,450
PAR U	1,119,545	1,027,304
PARCC	448,884	458,441
PAR Term	236,561	219,757
Term Re	232,398	190,633
DART	69,268	38,651
Pruco Life	24,744	16,428
Unaffiliated	2,667	3,978
Total reinsurance recoverables	$3,860,612	$3,200,642

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$249,426	$248,613	$238,622
Ceded	(227,766)	(235,682)	(225,615)
Net premiums	21,660	12,931	13,007
Policy charges and fee income:
Direct	407,449	405,167	361,697
Ceded(1)	(333,247)	(339,432)	(299,130)
Net policy charges and fee income	74,202	65,735	62,567
Net investment income:
Direct	83,800	77,462	68,467
Ceded	(805)	(674)	(656)
Net investment income	82,995	76,788	67,811
Asset administration fees:
Direct	39,773	38,013	36,214
Ceded	(33,029)	(32,169)	(30,858)
Net asset administration fees	6,744	5,844	5,356
Realized investment gains (losses), net:
Direct	(324,737)	(184,219)	70,414
Ceded	326,608	166,831	(79,687)
Realized investment gains (losses), net	1,871	(17,388)	(9,273)
Policyholders’ benefits (including change in reserves):
Direct	470,557	436,729	296,335
Ceded(2)	(428,670)	(411,116)	(276,506)
Net policyholders’ benefits (including change in reserves)	41,887	25,613	19,829
Interest credited to policyholders’ account balances:
Direct	75,609	67,354	67,490
Ceded	(31,513)	(29,608)	(31,554)
Net interest credited to policyholders’ account balances	44,096	37,746	35,936
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(176,420)	$(182,460)	$(161,905)
(1)Includes $(4) million of unaffiliated activity for each of the years ended December 31, 2020, 2019 and 2018.
(2)Includes $(1) million, $(2) million and $(4) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2020	2019	2018
	(in thousands)
Direct gross life insurance face amount in force	$154,173,267	$148,591,760	$140,943,939
Reinsurance ceded	(139,478,523)	(135,331,837)	(128,863,466)
Net life insurance face amount in force	$14,694,744	$13,259,923	$12,080,473

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily Universal Life business, and such business was reinsured to Pruco Life under a yearly renewable term reinsurance agreement. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance, and a separate yearly renewable term reinsurance agreement was established with Pruco Life for Term policies. Effective April 1, 2016, the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Prudential Insurance and the Company.
PAR U
Effective July 1, 2012, the Company reinsures an amount equal to 95% of all risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a yearly renewable term reinsurance agreement with Pruco Life for new business, primarily covering Universal Life policies. Effective January 1, 2020, the Company entered in a similar yearly renewable term reinsurance agreement with Pruco Life for new business relating to Term policies. Under these agreements the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them, together with the related variable annuity base contracts, with Prudential Insurance.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, through December 31, 2019, excluding those policies that are subject to principle-based reserving.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Current tax expense (benefit):
U.S. federal	$(34,698)	$7,030	$8,435
Total	(34,698)	7,030	8,435
Deferred tax expense (benefit):
U.S. federal	28,359	(10,442)	(8,488)
Total	28,359	(10,442)	(8,488)
Income tax expense (benefit) from operations	(6,339)	(3,412)	(53)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	26,521	26,583	(14,464)
Total income tax expense (benefit)	$20,182	$23,171	$(14,517)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense	$8,827	$7,002	$6,559
Non-taxable investment income	(5,819)	(6,578)	(5,171)
Tax credits	(2,451)	(3,689)	(3,525)
Changes in tax law	(6,941)	0	(61)
Settlements with taxing authorities	0	0	2,098
Other	45	(147)	47
Reported income tax expense (benefit)	$(6,339)	$(3,412)	$(53)
Effective tax rate	(15.1)%	(10.2)%	(0.2)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was (15.1)%, (10.2)% and (0.2)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company's effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $5 million of the total $6 million of 2020 non-taxable investment income, $6 million of the total $7 million of 2019 non-taxable investment income, and $5 million of the total $5 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $0.1 million reduction in income tax expense primarily related to refinements of our provisional estimates.

The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019, or 2020 to carry back those losses up to five years. For 2020, the Company has recorded an income tax benefit of $7 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.

Settlements with taxing authorities. During 2018, the Company reached an agreement with the IRS to resolve outstanding tax audit issues for tax years 2015 and 2016 and partially for 2017 which resulted in a $2 million increase to our income tax expense for 2018.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$10,248	$29,213
Deferred policy acquisition cost	5,713	9,720
Employee benefits	0	840
Other	0	393
Deferred tax assets	15,961	40,166
Deferred tax liabilities:
Net unrealized gain on securities	54,332	23,698
Investments	4,326	5,677
Other	179	0
Deferred tax liabilities	58,837	29,375
Net deferred tax asset (liability)	$(42,876)	$10,791
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020, and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $42 million, $33 million and $31 million for the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2020	2019	2018
	(in thousands)
Balance at January 1,	$0	$0	$3,019
Increases in unrecognized tax benefits-prior years	0	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	(3,019)
Balance at December 31,	$0	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.
11.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2017	$(42)	$34,372	$34,330
Change in OCI before reclassifications	(1,187)	(66,171)	(67,358)
Amounts reclassified from AOCI	0	(1,521)	(1,521)
Income tax benefit (expense)	248	14,216	14,464
Cumulative effect of adoption of ASU 2016-01	0	(175)	(175)
Cumulative effect of adoption of ASU 2018-02	(8)	5,901	5,893
Balance, December 31, 2018	(989)	(13,378)	(14,367)
Change in OCI before reclassifications	10	122,400	122,410
Amounts reclassified from AOCI	0	4,175	4,175
Income tax benefit (expense)	(2)	(26,581)	(26,583)
Balance, December 31, 2019	(981)	86,616	85,635
Change in OCI before reclassifications	250	126,329	126,579
Amounts reclassified from AOCI	0	(286)	(286)
Income tax benefit (expense)	(52)	(26,469)	(26,521)
Balance, December 31, 2020	$(783)	$186,190	$185,407
(1)Includes cash flow hedges of $(3) million, $3 million and $2 million as of December 31, 2020, 2019 and 2018, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$958	$1,844	$1,693
Net unrealized investment gains (losses) on available-for-sale securities(4)	(672)	(6,019)	(172)
Total net unrealized investment gains (losses)	286	(4,175)	1,521
Total reclassifications for the period	$286	$(4,175)	$1,521
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$162	$(63)	$109	$(70)	$138
Net unrealized investment gains (losses) on investments arising during the period	3	0	0	(1)	2
Reclassification adjustment for (gains) losses included in net income	(22)	0	0	5	(17)
Reclassification adjustment for OTTI losses excluded from net income(1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	9	0	(2)	7
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(67)	14	(53)
Balance, December 31, 2018	143	(54)	42	(54)	77
Net unrealized investment gains (losses) on investments arising during the period	(532)	0	0	112	(420)
Reclassification adjustment for (gains) losses included in net income	647	0	0	(136)	511
Reclassification adjustment for OTTI losses excluded from net income	(207)	0	0	43	(164)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	22	0	(5)	17
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(8)	2	(6)
Balance, December 31, 2019	51	(32)	34	(38)	15
Reclassification due to implementation of ASU 2016-13(4)	(51)	32	(34)	38	(15)
Balance, December 31, 2020	$0	$0	$0	$0	$0
(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized (1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
		(in thousands)
Balance, December 31, 2017	$0	$52,537	$35	$(1,754)	$(16,584)	$34,234
Net unrealized investment gains (losses) on investments arising during the period	0	(68,532)	0	0	14,392	(54,140)
Reclassification adjustment for (gains) losses included in net income	0	(1,499)	0	0	315	(1,184)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	3,134	0	(658)	2,476
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(718)	151	(567)
Cumulative effect of adoption of ASU 2016-01	0	(270)	0	0	95	(175)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	5,901	5,901
Balance, December 31, 2018	0	(17,764)	3,169	(2,472)	3,612	(13,455)
Net unrealized investment gains (losses) on investments arising during the period	0	130,017	0	0	(27,303)	102,714
Reclassification adjustment for (gains) losses included in net income	0	3,528	0	0	(741)	2,787
Reclassification adjustment for OTTI losses excluded from net income	0	207	0	0	(43)	164
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	5,836	0	(1,226)	4,610
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(12,935)	2,716	(10,219)
Balance, December 31, 2019	0	115,988	9,005	(15,407)	(22,985)	86,601
Reclassification due to implementation of ASU 2016-13(6)	0	51	(32)	34	(38)	15
Net unrealized investment gains (losses) on investments arising during the period	0	139,971	0	0	(29,394)	110,577
Reclassification adjustment for (gains) losses included in net income	0	(286)	0	0	61	(225)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	19,268	0	(4,047)	15,221

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(32,910)	6,911	(25,999)
Balance, December 31, 2020	$0	$255,724	$28,241	$(48,283)	$(49,492)	$186,190
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.
12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) of the Company amounted to $(85) million, $38 million and $33 million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company amounted to $322 million and $339 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $32 million in 2021 without prior approval. The Company did not pay dividends to Pruco Life in 2020, 2019, and 2018 respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $0.6 million, $0.6 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $2 million, $2 million and $3 million for each of the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $2 million, $3 million and $3 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2020, 2019 and 2018.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $53 million, $78 million and $73 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $9 million, $13 million and $8 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Corporate-Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,071 million at December 31, 2020 and $2,743 million at December 31, 2019. Fees related to these COLI policies were $27 million, $26 million and $25 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $3 million, $2 million and $2 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $41 million and $37 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes gains of $4 million, $2 million and $0.3 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $33 million, $32 million and $31 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $6 million, $6 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2026	-	2027	0.00%	-	14.85%	$815	$2,433
Total long-term notes receivable - affiliated(1)							$815	$2,433
(1) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.0 million and $0.0 million for the years end December 31, 2020 and 2019, respectively, and is included in “Other assets.” Revenues related to these loans were $0.1 million, $0.2 million and $0.3 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Other income.”
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)	Realized Investment Gain (Loss)
				(in thousands)
Prudential Annuities Life Assurance Corporation	April 2019	Sale	Equity Securities	$3,293	$2,995	$0	$298
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. There was no debt outstanding for 2020. The short-term debt was $0.1 million as of December 31, 2019.
The total interest expense to the Company related to loans payable to affiliates was $0.0 million, $0.1 million and $0.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
In March 2020, the Company received a capital contribution in the amount of $85 million from Pruco Life. In December 2019, the Company received a capital contribution in the amount of $60 million from Pruco Life. In March 2018, the Company received a capital contribution in the amount of $1 million from Pruco Life.
Through 2020, 2019 and 2018, the Company did not pay any dividends.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 there were no outstanding commitments to fund commercial loans, and $4 million as of December 31, 2019. The amount includes unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was a change of $0.0 million for the twelve months ended December 31, 2020. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $74 million and $48 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$58,809	$39,729	$51,131	$44,168
Total benefits and expenses	42,563	37,792	30,848	40,602
Income (loss) from operations before income taxes	16,246	1,937	20,283	3,566
Net income (loss)	$14,545	$10,362	$19,000	$4,464
2019
Total revenues	$38,475	$43,080	$36,173	$30,804
Total benefits and expenses	27,353	33,388	27,560	26,888
Income (loss) from operations before income taxes	11,122	9,692	8,613	3,916
Net income (loss)	$10,545	$10,497	$8,366	$7,347

16.    REVISION TO PRIOR YEAR INFORMATION

Revision to 2019 and 2018 Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Statements of Cash Flows. While these items affect the cash flows from operating and financing activities, they had no impact on the net increase (decrease) in cash and cash equivalents for the previously reported periods. Prior period amounts have been revised in the financial statements to correct this error as shown below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Management assessed the materiality of the misstatement described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the financial statements for the years ended December 31, 2019 and 2018, which are presented herein, have been revised.

The following are selected line items from the financial statements illustrating the effects of these revisions:

Statements of Cash Flows

	Year Ended December 31, 2019
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(26,433)	$9,333	$(17,100)
Cash flows from (used in) operating activities	29,264	9,333	38,597
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(9,333)	(9,333)
Cash flows from (used in) financing activities	84,664	(9,333)	75,331

	Year Ended December 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(21,780)	$6,387	$(15,393)
Cash flows from (used in) operating activities	34,768	6,387	41,155
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(6,387)	(6,387)
Cash flows from (used in) financing activities	91,257	(6,387)	84,870

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2020 and 2019, and the related statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020 including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the financial statements, the Company issues certain life insurance products that include certain contract features, including no-lapse guarantees. The liability for no-lapse guarantee features is grouped with guaranteed minimum death benefit ("GMDB") features in Note 8. For GMDB contract features, additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $514 million. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the aforementioned assumptions for the additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the aforementioned assumptions used in the valuation of the additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the assumptions used in the valuation of the liabilities for the GMDB features. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products

As described in Notes 2 and 6 to the financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $224 million of deferred policy acquisition costs ("DAC") are associated with universal life and variable life products. DAC related to universal life and variable life products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models, and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS:

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(3)(a)
Specimen Selected Broker Agreement used by PAD. Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(4)(a)
The Prudential Premier Variable Annuity B and L Series individual annuity contract (including schedule pages for each B Series). Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
The Prudential Premier Variable Annuity B, L, and X Series individual annuity contract (including schedule pages for L and X Series). Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Enhanced Dollar Cost Averaging Rider. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)
Enhanced Dollar Cost Averaging Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(e)
Guaranteed Minimum Income Benefit Rider. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(f)
Guaranteed Minimum Income Benefit Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(g)
Highest Anniversary Value Death Benefit Rider. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(h)
Highest Anniversary Value Death Benefit Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(i)	Longevity Credit Rider. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(j)
Guaranteed Minimum Payments Benefit Rider. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(k)
Guaranteed Minimum Payments Benefit Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(l)
403(b) Annuity Endorsement. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(m)
Individual Retirement Annuity Endorsement. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(n)
Roth Individual Retirement Annuity Endorsement. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(o)
Highest Daily lifetime Five Benefit Rider (Enhanced). Incorporated by reference to Post-Effective Amendment No. 5, Form N-4, Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(p)
Highest Daily Lifetime Seven Benefit Rider. Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(q)
Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. Incorporated by reference to Post-Effective Amendment No. 15, Form N-4, Registration No. 333-131035, filed October 31, 2008 on behalf of Pruco Life of New Jersey flexible Premium Variable Annuity Account.

(r)
Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. Incorporated by reference to Post-Effective Amendment No. 15, Form N-4, Registration No. 333-131035, filed October 31, 2008 on behalf of Pruco Life of New Jersey flexible Premium Variable Annuity Account.

(s)
Highest Daily Lifetime Seven Benefit Schedule Supplement (P-SCH-HD7-(1/09)NY). Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(t)
Highest Daily Lifetime Five Benefit Schedule Supplement (P-SCH-HDLT-(1/09)NY). Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(u)
Beneficiary Annuity Endorsement (P-END-BENE(2/09)NY). Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(v)
Beneficiary Individual Retirement Annuity Endorsement (P-END-IRABEN(2/09)NY). Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(w)
Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)NY). Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(x)
Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY). Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(y)
Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7-(2/09)NY). Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(z)
Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09)NY). Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4, Registration 333-131035, filed on June 1, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(aa)
Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09)NY). Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4, Registration 333-131035, filed on June 1, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ab)
Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-9/09)NY). Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration 333-131035, filed on July 30, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ac)
Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-9/09)NY). Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration 333-131035, filed on July 30, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ad)
Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09)NY). Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ae)
Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09)NY). Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(af)
Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-11/09)NY). Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ag)
Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(8/10)NY). Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration 333-131035, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ah)
Highest Daily GRO Benefit Schedule Supplement (P-SCH-HDGROCAP(8/10)NY). Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration 333-131035, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ai)
Amendatory for Endorsement. Incorporated by reference to Post-Effective Amendment No.36 to Registration No. 333-131035 filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(5)(a)
Application form for the Contract. Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Election form for Lifetime Five and Spousal Lifetime Five. Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(6)(a)
Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(b)
By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(c)
Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, Registration No. 333-18053 filed March 15, 2013. on behalf of Pruco Life Insurance Company of New Jersey.

(7)(a)
Coinsurance Agreement for LT5WB. Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Coinsurance Agreement for SLT5WB. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration 333-131035, filed on April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Amendment 1 to Coinsurance Agreement for SLT5WB. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration 333-131035, filed on April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(8)(a)	Copy of Fund Participation Agreement. Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)
Copy of Rule 22C-2 Agreement. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No.36 to Registration No. 333-131035 filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(9)	Not applicable.

(10)	Not applicable.

(11)	Opinion of Counsel. Filed Herewith

(12)(a)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith

(12)(b)(1)	Power of Attorney for Caroline A. Feeney. Filed Herewith.

(12)(b)(2)	Power of Attorney for Salene Hitchcock-Gear. Filed Herewith.

(12)(c)(3)	Power of Attorney for Markus Coombs. Filed Herewith.

(12)(d)(4)	Power of Attorney for Dylan J. Tyson. Filed Herewith.

(12)(e)(5)	Power of Attorney for Candace J. Woods. Filed Herewith.

(12)(f)(6)	Power of Attorney for Susan M. Mann. Filed Herewith.

(12)(g)(7)	Power of Attorney for Nandini Mongia. Filed Herewith.

(13)	Not applicable.

(14)	Not applicable.

(15)	Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS):

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President & Chief Executive Officer and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia Three Gateway Center Newark, New Jersey 07102-4061	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed February 19, 2021 (To be filed by Amendment), the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of

1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 30. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS:
(a)    Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.
(b)    Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery 213 Washington Street Newark, New Jersey 07102-2917	President & Chief Executive Officer and Director
Anju Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Administrative Officer, Vice President and Director
Patricia L. O'Shea 213 Washington Street Newark, New Jersey 07102-2917	Chief Operating Officer
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Francine B. Boucher Three Gateway Center Newark, New Jersey 07102-4061	Chief Legal Officer, Vice President and Secretary
Kevin Chaillet 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller

Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103-3509	Chief Compliance Officer and Vice President
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Assistant Secretary
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Scott Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith Three Gateway Center Newark, New Jersey 07102-4061	Anti-Money Laundering Officer
(c)    Commissions received by PAD during 2020 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$52,509,751.30	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 33. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 34. FEE REPRESENTATION
Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 26th day of April 2021.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 26, 2021
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 26, 2021
Susan M. Mann
Markus Coombs*	Director and Vice President	April 26, 2021
Markus Coombs
Nandini Mongia*	Director and Treasurer	April 26, 2021
Nandini Mongia
Candace J. Woods*	Director	April 26, 2021
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 26, 2021
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 26, 2021
Caroline A. Feeney

By:	/s/Elizabeth Gioia
Elizabeth Gioia
* Executed by Elizabeth Gioia on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

Exhibit No.	Description

(11)	Opinion of Counsel.

(12)(a)	Written Consent of Independent Registered Public Accounting Firm

(12)(b)(1)	Power of Attorney for Caroline A. Feeney.

(12)(b)(2)	Power of Attorney for Salene Hitchcock-Gear.

(12)(b)(3)	Power of Attorney for Markus Coombs.

(12)(b)(4)	Power of Attorney for Dylan J. Tyson.

(12)(b)(5)	Power of Attorney for Candace J. Woods.

(12)(b)(6)	Power of Attorney for Susan M. Mann.

(12)(b)(7)	Power of Attorney for Nandini Mongia.